UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07443

Name of Registrant:	Vanguard Whitehall Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2020—October 31, 2021

Item 1: Reports to Shareholders

Annual Report   |   October 31, 2021
Vanguard Selected Value Fund

Contents
Your Fund’s Performance at a Glance	1
Advisors' Report	2
About Your Fund’s Expenses	6
Performance Summary	8
Financial Statements	10
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended October 31, 2021, Vanguard Selected Value Fund returned 56.30%, outpacing the 48.60% return of its benchmark, the Russell Midcap Value Index.
•	During the fiscal year, the global economy continued to recover from the sharp pandemic-induced contraction of spring 2020. Countries that were more successful in containing the coronavirus, whether through vaccinations, lockdowns, or both, generally fared better economically. Swift and extensive fiscal and monetary support from policymakers was also key to the rebound. Stock returns for the period were excellent, even amid concerns late in the fiscal year about inflation and the prospect of less accommodative monetary policy.
•	The broad U.S. stock market, as measured by the Russell 3000 Index, climbed 43.90%. Value stocks outperformed growth stocks, and mid- and small-capitalization stocks outperformed large-caps.
•	Returns were positive in all 11 industry sectors. Strong selection in industrial and consumer discretionary stocks and underweight positions in utilities and consumer staples drove outperformance relative to the benchmark. Real estate and materials detracted.
•	For the decade ended October 31, 2021, the fund’s average annual return of 12.34% trailed the 13.18% return of its expense-free benchmark.
Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	43.51%	22.01%	19.16%
Russell 2000 Index (Small-caps)	50.80	16.47	15.52
Russell 3000 Index (Broad U.S. market)	43.90	21.62	18.91
FTSE All-World ex US Index (International)	30.23	12.42	10.05
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-0.48%	5.63%	3.10%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.64	5.17	3.41
FTSE Three-Month U.S. Treasury Bill Index	0.05	1.08	1.12
CPI
Consumer Price Index	6.22%	3.03%	2.73%
1

Advisors’ Report
For the 12 months ended October 31, 2021, Vanguard Selected Value Fund returned 56.30%. It outperformed its benchmark, the Russell Midcap Value Index, which returned 48.60%.
Your fund is managed by three independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.
The accompanying table lists the advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies.
The advisors have provided the following assessment of the investment environment during the past 12 months and the notable successes and shortfalls in their portfolios. These comments were prepared on November 16, 2021.
Pzena Investment Management, LLC
Portfolio Managers:
Richard Pzena, Managing Principal
and Co-Chief Investment Officer
John Flynn, Principal
Ben Silver, CFA, CPA, Principal
Building on late-2020 momentum, value stocks continued to surge in the first half of 2021 as the vaccine rollout accelerated and fiscal and monetary stimulus set the stage for a powerful rebound in the economy. Investor preference abruptly shifted from value to growth shares in June as the Federal Reserve spoke about potential tapering and the yield curve flattened significantly. Over the 12 months, the backdrop for cyclical stocks was mostly favorable, helping the portfolio outperform its benchmark, with financials, industrials, and consumer discretionary equities leading the way.
Olin, a chemical producer of chlorine derivatives and caustic soda, was the portfolio’s top individual performer. The company continues to realize pricing improvements amid tight market conditions. U.S. oil services company Halliburton outperformed on surging crude prices after Hurricane Ida hit inventories while demand remained high amid the economic reopening. Insurer American International Group was higher after reporting tangible progress in the turnaround of its core general insurance property and casualty unit and strong performance in life and retirement insurance.
Dialysis products and services provider Fresenius Medical Care, a relatively new holding, detracted amid inflation concerns and COVID-19-related excess mortality among patients. We are nonetheless optimistic about long-term industry trends, including the increase in home dialysis, which should help Fresenius boost its already dominant product business. We expect margins to ultimately revert to more normal levels through

2

patient volume growth, rate renegotiations, and cost cuts.
In addition to Fresenius, we added outsourced IT services company Cognizant, software solutions provider Amdocs, and footwear manufacturer Skechers to the portfolio. We fully exited engineering and construction company AECOM, rental car provider Avis Budget Group, ad agency Interpublic Group, real estate service provider Realogy, and generic drug manufacturer Viatris.
Although the portfolio has experienced strong performance over the past year, valuation spreads remain wide. We continue to be heavily skewed toward financials, consumer discretionary, and industrials, where valuations remain compelling because of investor concerns over economic malaise and rising inflation.
Cooke & Bieler, LP
Portfolio Managers:
Mehul Trivedi, CFA, Partner
and Research Analyst
William Weber, CFA, Partner
and Research Analyst
The investing environment over the 12 months was shaped by a strong first half as the post-pandemic boom continued, then a softer second half as investors faced increasing supply chain disruptions, rising input-cost inflation, and labor shortages. The combined effect was a significant absolute return for U.S. equity markets, but with uncertainty and volatility also a consistent trend.
The team took advantage of the pandemic-related market volatility, finding opportunity in some of the worst-performing sectors such as utilities and consumer staples. Turnover was elevated compared with prior periods because of consistent market fluctuations. The portfolio took on a slightly more defensive, less cyclical tilt.
Successes and shortfalls
Consistent with themes in the broader market, our largest successes were companies that initially were at the epicenter of the pandemic shock but emerged stronger as the economy reopened and the recovery took hold. American Eagle, a teen and young adult retailer, demonstrated impressive demand trends in its Aerie concept throughout the pandemic. AerCap, a leading independent aircraft lessor, was less impacted by the shutdown of air travel than investors first thought and used the downturn to opportunistically purchase GE’s aircraft leasing business. Gildan Activewear, one of the world’s largest basic apparel manufacturers, improved margins and developed new channels of demand during the downturn.
By far, the portfolio’s biggest shortfall came from stable businesses that were not positioned to benefit from the economic recovery. In particular, insurance holdings failed to keep up with the market, with RenaissanceRe, Alleghany, and Arch all lagging. However,
3

these businesses are poised to generate solid returns on equity and trade at increasingly attractive valuations, making them among our more promising holdings. An underweight to energy was also a headwind. Although investors are excited about the recent rise in oil prices, we remain concerned about the industry’s pervasive lack of cash flow and the increasing risks presented by efforts at decarbonization.
Outlook
Having spent the last year pricing in an economic recovery propelled by reopening and massive fiscal and monetary stimulus, markets are now grappling with the shape of the post-pandemic landscape. In particular, the question of whether current rates of inflation are transitory or reflect deeper structural issues has increasingly dominated investors’ thinking. The prospect of persistent inflation raises questions that markets have not faced in decades; absent a ready playbook, more volatility is likely.
Donald Smith & Co., Inc.
Portfolio Managers:
Richard L. Greenberg, CFA,
Chief Executive Officer
and Co-Chief Investment Officer
Jon Hartsel, CFA,
Co-Chief Investment Officer
and Director of Research
After rebounding spectacularly in November 2020, markets continued to trend higher throughout 2021, encouraged by vaccine rollouts and the prospect of a strong post-pandemic recovery. Despite a short-lived pullback during the summer months, value stocks and our portfolio continued to rise over the 12 months ended October 31, 2021.
Top contributors included financial holdings Jefferies Financial and Fifth Third Bancorp and insurance companies Unum and American National. The stocks rose on idiosyncratic factors and a rally in the broader financial complex amid economic optimism and rising interest rates. Aircraft leasing and airline holdings AerCap and JetBlue also performed strongly as air traffic recovered from its pandemic trough. Commodity-related names such as phosphate fertilizer producer The Mosaic Company and aluminum producer Alcoa also outperformed.
Three of our holdings announced significant corporate actions during the fiscal year. The Moody family-controlled insurer American National in August announced its sale to the reinsurance arm of Brookfield Asset Management. Earlier in the year, the market responded favorably to AerCap’s plan to acquire GE’s aircraft leasing business GECAS. The recently completed transaction has made the combined entity a dominant industry leader. Pulp and paper manufacturer Domtar announced that it would be acquired by a private Canadian paper company.
4

Gold miners were the primary detractors. IAMGOLD experienced operational challenges, while the broader group declined as gold prices fell 6% over the 12 months amid rising nominal interest rates. Still, the outlook for gold prices continues to be positive, and gold miner valuations have become even more attractive relative to earnings and cash flow.
Despite signs of the pandemic abating, risks remain for the portfolio, including inflationary cost pressure on holdings such as airlines and homebuilders. Higher interest rates could impact home affordability, especially in light of dramatic price appreciation this year. Supply chain issues could also impede builders’ ability to deliver homes. Higher real interest rates (if rates rise faster than inflation expectations) would be expected to hurt gold prices and miners.
Throughout the fiscal year, we sold some of the outperformers to fund new purchases across various industries, such as gold, home building, and energy. Our largest industry weightings are insurance, materials, building/real estate, metals, aircraft leasing, financials, and airlines. Currently, the portfolio trades at 107% of tangible book value and 7 times our estimate of “normalized” earnings, compared with the Standard & Poor’s 500 Index at 1623% of tangible book value and 20 times normalized earnings.

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Pzena Investment Management, LLC	39	2,691	Uses a fundamental, bottom-up, deep-value-oriented investment strategy. Seeks to buy good businesses at low prices, focusing exclusively on companies that are underperforming their historically demonstrated earnings power.
Cooke & Bieler, L.P.	39	2,625	Conducts fundamental research in seeking high-quality businesses that have a record of generating attractive and sustainable returns on capital, durable competitive advantages, and skilled and shareholder-friendly management teams.
Donald Smith & Co., Inc.	20	1,343	Conducts fundamental research on the lowest price-to-tangible book value companies. Research focuses on underlying quality of book value and assets, and on long-term earnings potential.
Cash Investments	2	141	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.
5

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
6

Six Months Ended October 31, 2021
Selected Value Fund	Beginning Account Value 4/30/2021	Ending Account Value 10/31/2021	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$1,022.80	$1.58
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.64	1.58
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.31%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
7

Selected Value Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: October 31, 2011, Through October 31, 2021
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended October 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Selected Value Fund	56.30%	12.51%	12.34%	$32,001
Russell Midcap Value Index	48.60	12.30	13.18	34,491
Dow Jones U.S. Total Stock Market Float Adjusted Index	44.07	18.87	16.04	44,284
See Financial Highlights for dividend and capital gains information.
8

Selected Value Fund
Fund Allocation
As of October 31, 2021
Communication Services	0.8%
Consumer Discretionary	15.5
Consumer Staples	1.7
Energy	4.8
Financials	26.7
Health Care	6.5
Industrials	21.3
Information Technology	9.0
Materials	8.4
Real Estate	1.5
Utilities	3.8
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
9

Selected Value Fund
Financial Statements
Schedule of Investments
As of October 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (95.6%)
Communication Services (0.7%)
	Omnicom Group Inc.	737,550	50,212
Consumer Discretionary (14.8%)
	Gildan Activewear Inc.	4,114,107	151,070
*	Taylor Morrison Home Corp. Class A	3,571,543	109,039
*	Helen of Troy Ltd.	440,350	99,057
	Lear Corp.	474,212	81,493
	Gentex Corp.	2,301,074	81,435
	Newell Brands Inc.	2,976,072	68,122
*	PVH Corp.	586,275	64,098
	American Eagle Outfitters Inc.	2,224,060	52,799
*	Mohawk Industries Inc.	277,719	49,215
*	Skechers USA Inc. Class A	981,430	45,352
	Whirlpool Corp.	214,400	45,202
	Hasbro Inc.	424,426	40,643
	Hanesbrands Inc.	2,318,600	39,509
*	M/I Homes Inc.	603,000	34,528
*	Ford Motor Co.	1,581,504	27,012
	Gap Inc.	783,437	17,776
			1,006,350
Consumer Staples (1.6%)
	General Mills Inc.	649,600	40,145
	Spectrum Brands Holdings Inc.	422,849	39,642
	Ingredion Inc.	296,500	28,236
			108,023
Energy (4.6%)
	Halliburton Co.	3,240,456	80,979
	Baker Hughes Co. Class A	2,190,681	54,942
*	NOV Inc.	3,759,533	52,709
*	Bonanza Creek Energy Inc.	586,742	32,940
	Cenovus Energy Inc.	2,340,593	28,040
[1]	Euronav NV	2,586,487	27,287
*	TechnipFMC plc	2,854,756	21,040
	Murphy Oil Corp.	645,960	17,977
			315,914
Financials (25.5%)
	American International Group Inc.	1,597,033	94,369
	Unum Group	3,668,000	93,424
	Fifth Third Bancorp	2,032,620	88,480
		Shares	Market Value• ($000)
	Fidelity National Financial Inc.	1,838,587	88,087
*	Arch Capital Group Ltd.	2,046,799	85,597
	Jefferies Financial Group Inc.	1,981,641	85,211
	Equitable Holdings Inc.	2,539,734	85,081
	Globe Life Inc.	930,302	82,815
	FirstCash Inc.	901,999	79,800
	Voya Financial Inc.	1,096,494	76,502
	Regions Financial Corp.	3,117,046	73,812
	Axis Capital Holdings Ltd.	1,343,287	69,945
	State Street Corp.	683,070	67,317
*	Alleghany Corp.	97,440	63,470
	CNO Financial Group Inc.	2,612,012	63,054
	RenaissanceRe Holdings Ltd.	390,700	55,401
	CNA Financial Corp.	1,217,198	54,603
	Essent Group Ltd.	1,131,950	54,334
	KeyCorp.	2,321,558	54,023
	Progressive Corp.	558,677	53,007
	Webster Financial Corp.	779,926	43,645
	Invesco Ltd.	1,529,420	38,863
	American National Group Inc.	193,300	36,671
	Reinsurance Group of America Inc.	285,446	33,705
	Loews Corp.	550,000	30,838
	Allstate Corp.	212,900	26,329
	Commerce Bancshares Inc.	343,237	24,202
	Navient Corp.	733,758	14,455
	Everest Re Group Ltd.	51,771	13,538
*	Enact Holdings Inc.	115,070	2,644
			1,733,222
Health Care (6.3%)
*	Syneos Health Inc.	831,499	77,612
*	Integra LifeSciences Holdings Corp.	886,675	58,929
	DENTSPLY SIRONA Inc.	977,000	55,894
	Perrigo Co. plc	1,118,104	50,482
[1]	Fresenius Medical Care AG & Co. KGaA ADR	1,505,518	50,028
	Cardinal Health Inc.	956,318	45,722
	Baxter International Inc.	419,900	33,155
*	Laboratory Corp. of America Holdings	94,600	27,152
	McKesson Corp.	124,152	25,809
			424,783
10

Selected Value Fund
		Shares	Market Value• ($000)
Industrials (20.3%)
*	AerCap Holdings NV	3,715,879	219,385
*	IAA Inc.	1,448,592	86,409
	Leidos Holdings Inc.	833,748	83,358
	Westinghouse Air Brake Technologies Corp.	881,016	79,935
*	JELD-WEN Holding Inc.	2,476,521	67,881
*	Colfax Corp.	1,266,919	65,398
*	JetBlue Airways Corp.	4,440,529	62,301
	Stanley Black & Decker Inc.	342,182	61,500
	BWX Technologies Inc.	1,063,725	60,356
	Woodward Inc.	474,855	53,635
	Huntington Ingalls Industries Inc.	242,090	49,079
	Terex Corp.	1,083,477	48,540
	Armstrong World Industries Inc.	422,330	44,619
	Ryder System Inc.	495,757	42,115
	PACCAR Inc.	428,000	38,357
	Triton International Ltd.	601,700	37,420
	AMETEK Inc.	277,200	36,701
	Enerpac Tool Group Corp. Class A	1,539,856	32,168
	Textron Inc.	366,713	27,082
*	Gates Industrial Corp. plc	1,633,350	26,852
	Acuity Brands Inc.	126,532	25,993
*	Atlas Air Worldwide Holdings Inc.	314,000	25,472
	MSC Industrial Direct Co. Inc. Class A	261,409	21,977
*	MasTec Inc.	239,262	21,325
	Steelcase Inc. Class A	1,658,088	19,731
*	Air France KLM ADR	4,102,756	19,556
	KBR Inc.	340,972	14,471
	Snap-on Inc.	56,185	11,418
			1,383,034
Information Technology (8.7%)
*	Arrow Electronics Inc.	1,014,358	117,412
	Amdocs Ltd.	1,276,942	99,397
	Avnet Inc.	1,921,012	73,210
	Cognizant Technology Solutions Corp. Class A	676,602	52,836
	TE Connectivity Ltd.	284,950	41,603
	Micron Technology Inc.	563,100	38,910
	Hewlett Packard Enterprise Co.	2,554,563	37,424
	MKS Instruments Inc.	247,740	37,173
*	Celestica Inc.	3,181,993	31,247
	Genpact Ltd.	505,149	24,929
	Juniper Networks Inc.	686,737	20,273
	SS&C Technologies Holdings Inc.	183,291	14,566
			588,980
Materials (8.0%)
	Mosaic Co.	2,268,800	94,314
	Olin Corp.	1,310,406	74,667
		Shares	Market Value• ($000)
	Dow Inc.	1,126,419	63,046
*	IAMGOLD Corp.	19,855,730	55,000
	Gold Fields Ltd. ADR	5,428,027	50,372
	Alcoa Corp.	1,057,700	48,601
	Reliance Steel & Aluminum Co.	242,960	35,511
	Kinross Gold Corp.	4,592,609	27,602
*	Domtar Corp.	497,170	27,141
	Schweitzer-Mauduit International Inc.	619,100	21,570
*	Equinox Gold Corp.	2,671,383	19,815
	Teck Resources Ltd.	600,000	16,740
	Centerra Gold Inc.	1,398,300	10,487
			544,866
Real Estate (1.4%)
*	Howard Hughes Corp.	392,541	34,202
*	Park Hotels & Resorts Inc.	1,024,815	18,990
*	CBRE Group Inc. Class A	146,489	15,246
	Vornado Realty Trust	320,616	13,668
*	DiamondRock Hospitality Co.	1,502,950	13,587
			95,693
Utilities (3.7%)
	Edison International	1,439,312	90,576
	NRG Energy Inc.	2,013,528	80,320
	Atmos Energy Corp.	635,793	58,569
	Entergy Corp.	190,579	19,633
*	PG&E Corp.	47,400	550
			249,648
Total Common Stocks (Cost $4,905,293)			6,500,725
Temporary Cash Investments (4.2%)
Money Market Fund (4.2%)
[2,3]	Vanguard Market Liquidity Fund, 0.070% (Cost $284,785)	2,848,035	284,804
Total Investments (99.8%) (Cost $5,190,078)			6,785,529
Other Assets and Liabilities—Net (0.2%)			14,751
Net Assets (100%)			6,800,280
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $2,666,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $2,799,000 was received for securities on loan.
ADR—American Depositary Receipt.

11

Selected Value Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2021	619	142,277	4,286

See accompanying Notes, which are an integral part of the Financial Statements.
12

Selected Value Fund
Statement of Assets and Liabilities
As of October 31, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $4,905,293)	6,500,725
Affiliated Issuers (Cost $284,785)	284,804
Total Investments in Securities	6,785,529
Investment in Vanguard	221
Cash Collateral Pledged—Futures Contracts	7,124
Receivables for Investment Securities Sold	17,240
Receivables for Accrued Income	3,904
Receivables for Capital Shares Issued	2,561
Variation Margin Receivable—Futures Contracts	294
Total Assets	6,816,873
Liabilities
Foreign Currency Due to Custodian, at Value (Proceeds $3)	3
Due to Custodian	119
Payables for Investment Securities Purchased	7,668
Collateral for Securities on Loan	2,799
Payables to Investment Advisor	2,610
Payables for Capital Shares Redeemed	2,912
Payables to Vanguard	482
Total Liabilities	16,593
Net Assets	6,800,280
At October 31, 2021, net assets consisted of:

Paid-in Capital	4,734,704
Total Distributable Earnings (Loss)	2,065,576
Net Assets	6,800,280

Net Assets
Applicable to 210,777,212 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	6,800,280
Net Asset Value Per Share	$32.26

See accompanying Notes, which are an integral part of the Financial Statements.
13

Selected Value Fund
Statement of Operations

Year Ended October 31, 2021
($000)
Investment Income
Income
Dividends[1]	103,594
Interest[2]	227
Securities Lending—Net	68
Total Income	103,889
Expenses
Investment Advisory Fees—Note B
Basic Fee	13,943
Performance Adjustment	(3,500)
The Vanguard Group—Note C
Management and Administrative	9,689
Marketing and Distribution	351
Custodian Fees	29
Auditing Fees	34
Shareholders’ Reports	86
Trustees’ Fees and Expenses	5
Total Expenses	20,637
Expenses Paid Indirectly	(196)
Net Expenses	20,441
Net Investment Income	83,448
Realized Net Gain (Loss)
Investment Securities Sold[2]	404,006
Futures Contracts	34,015
Realized Net Gain (Loss)	438,021
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	2,078,092
Futures Contracts	6,841
Change in Unrealized Appreciation (Depreciation)	2,084,933
Net Increase (Decrease) in Net Assets Resulting from Operations	2,606,402
1	Dividends are net of foreign withholding taxes of $568,000.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $221,000, $10,000, and ($9,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
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Selected Value Fund
Statement of Changes in Net Assets

	Year Ended October 31,
	2021 ($000)	2020 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	83,448	96,766
Realized Net Gain (Loss)	438,021	742,145
Change in Unrealized Appreciation (Depreciation)	2,084,933	(1,782,293)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,606,402	(943,382)
Distributions
Total Distributions	(550,483)	(563,718)
Capital Share Transactions
Issued	1,117,513	671,477
Issued in Lieu of Cash Distributions	506,643	520,183
Redeemed	(1,889,032)	(2,567,674)
Net Increase (Decrease) from Capital Share Transactions	(264,876)	(1,376,014)
Total Increase (Decrease)	1,791,043	(2,883,114)
Net Assets
Beginning of Period	5,009,237	7,892,351
End of Period	6,800,280	5,009,237

See accompanying Notes, which are an integral part of the Financial Statements.
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Selected Value Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$22.78	$27.59	$27.38	$33.15	$27.24
Investment Operations
Net Investment Income[1]	.389	.368	.493	.493	.449
Net Realized and Unrealized Gain (Loss) on Investments	11.737	(3.163)	2.392	(3.153)	6.760
Total from Investment Operations	12.126	(2.795)	2.885	(2.660)	7.209
Distributions
Dividends from Net Investment Income	(.360)	(.450)	(.506)	(.423)	(.501)
Distributions from Realized Capital Gains	(2.286)	(1.565)	(2.169)	(2.687)	(.798)
Total Distributions	(2.646)	(2.015)	(2.675)	(3.110)	(1.299)
Net Asset Value, End of Period	$32.26	$22.78	$27.59	$27.38	$33.15
Total Return[2]	56.30%	-11.25%	12.51%	-9.15%	27.17%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,800	$5,009	$7,892	$8,811	$10,574
Ratio of Total Expenses to Average Net Assets[3]	0.32%	0.31%	0.33%	0.36%	0.39%
Ratio of Net Investment Income to Average Net Assets	1.30%	1.58%	1.89%	1.61%	1.47%
Portfolio Turnover Rate	30%	85%	31%	31%	22%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.05%), (0.06%), (0.06%), (0.02%), and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.
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Selected Value Fund
Notes to Financial Statements
Vanguard Selected Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
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Selected Value Fund
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended October 31, 2021, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees
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Selected Value Fund
are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended October 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	The investment advisory firms Cooke & Bieler, LP, Pzena Investment Management, LLC, and Donald Smith & Co., Inc., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Cooke & Bieler, LP, is subject to quarterly adjustments based on performance relative to the Russell Midcap Value Index since January 31, 2020. The basic fee of Pzena Investment Management, LLC, is subject to quarterly adjustments based on performance relative to the Russell Midcap Value Index for the preceding three years. The basic fee of Donald Smith & Co., Inc., is subject to quarterly adjustments based on performance relative to the MSCI Investable Market 2500 Index for the preceding five years.
Vanguard manages the cash reserves of the fund as described below.
For the year ended October 31, 2021, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.22% of the fund’s average net assets, before a net decrease of $3,500,000 (0.05%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing,
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Selected Value Fund
distribution and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2021, the fund had contributed to Vanguard capital in the amount of $221,000, representing less than 0.01% of the fund’s net assets and 0.09% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2021, these arrangements reduced the fund’s expenses by $196,000 (an annual rate of less than 0.01% of average net assets).
E.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At October 31, 2021, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	27,686
Total Distributable Earnings (Loss)	(27,686)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition
20

Selected Value Fund
of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	147,176
Undistributed Long-Term Gains	328,722
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	1,589,678
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	74,966	125,895
Long-Term Capital Gains	475,517	437,823
Total	550,483	563,718
*	Includes short-term capital gains, if any.
As of October 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	5,195,852
Gross Unrealized Appreciation	1,826,706
Gross Unrealized Depreciation	(237,028)
Net Unrealized Appreciation (Depreciation)	1,589,678
G.	During the year ended October 31, 2021, the fund purchased $1,816,125,000 of investment securities and sold $2,595,762,000 of investment securities, other than temporary cash investments.
H.	Capital shares issued and redeemed were:

	Year Ended October 31,
	2021 Shares (000)	2020 Shares (000)

Issued	37,120	30,348
Issued in Lieu of Cash Distributions	19,853	19,338
Redeemed	(66,137)	(115,758)
Net Increase (Decrease) in Shares Outstanding	(9,164)	(66,072)
I.	Management has determined that no events or transactions occurred subsequent to October 31, 2021, that would require recognition or disclosure in these financial statements.
21

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Whitehall Funds and Shareholders of Vanguard Selected Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Selected Value Fund (one of the funds constituting Vanguard Whitehall Funds, referred to hereafter as the "Fund") as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from the transfer agent or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 17, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
22

Special 2021 tax information (unaudited) for Vanguard Selected Value Fund
This information for the fiscal year ended October 31, 2021, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $493,884,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
The fund distributed $74,961,000 of qualified dividend income to shareholders during the fiscal year.
For corporate shareholders, 48.1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
23

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 214 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin
America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation.

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board
(2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. Mclsaac

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Q9340 122021

Annual Report   |   October 31, 2021
Vanguard Mid-Cap Growth Fund

Contents
Your Fund’s Performance at a Glance	1
Advisors’ Report	2
About Your Fund’s Expenses	7
Performance Summary	9
Financial Statements	11
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended October 31, 2021, Vanguard Mid-Cap Growth Fund returned 37.68%, trailing the 39.43% return of its benchmark, the Russell Midcap Growth Index.
•	During the period, the global economy continued to recover from the sharp pandemic-induced contraction of spring 2020. Countries that were more successful in containing the coronavirus, whether through vaccinations, lockdowns, or both, generally fared better economically. Swift and extensive fiscal and monetary support from policymakers was also key to the rebound. Even amid concerns late in the fiscal year about inflation and the prospect of less accommodative monetary policy, stock returns for the period were excellent.
•	The broad U.S. stock market, as measured by the Russell 3000 Index, climbed 43.90%. Value stocks outperformed growth, and mid- and -small-capitalization stocks outperformed large-caps.
•	Underperformance relative to the benchmark in part reflected negative selection in information technology and health care, two of the fund's largest sectors. Strong selection in communication services, financials, and consumer discretionary helped returns, as did an overweight to consumer staples.
•	Over the decade ended October 31, the fund’s average annualized return was 15.12%, trailing the 16.86% return of its benchmark.
Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	43.51%	22.01%	19.16%
Russell 2000 Index (Small-caps)	50.80	16.47	15.52
Russell 3000 Index (Broad U.S. market)	43.90	21.62	18.91
FTSE All-World ex US Index (International)	30.23	12.42	10.05
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-0.48%	5.63%	3.10%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.64	5.17	3.41
FTSE Three-Month U.S. Treasury Bill Index	0.05	1.08	1.12
CPI
Consumer Price Index	6.22%	3.03%	2.73%
1

Advisors’ Report
For the 12 months ended October 31, 2021, Vanguard Mid-Cap Growth Fund returned 37.68%. It underperformed its benchmark, the Russell Midcap Growth Index, which returned 39.43%.
Your fund is managed by three independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.
The accompanying table lists the advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies.
The advisors have provided the following assessment of the investment environment during the past 12 months and the notable successes and shortfalls in their portfolios. These comments were prepared on November 16, 2021.
Frontier Capital Management Co., LLC
Portfolio Managers:
Christopher J. Scarpa, Vice President
Ravi Davas, Vice President
Equities rose sharply over the 12 months, powered by COVID-19 vaccine development, massive stimulus, and better-than-expected earnings. Our decision to allocate more capital to high-conviction positions during last year’s sell-off contributed to the portfolio’s outperformance as stocks cemented their stunning recovery.
We found more undervalued companies in consumer discretionary and financials that were poised for significant earnings acceleration from a normalization of business activity. Holdings in these sectors contributed most to relative performance. We reduced exposure to consumer staples companies as they faced tough comparisons following the pandemic-fueled demand.
Positive sector allocation and solid stock selection drove the portfolio’s outperformance. An underweight position in the lagging consumer staples sector and an overweight position in financials were the two most significant contributors. These were partially offset by underweight positions in energy and technology.
Stock selection was strongest in consumer discretionary and financials, offset partly by headwinds in health care. Casino operator Caesars Entertainment (+144%) reported a record profit margin as business improved dramatically on rising vaccination rates while operating costs stayed low because of changes implemented during the pandemic. The firm’s leading position in the fast-emerging sports betting market also helped the stock’s performance.
In financials, SVB Financial Group (+147%) rallied on earnings that trounced Wall Street’s expectations thanks to strong capital markets and robust loan growth that was fueled by a nearly

2

twofold jump in the firm’s asset base. Private equity firm KKR & Co. (+136%) outperformed on record fundraising and acquisitions that fortified the permanence of its assets under management.
On the other side of the ledger, value-based services provider Signify Health (–38%) fell on medical reimbursement cuts related to last year’s patient cohorts not being appropriately coded for their health risks. With improving vaccination and new therapies, economies are reopening on firmer footings despite recent virus spikes; companies are posting record profits in the face of increasing input costs; and consumer finances remain healthy. We are optimistic that supply bottlenecks will subside following the peak holiday season. We remain confident about the portfolio’s performance and our ability to find companies with multiple ways to win and unrecognized earnings potential that is not reflected in the stock price.
Wellington Management Company LLP
Portfolio Manager:
Timothy N. Manning,
Senior Managing Director
and Equity Portfolio Manager
Over the 12 months ended October 31, 2021, small-capitalization stocks outperformed their large- and mid-cap counterparts as measured by the Russell 2000 Index, Russell 1000 Index, and the Russell Midcap Index, respectively. Narrowing the focus to mid-caps, value led growth by more than nine percentage points over the previous year as cyclicals benefited from excitement around the reopening of the economy.
In this environment, our portion of the fund underperformed the Russell Midcap Growth Index. Stock selection in information technology, health care, and financials detracted from relative performance. Positive selection in consumer discretionary and communication services tempered this. Sector allocation—specifically, an overweight position in communication services and underweight position in information technology—was also a material headwind.
At the security level, top detractors included Shift4 Payments, a payment processor that provides software-enabled payment services; Incyte, a global biopharmaceutical company; and MarketAxess, an electronic fixed income trading platform. Top contributors included positions in KLA, a supplier of process control and yield management solutions for the semiconductor industry; Etsy, a peer-to-peer e-commerce website that sells crafts and vintage items; and ZoomInfo Technologies, a proprietary contributory database that helps salespeople be more effective.
In terms of sectors, the portfolio is most overweight in communication services, financials, and consumer discretionary. The portfolio is most underweight in information technology, which we are traditionally overweight, but extended valuations, particular in software, have kept us cautious. We added several new holdings, including Ceridian, a human
3

capital management software company. We eliminated several holdings that had left our addressable market-cap universe or exceeded our valuation comfort zone on the back of strong performance.
We seek to own stocks of companies with strong secular growth characteristics and high and sustainable return on invested capital that are inexpensive on long-term earnings power. We remain very bullish on the U.S. consumer, as high savings accumulated during the economic shutdown are likely to be deployed into services with pent-up demand. We believe that if the market gets exuberant about stellar cyclical growth, we will have opportunities to initiate and add to exposures at reasonable valuations. We remain positive on the macro backdrop in the U.S., even though we recognize there may be bumps. We believe our portfolio is well positioned for a stable growth environment, and we continue to feel optimistic about the quality of the holdings.
RS Investments
Portfolio Managers:
D. Scott Tracy, CFA,
Chief Investment Officer
Stephen J. Bishop
Melissa Chadwick-Dunn
Christopher W. Clark, CFA
Paul Leung, CFA
The portfolio’s positive absolute return was driven by the performance of holdings in the information technology, industrials, health care, consumer discretionary, and communication services sectors. Real estate holdings were the only detracting sector in terms of absolute performance.
The largest driver of positive relative performance was materials, led in part by the performance of Scotts Miracle-Gro. Scotts is the leading manufacturer and marketer of branded lawn care products in North America, including grass seed, fertilizers, soil, mulch, herbicides, pesticides, and rodent control products. We initially purchased Scotts on the company’s steady growth in their consumer business (70% of sales), and the exposure of its Hawthorne business to the emerging cannabis market, where we model sales growth of at least 40% per year through 2022.
Relative performance was hurt by some information technology holdings such as RingCentral, a provider of software-as-a-service solutions for businesses to support modern communications. We initially purchased the stock in early 2014, on the thesis that the company operates in a huge global market of approximately $50 billion that was only 10% penetrated by cloud offerings. In late 2019, RingCentral announced a commercial agreement with Avaya Holdings, a global leader in communications, that granted access to Avaya’s installed base of 100 million customers in exchange for a new RingCentral product on Avaya’s Cloud Office. Despite strong results and
4

guidance, highlighted by reported revenue acceleration, the stock underwhelmed during the period. We believe the headwinds can turn into a tailwind as the company continues to execute its strategy.
Given the outsized impact of the virus globally on corporate fundamentals, fiscal/monetary response, logistics, consumer behavior, and societal norms, we believe investors should expect all companies to feel direct and indirect effects as things normalize. As a result of these effects, global equity markets will likely experience higher levels of volatility and dispersion as new companies emerge, investment sentiment shifts, and legacy companies struggle to retain their previous leadership. We feel this will create an abundance of opportunities across sectors, industries, and markets in coming quarters and years as the economy and markets transition and recover.
Within the growth universe, opportunities appear to be especially pronounced for secular companies rather than those that are more cyclical in nature. We see continued strength in the underlying fundamentals of companies that were hurt by the market’s abrupt shift early in the period from companies with better long-term sustainable growth opportunities to areas that had been more challenged by COVID-19, especially those labeled as reopening plays. We believe we can now allocate to companies with clear paths of outsized growth and much-improved valuations compared to last fall.
5

Vanguard Mid-Cap Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Frontier Capital Management Co., LLC	45	2,388	Frontier Capital employs a fundamental, bottom-up, research-intensive investment approach to select mid-cap growth stocks. It seeks companies with above-average mid-cap growth prospects and competitive advantages that will allow them to earn superior rates of return on capital over a business cycle. The approach attempts to balance growth prospects with reasonable valuation and is long-term in nature; investment time frames are typically three to five years.
Wellington Management Company LLP	33	1,734	Wellington Management uses traditional methods of stock selection—fundamental research and analysis—to identify companies that it believes have above-average growth prospects. It believes that a short-term bias in equity markets rewards near-term cyclical growth and creates opportunity for long-term growth. The team focuses on sustainable earnings power and develops bottom-up valuations based on return on investment capital forecasts, price-to-sales, and quantitative risk factors. It seeks to control risk by emphasizing larger positions in established growth stocks and smaller positions in emerging names.
RS Investments	19	1,020	RS Investments, a Victory Capital investment franchise, employs both fundamental analysis and quantitative screening in seeking to identify companies that the investment team believes will produce sustainable earnings growth over a multiyear horizon. Investment candidates typically exhibit some or all of the following criteria: strong organic revenue growth, expanding margins and profitability, innovative products or services, defensible competitive advantages, growing market share, and experienced management teams.
Cash Investments	3	148	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.
6

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
7

Six Months Ended October 31, 2021
Mid-Cap Growth Fund	Beginning Account Value 4/30/2021	Ending Account Value 10/31/2021	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$1,075.30	$1.67
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.59	1.63
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.32%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
8

Mid-Cap Growth Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: October 31, 2011, Through October 31, 2021
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended October 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Mid-Cap Growth Fund	37.68%	20.00%	15.12%	$40,877
Russell Midcap Growth Index	39.43	21.90	16.86	47,478
Dow Jones U.S. Total Stock Market Float Adjusted Index	44.07	18.87	16.04	44,284
See Financial Highlights for dividend and capital gains information.
9

Mid-Cap Growth Fund
Fund Allocation
As of October 31, 2021
Communication Services	6.6%
Consumer Discretionary	19.9
Consumer Staples	1.1
Energy	0.2
Financials	9.3
Health Care	17.3
Industrials	12.0
Information Technology	32.6
Materials	1.0
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
10

Mid-Cap Growth Fund
Financial Statements
Schedule of Investments
As of October 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (95.3%)
Communication Services (6.3%)
*	ZoomInfo Technologies Inc. Class A	1,259,669	84,675
*	Match Group Inc.	524,067	79,019
*	Live Nation Entertainment Inc.	436,560	44,158
*	Roku Inc.	134,865	41,120
*	IAC/InterActiveCorp.	241,208	36,753
*	Twitter Inc.	414,882	22,213
*	Vimeo Inc.	454,496	15,330
*	Take-Two Interactive Software Inc.	56,014	10,139
			333,407
Consumer Discretionary (18.9%)
*	Caesars Entertainment Inc.	1,065,725	116,654
*	Lululemon Athletica Inc.	249,438	116,241
*	Mattel Inc.	4,119,917	89,855
*	Etsy Inc.	344,580	86,383
*	Chipotle Mexican Grill Inc. Class A	34,358	61,124
*	Hilton Worldwide Holdings Inc.	410,501	59,092
*	Burlington Stores Inc.	175,863	48,589
*	Floor & Decor Holdings Inc. Class A	312,019	42,410
	Wingstop Inc.	228,448	39,400
	Advance Auto Parts Inc.	166,120	37,463
*	O'Reilly Automotive Inc.	58,130	36,175
*	Planet Fitness Inc. Class A	437,073	34,769
*	Chegg Inc.	564,312	33,543
*	Bright Horizons Family Solutions Inc.	192,732	31,993
	Darden Restaurants Inc.	193,499	27,891
	Ross Stores Inc.	196,405	22,233
*	Leslie's Inc.	824,209	17,045
*	Chewy Inc. Class A	204,604	15,509
*	Carvana Co. Class A	46,112	13,980
	Dollar General Corp.	59,979	13,287
	Pool Corp.	25,710	13,245
	BorgWarner Inc. (XNYS)	225,813	10,177
*	Meritage Homes Corp.	76,411	8,307
*	Aptiv plc	47,215	8,163
	Tempur Sealy International Inc.	157,927	7,023
*	Farfetch Ltd. Class A	152,657	5,986
*	Bed Bath & Beyond Inc.	391,689	5,499
			1,002,036
		Shares	Market Value• ($000)
Consumer Staples (1.1%)
*	Freshpet Inc.	366,780	57,185
Energy (0.2%)
	Diamondback Energy Inc.	107,141	11,484
Financials (8.8%)
*	SVB Financial Group	114,639	82,242
	Hamilton Lane Inc. Class A	706,693	73,857
	MSCI Inc. Class A	93,855	62,402
	KKR & Co. Inc.	764,952	60,944
	Aon plc Class A (XNYS)	166,086	53,134
	LPL Financial Holdings Inc.	284,066	46,593
	MarketAxess Holdings Inc.	112,123	45,821
	Moody's Corp.	42,661	17,241
	Western Alliance Bancorp	146,467	17,003
	Tradeweb Markets Inc. Class A	81,006	7,218
			466,455
Health Care (16.5%)
*	ICON plc	308,723	88,533
*	Seagen Inc.	446,306	78,697
*	Omnicell Inc.	430,841	76,754
*	DexCom Inc.	96,420	60,090
*	Align Technology Inc.	63,719	39,784
*	Insulet Corp.	127,301	39,466
*	Veeva Systems Inc. Class A	114,679	36,354
*	ABIOMED Inc.	99,515	33,043
*	Horizon Therapeutics plc	260,052	31,183
*	IDEXX Laboratories Inc.	45,648	30,408
	Agilent Technologies Inc.	182,269	28,706
	West Pharmaceutical Services Inc.	57,182	24,581
*	Avantor Inc.	532,637	21,508
	Humana Inc.	42,459	19,665
	ResMed Inc.	72,310	19,011
*	Molina Healthcare Inc.	62,066	18,354
*	Natera Inc.	145,556	16,676
*	Exact Sciences Corp.	174,386	16,605
*	Sarepta Therapeutics Inc.	201,942	15,980
	Alcon Inc.	179,545	14,967
*	Charles River Laboratories International Inc.	33,011	14,811
	Teleflex Inc.	40,621	14,499
*	Edwards Lifesciences Corp.	103,305	12,378
*	Jazz Pharmaceuticals plc	92,187	12,265
*	Hologic Inc.	166,945	12,239
	AmerisourceBergen Corp. Class A	99,012	12,081
11

Mid-Cap Growth Fund
		Shares	Market Value• ($000)
*	Guardant Health Inc.	99,397	11,609
*,1	Signify Health Inc. Class A	709,501	11,402
*	Illumina Inc.	26,892	11,162
*	Moderna Inc.	29,787	10,283
*	Amedisys Inc.	58,847	9,965
	Cooper Cos. Inc.	19,148	7,983
*	BioMarin Pharmaceutical Inc.	98,310	7,789
*	Novocure Ltd.	63,161	6,478
*	Intellia Therapeutics Inc.	35,899	4,774
*	Apellis Pharmaceuticals Inc.	131,162	4,032
			874,115
Industrials (11.5%)
	TransUnion	781,866	90,141
	Fortune Brands Home & Security Inc.	717,788	72,784
	BWX Technologies Inc.	969,265	54,996
	Cintas Corp.	120,284	52,095
*	Hexcel Corp.	726,193	41,204
	Quanta Services Inc.	299,174	36,284
*	Builders FirstSource Inc.	478,743	27,896
	Waste Connections Inc. (XTSE)	170,285	23,161
	Knight-Swift Transportation Holdings Inc.	348,061	19,732
*	MasTec Inc.	206,113	18,371
*	Middleby Corp.	100,656	18,364
*	Generac Holdings Inc.	35,893	17,895
*	GXO Logistics Inc.	162,113	14,396
*	XPO Logistics Inc.	151,403	12,990
	KBR Inc.	304,906	12,940
	Carrier Global Corp.	244,674	12,779
	IDEX Corp.	54,113	12,044
*	CoStar Group Inc.	132,117	11,369
*	Stericycle Inc.	147,645	9,880
*	WillScot Mobile Mini Holdings Corp.	264,890	9,205
*	Azul SA ADR	675,228	8,933
*	Axon Enterprise Inc.	46,423	8,354
	Advanced Drainage Systems Inc.	60,889	6,868
*	Chart Industries Inc.	37,046	6,577
*	Trex Co. Inc.	56,494	6,011
			605,269
Information Technology (31.1%)
*	Palo Alto Networks Inc.	180,971	92,131
	KLA Corp.	244,920	91,296
*	Square Inc. Class A	337,916	86,000
*	Paycom Software Inc.	139,886	76,637
*	Gartner Inc.	207,536	68,883
*	Avalara Inc.	383,436	68,880
*	Varonis Systems Inc. Class B	1,007,928	65,253
	CDW Corp.	316,533	59,081
*	Ceridian HCM Holding Inc.	435,884	54,594
*	Digital Turbine Inc.	574,950	49,480
	Skyworks Solutions Inc.	294,007	49,137
	Marvell Technology Inc.	634,682	43,476
	Microchip Technology Inc.	564,191	41,801
*	Guidewire Software Inc.	331,830	41,721
*	Shift4 Payments Inc. Class A	649,814	41,023
*	Advanced Micro Devices Inc.	339,711	40,843
*	HubSpot Inc.	44,779	36,281
*	MongoDB Inc. Class A	68,902	35,918
		Shares	Market Value• ($000)
*	Wolfspeed Inc.	257,668	30,949
*	Synopsys Inc.	82,302	27,421
*	Coupa Software Inc.	119,969	27,317
*	Okta Inc.	109,402	27,042
*	Atlassian Corp. plc Class A	58,458	26,781
*	RingCentral Inc. Class A	104,367	25,443
*	Workday Inc. Class A	77,920	22,595
	Genpact Ltd.	441,993	21,812
*	Dynatrace Inc.	285,920	21,444
	Lam Research Corp.	37,205	20,968
*	Crowdstrike Holdings Inc. Class A	68,147	19,204
*	Autodesk Inc.	59,085	18,766
*	Zscaler Inc.	58,769	18,739
	Amphenol Corp. Class A	237,806	18,256
*	DocuSign Inc. Class A	65,205	18,146
*	Dlocal Ltd.	368,026	17,853
	Entegris Inc.	123,407	17,373
	Monolithic Power Systems Inc.	32,415	17,033
	Global Payments Inc.	118,407	16,931
*	Freshworks Inc. Class A	331,730	16,669
*	AppLovin Corp. Class A	162,930	16,008
*	Wix.com Ltd.	85,408	15,883
*	Teledyne Technologies Inc.	29,234	13,133
*	Keysight Technologies Inc.	70,537	12,698
*	Trimble Inc.	145,167	12,683
*	Enphase Energy Inc.	52,192	12,089
*	Lattice Semiconductor Corp.	167,961	11,663
*	II-VI Inc.	184,755	11,180
*	Dropbox Inc. Class A	343,774	10,482
*	Bill.Com Holdings Inc.	33,055	9,728
*	BigCommerce Holdings Inc. Series 1	206,872	9,560
*	Fair Isaac Corp.	23,560	9,382
*	Arista Networks Inc.	22,639	9,275
*	Repay Holdings Corp. Class A	383,827	8,064
*	Lightspeed Commerce Inc.	45,337	4,429
*	Twilio Inc. Class A	11,769	3,429
			1,642,863
Materials (0.9%)
	Ball Corp.	346,967	31,740
	Sherwin-Williams Co.	54,593	17,285
			49,025
Total Common Stocks (Cost $3,662,179)			5,041,839

12

Mid-Cap Growth Fund
		Shares	Market Value• ($000)
Temporary Cash Investments (4.5%)
Money Market Fund (4.5%)
[2,3]	Vanguard Market Liquidity Fund, 0.070% (Cost $240,027)	2,400,516	240,052
Total Investments (99.8%) (Cost $3,902,206)			5,281,891
Other Assets and Liabilities—Net (0.2%)			8,486
Net Assets (100%)			5,290,377
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,920,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $2,032,000 was received for securities on loan, of which $5,000 is held in Vanguard Market Liquidity Fund and $2,027,000 is held in cash.
ADR—American Depositary Receipt.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2021	643	147,794	7,669

See accompanying Notes, which are an integral part of the Financial Statements.
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Mid-Cap Growth Fund
Statement of Assets and Liabilities
As of October 31, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $3,662,179)	5,041,839
Affiliated Issuers (Cost $240,027)	240,052
Total Investments in Securities	5,281,891
Investment in Vanguard	171
Cash	2,027
Cash Collateral Pledged—Futures Contracts	7,398
Receivables for Investment Securities Sold	39,221
Receivables for Accrued Income	350
Receivables for Capital Shares Issued	2,179
Variation Margin Receivable—Futures Contracts	305
Total Assets	5,333,542
Liabilities
Due to Custodian	10
Payables for Investment Securities Purchased	37,268
Collateral for Securities on Loan	2,032
Payables to Investment Advisor	1,489
Payables for Capital Shares Redeemed	1,908
Payables to Vanguard	458
Total Liabilities	43,165
Net Assets	5,290,377
At October 31, 2021, net assets consisted of:

Paid-in Capital	2,707,559
Total Distributable Earnings (Loss)	2,582,818
Net Assets	5,290,377

Net Assets
Applicable to 136,616,189 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	5,290,377
Net Asset Value Per Share	$38.72

See accompanying Notes, which are an integral part of the Financial Statements.
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Mid-Cap Growth Fund
Statement of Operations

Year Ended October 31, 2021
($000)
Investment Income
Income
Dividends	14,427
Interest[1]	140
Securities Lending—Net	26
Total Income	14,593
Expenses
Investment Advisory Fees—Note B
Basic Fee	9,440
Performance Adjustment	(2,832)
The Vanguard Group—Note C
Management and Administrative	9,706
Marketing and Distribution	286
Custodian Fees	44
Auditing Fees	35
Shareholders’ Reports	40
Trustees’ Fees and Expenses	4
Total Expenses	16,723
Expenses Paid Indirectly	(215)
Net Expenses	16,508
Net Investment Income (Loss)	(1,915)
Realized Net Gain (Loss)
Investment Securities Sold[1]	1,256,107
Futures Contracts	35,496
Realized Net Gain (Loss)	1,291,603
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	273,491
Futures Contracts	10,430
Change in Unrealized Appreciation (Depreciation)	283,921
Net Increase (Decrease) in Net Assets Resulting from Operations	1,573,609
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $137,000, ($11,000), and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
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Mid-Cap Growth Fund
Statement of Changes in Net Assets

	Year Ended October 31,
	2021 ($000)	2020 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	(1,915)	11,011
Realized Net Gain (Loss)	1,291,603	329,134
Change in Unrealized Appreciation (Depreciation)	283,921	373,276
Net Increase (Decrease) in Net Assets Resulting from Operations	1,573,609	713,421
Distributions
Total Distributions	(305,267)	(446,385)
Capital Share Transactions
Issued	663,839	747,451
Issued in Lieu of Cash Distributions	290,788	427,134
Redeemed	(1,346,909)	(1,563,492)
Net Increase (Decrease) from Capital Share Transactions	(392,282)	(388,907)
Total Increase (Decrease)	876,060	(121,871)
Net Assets
Beginning of Period	4,414,317	4,536,188
End of Period	5,290,377	4,414,317

See accompanying Notes, which are an integral part of the Financial Statements.
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Mid-Cap Growth Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$29.89	$27.93	$28.08	$26.51	$21.75
Investment Operations
Net Investment Income (Loss)[1]	(.013)	.068	.074	.114	.093
Net Realized and Unrealized Gain (Loss) on Investments	10.957	4.680	3.027	2.379	4.817
Total from Investment Operations	10.944	4.748	3.101	2.493	4.910
Distributions
Dividends from Net Investment Income	(.051)	(.067)	(.099)	(.095)	(.150)
Distributions from Realized Capital Gains	(2.063)	(2.721)	(3.152)	(.828)	—
Total Distributions	(2.114)	(2.788)	(3.251)	(.923)	(.150)
Net Asset Value, End of Period	$38.72	$29.89	$27.93	$28.08	$26.51
Total Return[2]	37.68%	18.33%	13.56%	9.61%	22.69%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,290	$4,414	$4,536	$4,161	$4,240
Ratio of Total Expenses to Average Net Assets[3]	0.33%	0.34%	0.36%	0.36%	0.36%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.04)%	0.25%	0.27%	0.40%	0.39%
Portfolio Turnover Rate	98%	74%	111%	75%	118%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.06%), (0.05%), (0.02%), (0.04%), and (0.05%).

See accompanying Notes, which are an integral part of the Financial Statements.
17

Mid-Cap Growth Fund
Notes to Financial Statements
Vanguard Mid-Cap Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended October 31, 2021, the fund’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is
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Mid-Cap Growth Fund
generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and
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Mid-Cap Growth Fund
borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended October 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	The investment advisory firms Victory Capital Management Inc., through its RS Investments franchise, Frontier Capital Management Co., LLC, and Wellington Management Company llp, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Victory Capital Management Inc. is subject to quarterly adjustments based on performance relative to the Russell Midcap Growth Index for the preceding three years. The basic fees of Frontier Capital Management Co., LLC, and Wellington Management Company llp are subject to quarterly adjustments based on performance relative to the Russell Midcap Growth Index since January 31, 2019.
Vanguard manages the cash reserves of the fund as described below.
For the year ended October 31, 2021, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.19% of the fund’s average net assets, before a net decrease of $2,832,000 (0.06%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2021, the fund had contributed to Vanguard capital in the amount of $171,000, representing less than 0.01% of the fund’s net assets and 0.07% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2021, these arrangements reduced the fund’s expenses by $215,000 (an annual rate of less than 0.01% of average net assets).
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Mid-Cap Growth Fund
E.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At October 31, 2021, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for passive foreign investment companies, and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	84,270
Total Distributable Earnings (Loss)	(84,270)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	318,659
Undistributed Long-Term Gains	932,128
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	1,332,031
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Mid-Cap Growth Fund
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	7,351	10,665
Long-Term Capital Gains	297,916	435,720
Total	305,267	446,385
*	Includes short-term capital gains, if any.
As of October 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	3,949,860
Gross Unrealized Appreciation	1,486,011
Gross Unrealized Depreciation	(153,980)
Net Unrealized Appreciation (Depreciation)	1,332,031
G.	During the year ended October 31, 2021, the fund purchased $4,756,370,000 of investment securities and sold $5,482,292,000 of investment securities, other than temporary cash investments.
H.	Capital shares issued and redeemed were:

	Year Ended October 31,
	2021 Shares (000)	2020 Shares (000)

Issued	19,010	27,947
Issued in Lieu of Cash Distributions	8,647	16,191
Redeemed	(38,747)	(58,817)
Net Increase (Decrease) in Shares Outstanding	(11,090)	(14,679)
I.	Management has determined that no events or transactions occurred subsequent to October 31, 2021, that would require recognition or disclosure in these financial statements.
22

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Whitehall Funds and Shareholders of Vanguard Mid-Cap Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Mid-Cap Growth Fund (one of the funds constituting Vanguard Whitehall Funds, referred to hereafter as the "Fund") as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from the transfer agent or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 17, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
23

Special 2021 tax information (unaudited) for Vanguard Mid-Cap Growth Fund
This information for the fiscal year ended October 31, 2021, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $360,690,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
The fund distributed $7,351,000 of qualified dividend income to shareholders during the fiscal year.
For corporate shareholders, 3.8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 214 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin
America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation.

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board
(2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. Mclsaac

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Q3010 122021

Annual Report  |  October 31, 2021
Vanguard International Explorer™ Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended October 31, 2021, Vanguard International Explorer Fund returned 35.79%. Its benchmark, the S&P EPAC SmallCap Index, returned 34.78%.
•	The global economy continued to recover from the sharp pandemic-induced contraction in the spring of 2020. Countries that were more successful in containing the virus, whether through vaccinations, lockdowns, or both, generally fared better economically. Swift and extensive fiscal and monetary support from policymakers was also key to the rebound.
•	The fund’s four advisors invest in smaller companies––mostly from developed European and Pacific markets––that they believe have strong long-term growth prospects.
•	By region, Europe and emerging markets stocks boosted the fund’s performance relative to the benchmark. Results were hampered by stocks from North America and the Pacific region.
•	Five of the fund’s 11 industry sectors boosted relative performance; consumer discretionary and information technology stocks helped the most. Communication services and industrial stocks were the largest relative detractors.
Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	43.51%	22.01%	19.16%
Russell 2000 Index (Small-caps)	50.80	16.47	15.52
Russell 3000 Index (Broad U.S. market)	43.90	21.62	18.91
FTSE All-World ex US Index (International)	30.23	12.42	10.05
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-0.48%	5.63%	3.10%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.64	5.17	3.41
FTSE Three-Month U.S. Treasury Bill Index	0.05	1.08	1.12
CPI
Consumer Price Index	6.22%	3.03%	2.73%
1

Advisors' Report
For the fiscal year ended October 31, 2021, Vanguard International Explorer Fund returned 35.79%. Your fund is managed by four independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.
The advisors and the amount and percentage of fund assets each manages are presented in the accompanying table. The advisors have also prepared a discussion of the investment environment that existed during the year and of how their portfolio positioning reflected that assessment. These comments were prepared on November 15, 2021.
Schroder Investment Management North America Inc.
Portfolio Manager:
Luke Biermann,
Lead Portfolio Manager
Global stocks achieved strong gains over the last 12 months as COVID-19 vaccination programs gathered steam, economies reopened, and monetary and fiscal policies backstopped growth. International small-capitalization stocks led large-caps, with the S&P EPAC SmallCap Index returning 34.78%, compared with 33.71% for the S&P EPAC LargeMidCap Index.
The combination of stock selection and regional allocation drove strong relative performance for our portion of the portfolio. Positive stock selection, led by continental Europe and Japan, was only partially offset by selection in the United Kingdom. From a regional allocation perspective, our nonindex exposure to emerging markets and underweight to Japan added value, while underweighting the United Kingdom produced some negative offset.
Stock selection in continental Europe contributed most, driven by information technology (ASM International, Comet). Health care (Dermapharm, Arjo), materials (Borregaard), and consumer discretionary (Basic-Fit, Dalata Hotel) holdings also made notable contributions.
Selection in Japan was additive, as was our underweight toward the region. Consumer discretionary holdings (Musashi Seimitsu, Oisix ra daichi) benefited results the most. Stock selection in financials and an underweight to consumer staples also helped.
Our nonindex exposure to emerging markets aided results, with holdings in India (Apollo Hospitals, Oberoi Realty), the Philippines (Wilcon Depot), and Taiwan (Voltronic Power, Vanguard International Semiconductor) making notable contributions.
The United Kingdom was the strongest small-capitalization market, up more than 50%. Portfolio holdings failed to keep up, with the most significant area of weakness being our selection in industrials (QinetiQ, Bunzl) and an underweight to the sector. An underweight to financials and selection within the sector (Petershill Partners) also proved detrimental.

2

We continue to focus on high-quality companies offering above-average and relatively visible earnings growth. Our largest overweight remains in information technology, given the secular opportunity we see from digital transformation, together with the rich vein of small-caps well-positioned to service it. Conversely, we remain underweighted in financials and real estate.
Wellington Management Company llp
Portfolio Manager:
Mary L. Pryshlak, CFA,
Senior Managing Director and Head of Investment Research
International small-cap equities, as measured by the S&P EPAC SmallCap Index, returned 34.78% for the 12 months. Global equities, as measured by the MSCI All Country World Index, rose more than 37.86%. All 11 sectors in the S&P EPAC SmallCap Index posted positive returns, led by financials, industrials, and materials.
Strong stock selection in the information technology, consumer discretionary, and financial sectors contributed most to our portion of the portfolio’s relative performance. This was modestly offset by weaker selection in real estate and materials. From a regional perspective, selection within Europe and North America contributed most to relative performance, while selection within developed Asia Pacific (excluding Japan) detracted.
Among the top relative contributors were out-of-benchmark positions in Nuvei, a Canada-based global payment solutions provider, and China Longyuan Power, China’s largest renewable power producer. Top relative detractors included out-of-benchmark positions in Lifenet Insurance, a Japan-based online-only life insurance provider, and Sundrug, a Japanese drugstore and pharmacy chain.
An eventful summer has set the table for a fourth quarter rife with uncertainty as allocators seek to navigate a market with plausible bull and bear cases. Inflation remains elevated, with pockets seemingly more sustainable than expected. Labor shortages across industries are straining supply chains, and further short-term disruption is possible. Businesses that can pass on inflation to customers or support the reestablishment of efficient production lines are likely to benefit as consumer health and market demand remain strong.
Our global industry analysts continue to collaborate and seek to balance their portfolios with potential short-term beneficiaries and long-term secular winners.
TimesSquare Capital Management, LLC
Portfolio Manager:
Magnus S. Larsson,
Director,
Head of International Team
3

The market experienced massive shifts driven by sentiment following the depths early in the pandemic. Initially, the period saw hypergrowth significantly rewarded. Then, in the first quarter and part of the second quarter of 2021, market sentiment swung to favor deep cyclical value. Given our investment adherence to company fundamentals with a focus on profitability, cash flow, and valuation, these times were challenging for us in the short term. Amid this rapidly shifting environment, our holdings in Japan contributed to performance but were offset by those in Europe, emerging markets, and Canada. Our holdings in the consumer discretionary sector contributed most to our relative performance, while information technology holdings detracted.
In Japan, Food & Life Companies is the country’s leading conveyor-belt sushi restaurant. Strength in its same-store sales from greater takeout and delivery lifted profitability. Less positive was Elecom, a manufacturer of peripheral products for electronic devices. Shares reflected the market’s recent negative sentiment on work-from-home stocks.
We experienced mixed returns from our European holdings. Sweden-based Stillfront develops ad-supported, free-to-play digital games. New access restrictions on user data will impact the business for longer than anticipated, and we sold our holding.
More positive was U.K. wealth manager St. James’s Place. We purchased the name in early 2020 amid the COVID-related dislocation. Since then, the company has reported record inflows with pent-up demand from accumulated consumer savings.
Our top contributor in emerging markets was Taiwan’s leading e-commerce player, momo.com. The company continued to gain share on COVID-driven demand. The region’s top detractor was Turkish e-commerce peer, D-Market. Its shares were hurt by elevated short-term expenses and increased competition. In other regions, Canada-based Real Matters operates a proprietary online network of home appraisal management solutions. We were disappointed when management discussed reallocating resources to focus on larger clients at the expense of smaller clients, so we exited the holding.
Currently, our companies are delivering on a fundamental level with positive cash flows and earnings, but not along the presently preferred market themes. Many of our companies emerged from the pandemic having learned to effectively execute under this new normal and are well-capitalized to pursue further opportunities. We remain confident about our portion of the portfolio’s prospects, especially its ability to generate better earnings growth than the market.
Baillie Gifford Overseas Ltd.
Portfolio Managers:
Brian Lum, CFA,
Chair of the International Smaller Companies Portfolio Construction Group
Steven Vaughan, CFA,
Investment Manager
4

We focus our investment research efforts on unearthing small businesses run by dynamic entrepreneurs, which target large end markets by way of their exposure to long-term structural trends. They might have the potential to rapidly grow their earnings thanks to innovation or have a deep competitive moat that allows them to compound their earnings over the long term. However, once they are found, we act as patient long-term shareholders, ignoring market noise and giving investments the time to realize their significant potential.
Our way of dealing with short-term market fluctuations is to concentrate on providing a broadly diversified portfolio of businesses. The idiosyncrasy of these holdings means that some of them will be enjoying cyclical tailwinds while others are finding it tougher going, but all should be heading in a broadly upward direction over the long-term periods we target.
This year, markets in general have been looking for “re-opening plays,” with a number of “old economy” type stocks (shipping, resources, etc.) performing strongly as a result. Simultaneously, technology-led stocks that performed exceptionally well during the pandemic in 2020 have fallen out of favor despite continued strong operational performance. Examples include Japanese online platforms Bengo4.Com (connecting lawyers with clients and digital document authentication), Demae-Can (food delivery), and Locondo (shoes).
Our holdings in automation, engineering, and semiconductors have performed well, including ASPEED Technology (a Taiwanese supplier of baseboard management controllers), Sensirion (a Swiss manufacturer of environment and flow sensors), and HMS Networks (a Swedish industrial communication company).
We strongly believe that by focusing on seeking out and investing in the highest-quality and fastest-growing smaller companies internationally, we give ourselves the best chance of generating outsized returns over the long term. Our approach is unearthing an increased number of opportunities in the current market environment, where attention seems focused on economies unlocking and inflation, and not fundamental change.
5

Vanguard International Explorer Fund Investment Advisors
	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Schroder Investment Management North America Inc.	39	1,101	The advisor employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors, including a company’s potential for long-term growth, financial condition, quality of management, and sensitivity to cyclical factors. The advisor also considers the relative value of a company’s securities compared with those of other companies and the market as a whole.
Wellington Management Company llp	30	837	The advisor allocates the assets in its portion of the fund to a team of global analysts who seek to add value through in-depth fundamental research and understanding of their industries. By covering the same companies over a period of many years, these investment professionals gain comprehensive insight to guide decisions for their subportfolios.
TimesSquare Capital Management, LLC	19	538	The advisor employs a quality growth philosophy that is based on the premise that a skilled research team—emphasizing management quality, superior business models, and valuation—contributes to a diversified portfolio that seeks to deliver superior risk-adjusted returns over the long term.
Baillie Gifford Overseas Ltd.	10	275	The advisor employs rigorous, fundamental, bottom-up analysis. It believes that a few companies will drive most of the market’s return over the long run and considers sustainable earnings growth and free cash flow growth to be the most important determinants of a company’s prospects.
Cash Investments	2	64	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor also may maintain a modest cash position.
6

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
7

Six Months Ended October 31, 2021
International Explorer Fund	Beginning Account Value 4/30/2021	Ending Account Value 10/31/2021	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$1,031.30	$2.05
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.19	2.04
The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratio for that period is 0.40%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
8

International Explorer Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: October 31, 2011, Through October 31, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended October 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
International Explorer Fund	35.79%	10.55%	9.44%	$24,640
S&P EPAC SmallCap Index	34.78	10.91	9.77	25,398
MSCI All Country World Index ex USA	29.66	9.77	6.66	19,057
See Financial Highlights for dividend and capital gains information.
9

International Explorer Fund
Fund Allocation
As of October 31, 2021

Japan	23.2%
United Kingdom	17.2
Sweden	6.7
Germany	5.9
Italy	5.1
France	4.2
Netherlands	4.1
Taiwan	4.0
Switzerland	3.8
Australia	3.7
Denmark	2.2
Hong Kong	2.2
Spain	1.7
Belgium	1.7
South Korea	1.6
India	1.4
China	1.4
Canada	1.4
Norway	1.3
Finland	1.2
Ireland	1.0
Other	5.0
The table reflects the fund’s investments, except for short-term investments and derivatives.
10

International Explorer Fund
Financial Statements
Schedule of Investments
As of October 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (95.9%)
Australia (3.5%)
	James Hardie Industries plc	349,401	13,727
	Steadfast Group Ltd.	3,162,900	11,128
	Iluka Resources Ltd.	1,183,573	8,444
	Charter Hall Group	633,109	8,306
	IPH Ltd.	1,205,400	7,829
	Ingenia Communities Group	952,943	4,712
*	Tyro Payments Ltd.	1,476,158	4,509
	Deterra Royalties Ltd.	1,467,420	4,316
	Ansell Ltd.	179,983	4,309
	Orora Ltd.	1,282,615	3,209
	Pendal Group Ltd.	540,214	2,732
	Netwealth Group Ltd.	202,407	2,660
*,1	Siteminder Ltd.	645,100	2,455
	Seven Group Holdings Ltd.	136,942	2,237
	Reliance Worldwide Corp. Ltd.	488,199	2,147
	Mineral Resources Ltd.	63,950	1,880
*	Pilbara Minerals Ltd.	970,313	1,627
	Northern Star Resources Ltd.	214,491	1,485
	Domino's Pizza Enterprises Ltd.	13,932	1,429
*	Nufarm Ltd.	419,333	1,381
	OZ Minerals Ltd.	71,961	1,369
	IGO Ltd.	164,654	1,206
*	Lynas Rare Earths Ltd.	199,153	1,111
*	Cleanspace Holdings Ltd.	863,931	994
	Alumina Ltd.	650,210	983
*	Whitehaven Coal Ltd.	442,399	876
*	Bellevue Gold Ltd.	1,005,341	647
	Worley Ltd.	66,092	543
	Beach Energy Ltd.	381,625	401
			98,652
Austria (0.6%)
[2]	S&T AG	326,318	7,841
*,3	BAWAG Group AG	77,075	4,848
		Shares	Market Value• ($000)
	AT&S Austria Technologie & Systemtechnik AG	72,800	2,793
	Wienerberger AG	38,493	1,363
			16,845
Belgium (1.6%)
	D'ieteren Group	67,191	11,585
*	Azelis Group NV	287,575	9,308
	Recticel SA	431,213	7,964
	Barco NV	330,618	7,452
	KBC Ancora	85,751	4,471
*	bpost SA	316,281	2,710
	Melexis NV	19,252	2,220
*,3	Biocartis Group NV	113,425	518
			46,228
Brazil (0.7%)
	TOTVS SA	1,645,832	9,553
*,3	Locaweb Servicos de Internet SA	1,463,400	4,745
*	Afya Ltd. Class A	158,700	2,769
*	TIM SA	1,167,400	2,321
*	Cia de Saneamento Basico do Estado de Sao Paulo	95,600	596
*	Magazine Luiza SA	256	1
			19,985
Canada (1.4%)
*	Nuvei Corp.	78,762	9,876
*	Kinaxis Inc.	47,062	7,304
*	Lightspeed Commerce Inc. (XTSE)	59,795	5,828
*	Docebo Inc.	53,222	3,984
*	Boat Rocker Media Inc.	630,719	3,598
*	Lightspeed Commerce Inc.	34,943	3,414
*	EcoSynthetix Inc.	642,114	2,755
[2]	Canacol Energy Ltd.	395,998	1,241
	Cargojet Inc.	2,800	446
			38,446
China (1.4%)
	Li Ning Co. Ltd.	608,500	6,715
11

International Explorer Fund
		Shares	Market Value• ($000)
	China Longyuan Power Group Corp. Ltd. Class H	2,733,000	6,392
[3]	IMAX China Holding Inc.	2,892,200	4,229
*	Tongcheng-Elong Holdings Ltd.	1,433,600	3,195
*	Yeahka Ltd.	902,200	2,725
*	Yihai International Holding Ltd.	452,000	2,648
	Minth Group Ltd.	590,000	2,345
*	Niu Technologies ADR	82,329	2,155
*	Chinasoft International Ltd.	1,243,400	2,076
	Precision Tsugami China Corp. Ltd.	1,314,820	1,939
*	Gracell Biotechnologies Inc. ADR	80,616	863
	Estun Automation Co. Ltd. Class A	200,751	831
	Venustech Group Inc. Class A	201,000	801
	China Datang Corp. Renewable Power Co. Ltd. Class H	1,501,000	635
	Beijing Enterprises Holdings Ltd.	162,500	625
*,3	Weimob Inc.	293,000	447
			38,621
Czech Republic (0.0%)
*	Komercni Banka A/S	32,550	1,263
Denmark (2.1%)
	Royal Unibrew A/S	184,622	22,935
	Topdanmark A/S	224,983	11,940
*	ALK-Abello A/S Class B	24,700	10,705
*	Ascendis Pharma A/S ADR	33,963	5,149
[3]	Netcompany Group A/S	38,829	4,422
*	Dfds A/S	46,210	2,395
*	Zealand Pharma A/S	54,694	1,755
*,1	OW Bunker A/S	1,000,000	—
			59,301
Finland (1.1%)
	Valmet OYJ	310,000	12,585
	Huhtamaki OYJ	148,200	6,462
	Kojamo OYJ	237,338	5,317
	Cargotec OYJ Class B	72,326	3,745
[2]	Kemira OYJ	147,986	2,273
	Wartsila OYJ Abp	121,472	1,685
			32,067
France (4.0%)
	Nexans SA	171,577	17,215
	Trigano SA	91,431	17,163
	Kaufman & Broad SA	277,301	11,125
	Orpea SA	87,900	9,182
		Shares	Market Value• ($000)
*	JCDecaux SA	302,535	7,893
	Sopra Steria Group SACA	31,500	6,193
[3]	Maisons du Monde SA	262,944	5,965
*,3	Elior Group SA	743,830	5,885
[3]	Verallia SA	134,800	4,991
	Nexity SA	103,155	4,716
*	SOITEC	14,648	3,900
	IPSOS	79,700	3,735
	Rubis SCA	94,958	3,043
	Rothschild & Co.	66,206	2,920
*	ESI Group	17,997	1,444
	Valeo	48,219	1,417
	Vicat SA	29,281	1,250
	Mercialys SA	76,918	836
[3]	ALD SA	54,334	810
*	Criteo SA ADR	23,051	762
*	Cellectis SA	69,272	752
	Imerys SA	16,289	706
	L'Occitane International SA	158,250	566
*	Cellectis SA ADR	25,800	278
			112,747
Germany (5.7%)
[3]	Befesa SA	301,596	22,439
	Dermapharm Holding SE	175,803	17,683
[2]	Gerresheimer AG	181,105	16,617
	Stabilus SA	198,845	14,932
	Aroundtown SA	1,884,202	13,094
*	HelloFresh SE	135,432	10,975
	New Work SE	41,330	10,090
*	Hypoport SE	14,527	8,943
*	CTS Eventim AG & Co. KGaA	104,885	7,628
*	Cherry AG	172,281	5,838
*,3	Montana Aerospace AG	159,110	5,686
	Knorr-Bremse AG	49,020	5,174
	Stemmer Imaging AG	121,118	5,038
	Bertrandt AG	50,742	3,310
	Rheinmetall AG	24,602	2,387
*	Friedrich Vorwerk Group SE	50,000	2,232
	Aurubis AG	23,710	2,043
*	Evotec SE	41,098	1,992
*,2	Jumia Technologies AG ADR	83,077	1,451
	Wacker Chemie AG	6,574	1,188
*,3	Aumann AG	42,580	798
*	thyssenkrupp AG	68,481	713
	Hamburger Hafen und Logistik AG	7,681	172
			160,423

12

International Explorer Fund
		Shares	Market Value• ($000)
Greece (0.2%)
	Hellenic Telecommunications Organization SA	312,111	5,541
Hong Kong (2.1%)
	Kerry Properties Ltd.	3,890,500	10,997
	Techtronic Industries Co. Ltd.	448,500	9,215
	Johnson Electric Holdings Ltd.	3,771,125	8,347
	Hang Lung Properties Ltd.	2,860,000	6,638
	ASM Pacific Technology Ltd.	528,900	5,723
	Dah Sing Financial Holdings Ltd.	1,713,200	5,310
	SUNeVision Holdings Ltd.	3,227,000	2,963
*	Mandarin Oriental International Ltd.	1,121,100	2,601
	HKBN Ltd.	2,146,000	2,571
[3]	Crystal International Group Ltd.	6,289,500	2,004
*	Hutchmed China Ltd. ADR	41,676	1,226
*	Hypebeast Ltd.	6,015,000	886
			58,481
Iceland (0.3%)
[3]	Marel HF	1,314,007	8,818
India (1.4%)
	Apollo Hospitals Enterprise Ltd.	207,707	11,848
	Gujarat Pipavav Port Ltd.	7,013,903	10,498
*	Oberoi Realty Ltd.	561,932	6,800
[3]	Endurance Technologies Ltd.	200,645	4,883
	Alembic Pharmaceuticals Ltd.	326,812	3,398
*	CreditAccess Grameen Ltd.	155,642	1,308
			38,735
Ireland (1.0%)
*	Dalata Hotel Group plc	2,698,231	11,542
	Smurfit Kappa Group plc	137,583	7,211
	Kingspan Group plc	47,028	5,414
*	AIB Group plc	855,240	2,315
*	Bank of Ireland Group plc	206,275	1,229
			27,711
Israel (0.5%)
	Maytronics Ltd.	266,904	6,309
*	Melisron Ltd.	62,147	5,260
[2]	Caesarstone Ltd.	133,452	1,665
			13,234
		Shares	Market Value• ($000)
Italy (4.9%)
	Reply SpA	104,461	20,276
*	Banca Generali SpA	353,066	16,610
	Interpump Group SpA	172,087	12,676
	Recordati Industria Chimica e Farmaceutica SpA	190,964	11,965
*	Brunello Cucinelli SpA	168,477	10,222
[3]	doValue SpA	1,004,433	9,632
*	FinecoBank Banca Fineco SpA	450,600	8,605
	Moncler SpA	107,199	7,715
*,3	OVS SpA	2,552,060	7,331
	Amplifon SpA	111,300	5,664
	PRADA SpA	687,300	4,332
	Tamburi Investment Partners SpA	349,334	3,944
	Italgas SpA	612,688	3,893
*	Stevanato Group SpA	144,524	3,710
*	Salvatore Ferragamo SpA	170,970	3,638
[3]	Technogym SpA	259,867	2,731
	Buzzi Unicem SpA	91,814	2,141
*,3	Enav SpA	281,381	1,235
*,2	Saipem SpA	272,181	596
			136,916
Japan (22.2%)
	Nippon Shinyaku Co. Ltd.	250,300	20,053
	GMO internet Inc.	482,900	13,335
	Fuji Corp.	519,300	12,113
[2]	Kobe Bussan Co. Ltd.	320,700	11,047
	Katitas Co. Ltd.	292,100	10,666
	Trusco Nakayama Corp.	429,300	10,380
	Musashi Seimitsu Industry Co. Ltd.	545,600	10,269
	Digital Garage Inc.	211,800	9,894
	SBI Holdings Inc.	381,100	9,878
	Kadokawa Corp.	182,300	9,626
	Aica Kogyo Co. Ltd.	290,100	8,892
*	Oisix ra daichi Inc.	211,900	8,875
	FP Corp.	256,800	8,720
	Horiba Ltd.	129,500	8,490
	Ai Holdings Corp.	449,800	8,490
	Tsuruha Holdings Inc.	68,700	8,474
*	Raksul Inc.	153,500	8,445
	KOMEDA Holdings Co. Ltd.	463,100	8,399
	Disco Corp.	30,400	8,196
	Daifuku Co. Ltd.	87,700	8,074
	Kureha Corp.	122,800	7,981
	Sumitomo Forestry Co. Ltd.	416,300	7,952
	Daibiru Corp.	568,100	7,906

13

International Explorer Fund
		Shares	Market Value• ($000)
	NEC Networks & System Integration Corp.	489,700	7,880
	Nifco Inc.	245,900	7,844
	OBIC Business Consultants Co. Ltd.	156,200	7,711
	Outsourcing Inc.	397,400	7,623
	Sugi Holdings Co. Ltd.	104,600	7,489
	Nabtesco Corp.	227,800	7,393
	Zenkoku Hosho Co. Ltd.	149,600	7,229
	Koito Manufacturing Co. Ltd.	127,100	7,211
	Menicon Co. Ltd.	188,000	7,058
	Asahi Holdings Inc.	394,100	7,034
	Daiseki Co. Ltd.	145,200	6,777
	Asics Corp.	266,800	6,649
	Dip Corp.	184,500	6,620
	Hakuhodo DY Holdings Inc.	405,800	6,616
	Pola Orbis Holdings Inc.	301,100	6,429
	Elecom Co. Ltd.	419,400	6,415
	Fukushima Galilei Co. Ltd.	159,200	6,329
	Tri Chemical Laboratories Inc.	209,900	6,278
	Open House Co. Ltd.	90,700	5,784
	As One Corp.	42,100	5,771
*	Sansan Inc.	47,536	5,523
	Rorze Corp.	57,500	5,511
	Nippon Densetsu Kogyo Co. Ltd.	342,400	5,278
	Toyo Gosei Co. Ltd.	37,400	5,204
	Megachips Corp.	161,500	5,106
	Systena Corp.	270,000	4,990
[2]	Nittoku Co. Ltd.	143,000	4,971
	Asahi Intecc Co. Ltd.	186,606	4,919
*	SRE Holdings Corp.	70,800	4,919
	Bank of Kyoto Ltd.	108,800	4,893
	Fukuoka Financial Group Inc.	261,300	4,694
	Food & Life Cos. Ltd.	103,100	4,469
*	Bengo4.com Inc.	73,600	4,426
	Comforia Residential REIT Inc.	1,474	4,296
	Tsugami Corp.	311,600	4,284
[2]	Obara Group Inc.	133,400	4,278
	Kakaku.com Inc.	121,400	4,029
	Hino Motors Ltd.	424,000	4,011
	MatsukiyoCocokara & Co.	85,900	3,809
	Nomura Real Estate Holdings Inc.	155,800	3,798
	Glory Ltd.	173,000	3,724
	Tokyo Tatemono Co. Ltd.	253,200	3,722
	Tokyo Ohka Kogyo Co. Ltd.	56,980	3,622
		Shares	Market Value• ($000)
*	JMDC Inc.	48,100	3,616
	Amada Co. Ltd.	358,400	3,541
	Sundrug Co. Ltd.	117,000	3,424
	Heiwa Real Estate Co. Ltd.	106,500	3,362
*,2	Lifenet Insurance Co.	337,100	3,358
*	giftee Inc.	97,300	3,289
	Link & Motivation Inc.	308,000	3,254
*,2	Freee KK	44,800	3,216
	Shinko Electric Industries Co. Ltd.	77,148	3,108
*	WealthNavi Inc.	111,300	3,052
	eGuarantee Inc.	136,500	3,040
	Infomart Corp.	309,200	3,017
	Fuso Chemical Co. Ltd.	65,400	3,011
	Taiyo Yuden Co. Ltd.	57,900	2,935
*,2	Demae-Can Co. Ltd.	244,200	2,905
	Kissei Pharmaceutical Co. Ltd.	142,700	2,854
	Ushio Inc.	152,100	2,721
	Mani Inc.	156,300	2,664
	Kintetsu World Express Inc.	110,100	2,644
	Frontier Real Estate Investment Corp.	573	2,535
	Nichirei Corp.	100,400	2,445
	Ibiden Co. Ltd.	38,700	2,325
*	Japan Airport Terminal Co. Ltd.	45,900	2,277
	Ito En Ltd.	33,700	2,245
*	MedPeer Inc.	73,300	2,203
	Ebara Corp.	39,800	2,172
	Fancl Corp.	71,000	2,153
	Jeol Ltd.	28,000	2,122
	Yamaha Motor Co. Ltd.	73,160	2,039
*,2	HEALIOS KK	132,700	2,005
	DMG Mori Co. Ltd.	114,400	1,970
	COLOPL Inc.	256,800	1,855
	Sojitz Corp.	111,780	1,844
	Iriso Electronics Co. Ltd.	39,800	1,828
	Kitanotatsujin Corp.	500,600	1,824
*	Money Forward Inc.	26,597	1,807
	KH Neochem Co. Ltd.	70,100	1,802
	Nippon Thompson Co. Ltd.	336,400	1,731
	Itoham Yonekyu Holdings Inc.	276,800	1,688
	NOF Corp.	31,800	1,596
	Showa Denko KK	63,000	1,580
	Sumitomo Heavy Industries Ltd.	60,500	1,558
	Air Water Inc.	101,600	1,554
	Kawasaki Heavy Industries Ltd.	76,600	1,554
	COMSYS Holdings Corp.	61,800	1,530

14

International Explorer Fund
		Shares	Market Value• ($000)
	Sato Holdings Corp.	66,100	1,524
	EXEO Group Inc.	65,500	1,514
	Sumitomo Warehouse Co. Ltd.	93,200	1,498
	Mitsubishi Materials Corp.	75,100	1,458
	JSR Corp.	39,561	1,435
	NET One Systems Co. Ltd.	42,800	1,404
	Ichiyoshi Securities Co. Ltd.	233,600	1,333
	IHI Corp.	56,500	1,320
	THK Co. Ltd.	60,200	1,295
*	Istyle Inc.	368,500	1,282
	Optex Group Co. Ltd.	96,800	1,233
	Square Enix Holdings Co. Ltd.	22,200	1,216
	Inaba Denki Sangyo Co. Ltd.	49,600	1,190
	Anicom Holdings Inc.	152,600	1,190
	Fukuyama Transporting Co. Ltd.	29,300	1,167
	Inter Action Corp.	54,200	1,167
	Locondo Inc.	100,000	1,163
	Mirait Holdings Corp.	60,300	1,160
	Kyudenko Corp.	34,500	1,094
	Comture Corp.	39,339	1,067
*,2	Chatwork Co. Ltd.	114,000	1,060
*	GA Technologies Co. Ltd.	93,900	975
*	Uzabase Inc.	53,600	960
	Kamakura Shinsho Ltd.	108,300	875
	Daikyonishikawa Corp.	145,600	875
	BayCurrent Consulting Inc.	2,100	872
	Iwatani Corp.	14,400	851
	Nikkon Holdings Co. Ltd.	42,700	834
	Tokyo Steel Manufacturing Co. Ltd.	74,400	828
	Kumagai Gumi Co. Ltd.	33,300	824
	Yodogawa Steel Works Ltd.	37,400	817
	Nippon Shokubai Co. Ltd.	15,500	810
	Shin-Etsu Polymer Co. Ltd.	86,800	784
	Lintec Corp.	34,700	775
	Sekisui Jushi Corp.	41,400	771
	Shibaura Machine Co. Ltd.	33,000	769
	Yamazen Corp.	82,300	763
	Yokogawa Bridge Holdings Corp.	37,700	760
	Maruichi Steel Tube Ltd.	33,100	752
	Max Co. Ltd.	46,900	747
	Giken Ltd.	19,100	729
		Shares	Market Value• ($000)
	Japan Petroleum Exploration Co. Ltd.	36,100	657
	Sinko Industries Ltd.	34,100	619
*,2	Hennge KK	10,900	539
	Kagome Co. Ltd.	17,600	447
	Toyo Construction Co. Ltd.	81,300	407
	Totetsu Kogyo Co. Ltd.	18,500	403
	Nichireki Co. Ltd.	34,000	403
	Hibiya Engineering Ltd.	23,500	395
	TOKAI Holdings Corp.	50,500	383
	Ichikoh Industries Ltd.	52,800	262
			625,680
Luxembourg (0.2%)
*,2	Arrival SA	201,037	3,323
[2]	Addiko Bank AG	184,637	3,130
			6,453
Malaysia (0.0%)
	Inari Amertron Bhd.	1,588,900	1,488
Mexico (0.3%)
*	Grupo Aeroportuario del Pacifico SAB de CV Class B	395,537	4,986
	Corp. Inmobiliaria Vesta SAB de CV	1,252,200	2,180
			7,166
Netherlands (3.9%)
	BE Semiconductor Industries NV	274,335	25,065
	ASM International NV	40,955	18,535
	TKH Group NV	219,089	12,481
	IMCD NV	53,943	11,978
*	AerCap Holdings NV	166,053	9,804
*,3	Basic-Fit NV	191,840	9,315
	Arcadis NV	137,400	6,697
*	Merus NV	169,520	4,755
	SIF Holding NV	202,178	3,296
*,3	DP Eurasia NV	2,417,368	3,007
	Corbion NV	49,867	2,368
	Boskalis Westminster	68,473	2,042
	SBM Offshore NV	33,966	536
			109,879
New Zealand (0.6%)
*	Xero Ltd.	97,383	11,104
*	Pushpay Holdings Ltd.	3,011,000	4,106
	Fletcher Building Ltd.	368,330	1,894
			17,104
Norway (1.3%)
	Borregaard ASA	655,622	15,921
	TOMRA Systems ASA	94,620	6,115
	Salmar ASA	41,322	3,153
*	LINK Mobility Group Holding ASA	595,200	1,920
*	Aker Solutions ASA	665,102	1,887

15

International Explorer Fund
		Shares	Market Value• ($000)
	Bakkafrost P/F	18,786	1,738
	Kongsberg Gruppen ASA	52,111	1,710
*	Pexip Holding ASA	348,783	1,649
	Sparebanken More	23,320	1,195
			35,288
Other (0.3%)
	iShares MSCI EAFE Small-Cap ETF	103,621	7,901
Philippines (0.3%)
	Wilcon Depot Inc.	10,307,300	6,378
*	Bloomberry Resorts Corp.	20,404,500	2,754
			9,132
Russia (0.0%)
*	Ozon Holdings plc ADR	17,379	782
Singapore (0.4%)
	Venture Corp. Ltd.	540,200	7,546
*	SATS Ltd.	1,249,200	3,885
			11,431
South Korea (1.5%)
	Douzone Bizon Co. Ltd.	97,366	6,797
*	NHN KCP Corp.	130,758	6,416
*	K Car Co. Ltd.	257,400	5,397
	PI Advanced Materials Co. Ltd.	115,244	4,464
	Koh Young Technology Inc.	249,031	3,935
	Park Systems Corp.	34,890	3,544
	Hanon Systems	276,528	3,426
	Eugene Technology Co. Ltd.	38,418	1,465
*	Cafe24 Corp.	57,092	1,411
*	Medytox Inc.	10,249	1,316
*,2,3	SK IE Technology Co. Ltd.	9,000	1,281
	SNT Motiv Co. Ltd.	29,493	1,273
*	Genexine Inc.	14,229	800
*,1	Kakao Pay Corp.	5,562	428
			41,953
Spain (1.7%)
	Fluidra SA	283,127	10,814
	Prosegur Cia de Seguridad SA	3,020,755	8,572
	CIE Automotive SA	309,757	8,432
	Acciona SA	37,326	7,168
	Bankinter SA	601,052	3,309
	Viscofan SA	41,574	2,843
	Almirall SA	162,229	2,412
	Ebro Foods SA	111,630	2,215
*	Arima Real Estate SOCIMI SA	117,519	1,225
			46,990
		Shares	Market Value• ($000)
Sweden (6.4%)
	Arjo AB Class B	1,382,221	18,850
*	Nordic Entertainment Group AB Class B	267,700	15,523
	Avanza Bank Holding AB	376,479	14,967
	Nordnet AB publ	731,200	14,016
	AddTech AB Class B	480,643	10,753
	Loomis AB Class B	380,567	10,271
	Trelleborg AB Class B	446,833	10,227
*	Cint Group AB	623,362	9,429
[3]	Thule Group AB	160,144	9,253
*	Embracer Group AB Class B	823,496	7,681
	Catena AB	121,346	7,393
	Sweco AB Class B	443,837	7,067
	Fortnox AB	92,300	6,535
	HMS Networks AB	90,495	5,167
	BillerudKorsnas AB	228,176	4,779
	Cellavision AB	84,333	3,842
*	Surgical Science Sweden AB	127,336	3,797
*	VNV Global AB	196,693	2,886
	Indutrade AB	82,670	2,410
*	SkiStar AB	111,861	2,333
	INVISIO AB	95,268	1,724
*	Xvivo Perfusion AB	40,451	1,604
	Beijer Ref AB Class B	75,287	1,545
	Paradox Interactive AB	101,077	1,485
	Saab AB Class B	51,445	1,434
*	SSAB AB Class A	236,691	1,349
	Nolato AB Class B	85,602	1,132
*	Storytel AB	52,822	1,042
*	Bactiguard Holding AB Class B	50,068	973
	Peab AB Class B	74,029	931
			180,398
Switzerland (3.6%)
	Julius Baer Group Ltd.	266,305	19,262
	Comet Holding AG (Registered)	40,229	14,969
*	Siegfried Holding AG (Registered)	14,203	13,661
*	SIG Combibloc Group AG	407,514	10,658
	Tecan Group AG (Registered)	12,122	7,427
	Straumann Holding AG (Registered)	3,321	6,913
*,3	Sensirion Holding AG	44,123	6,359
[3]	VAT Group AG	13,060	6,243
*,3	PolyPeptide Group AG	46,823	5,993
*	Dufry AG (Registered)	83,837	4,439
	Bossard Holding AG (Registered) Class A	11,567	4,248

16

International Explorer Fund
		Shares	Market Value• ($000)
*	u-blox Holding AG	13,496	988
*	Implenia AG (Registered)	23,196	473
			101,633
Taiwan (3.8%)
	ASPEED Technology Inc.	158,000	15,850
	Voltronic Power Technology Corp.	197,252	11,552
	Chroma ATE Inc.	1,633,694	10,668
	Airtac International Group	347,983	10,412
	Giant Manufacturing Co. Ltd.	728,000	8,455
	Nien Made Enterprise Co. Ltd.	578,000	7,943
	Vanguard International Semiconductor Corp.	1,509,000	7,863
	Accton Technology Corp.	729,503	6,378
	Global Unichip Corp.	266,000	5,741
	Delta Electronics Inc.	509,000	4,493
	Realtek Semiconductor Corp.	220,248	3,962
	momo.com Inc.	42,410	2,733
	Chang Wah Technology Co. Ltd.	711,000	2,668
	Parade Technologies Ltd.	40,000	2,577
	Advanced Wireless Semiconductor Co.	277,000	1,597
	TCI Co. Ltd.	158,000	1,284
	Hiwin Technologies Corp.	113,140	1,260
	ASMedia Technology Inc.	18,000	1,055
	Formosa Sumco Technology Corp.	163,015	927
			107,418
Turkey (0.1%)
*	D-MARKET Elektronik Hizmetler ve Ticaret A/S ADR	495,311	2,254
United Kingdom (16.5%)
	Rotork plc	4,247,057	20,531
	Spectris plc	342,299	17,612
	Electrocomponents plc	848,300	13,052
	Safestore Holdings plc	764,563	12,568
	St. James's Place plc	579,800	12,525
	Future plc	256,700	12,384
	Bodycote plc	1,052,700	11,531
	Intermediate Capital Group plc	366,439	10,991
	HomeServe plc	885,200	10,340
	Keywords Studios plc	261,285	10,102
	Grafton Group plc	518,377	9,521
[3]	Auto Trader Group plc	1,087,200	9,013
	Savills plc	450,804	8,768
		Shares	Market Value• ($000)
	Dechra Pharmaceuticals plc	125,000	8,739
	Spirent Communications plc	2,187,500	8,589
	Genuit Group plc	923,878	8,383
	Workspace Group plc	738,373	8,301
	RWS Holdings plc	966,000	8,205
	Dunelm Group plc	450,000	7,890
	IMI plc	348,608	7,785
	Segro plc	435,000	7,688
	Cranswick plc	161,560	7,636
	Lancashire Holdings Ltd.	1,104,883	7,626
*	Abcam plc	297,404	6,767
	UNITE Group plc	447,971	6,689
	Pets at Home Group plc	1,000,000	6,599
	Halma plc	160,000	6,488
	Softcat plc	232,340	6,175
	QinetiQ Group plc	1,634,235	6,030
*,3	Network International Holdings plc	1,329,702	5,865
[3]	Avast plc	757,000	5,793
*	SSP Group plc	1,564,504	5,512
	Howden Joinery Group plc	437,400	5,506
	LondonMetric Property plc	1,510,000	5,401
*	Beazley plc	982,208	5,224
*	Restaurant Group plc	4,327,227	5,219
	Vistry Group plc	300,000	5,024
	AJ Bell plc	875,432	4,907
	Telecom Plus plc	285,000	4,867
*	Victoria plc	326,318	4,829
[3]	ConvaTec Group plc	1,633,818	4,781
*,3	Petershill Partners plc	1,142,857	4,694
*	easyJet plc	542,174	4,622
	Melrose Industries plc	2,113,160	4,559
	Keller Group plc	350,520	4,414
	IG Group Holdings plc	400,000	4,340
	Redrow plc	489,990	4,314
	Weir Group plc	180,000	4,270
	Games Workshop Group plc	30,951	4,088
*	Allfunds Group plc	199,637	4,030
	B&M European Value Retail SA	441,572	3,826
	Renishaw plc	54,000	3,716
	Ninety One plc	1,031,042	3,661
*	IWG plc	835,000	3,542
*	Naked Wines plc	338,630	3,445
	Pennon Group plc	211,287	3,370
	Smart Metering Systems plc	297,668	3,319
*,3	Trainline plc	742,771	3,227
*	Hyve Group plc	2,163,772	3,219
*,3	Bridgepoint Group plc	456,087	3,100

17

International Explorer Fund
		Shares	Market Value• ($000)
	Synthomer plc	434,656	3,012
	Grainger plc	700,000	2,944
*	FD Technologies plc	96,821	2,765
	NCC Group plc	780,000	2,652
	Tate & Lyle plc	299,080	2,650
*	Draper Esprit plc	199,886	2,638
	Alpha FX Group plc	91,306	2,619
	Greggs plc	59,862	2,502
	FDM Group Holdings plc	152,222	2,501
*	Team17 Group plc	246,699	2,393
	Conduit Holdings Ltd.	387,200	2,322
*	Meggitt plc	222,633	2,286
*	National Express Group plc	557,171	1,743
*	Hotel Chocolat Group plc	234,940	1,700
*	Wise plc Class A	150,000	1,678
	Travis Perkins plc	76,114	1,609
	Ultra Electronics Holdings plc	29,350	1,301
	Burford Capital Ltd.	120,439	1,235
	dotdigital group plc	354,587	1,167
	Balfour Beatty plc	325,579	1,133
	Centamin plc	872,547	1,115
*	Immunocore Holdings plc ADR	28,572	1,101
	Subsea 7 SA	99,540	893
	Marshalls plc	88,937	861
	Britvic plc	67,717	822
	Domino's Pizza Group plc	155,161	822
	Ferrexpo plc	156,330	667
	Cairn Energy plc	190,170	475
*	Oxford Nanopore Technologies plc	43,500	332
			465,150
United States (0.3%)
	Patria Investments Ltd. Class A	337,823	5,797
*	GQG Partners Inc.	1,555,510	2,340
			8,137
Total Common Stocks (Cost $2,033,517)			2,700,251
Temporary Cash Investments (4.6%)
Money Market Fund (4.5%)
[4,5]	Vanguard Market Liquidity Fund, 0.070%	1,255,623	125,562
	Face Amount ($000)	Market Value•
Repurchase Agreements (0.1%)
Goldman Sachs & Co. 0.050%, 11/1/21 (Dated 10/29/21, Repurchase Value $3,900,000, collateralized by Ginnie Mae 4.000%, 1/15/41–7/15/47, with a value of $3,978,000)	3,900	3,900
Total Temporary Cash Investments (Cost $129,456)		129,462
Total Investments (100.5%) (Cost $2,162,973)		2,829,713
Other Assets and Liabilities—Net (-0.5%)		(14,734)
Net Assets (100%)		2,814,979
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Security value determined using significant unobservable inputs.
2	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $26,094,000.
3	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2021, the aggregate value was $180,341,000, representing 6.4% of net assets.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5	Collateral of $29,057,000 was received for securities on loan, of which $28,409,000 is held in Vanguard Market Liquidity Fund and $648,000 is held in cash.
ADR—American Depositary Receipt.
REIT—Real Estate Investment Trust.

18

International Explorer Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
MSCI EAFE Index	December 2021	379	44,336	(254)
MSCI Emerging Market Index	December 2021	282	17,794	(245)
				(499)
See accompanying Notes, which are an integral part of the Financial Statements.
19

International Explorer Fund
Statement of Assets and Liabilities
As of October 31, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $2,037,417)	2,704,151
Affiliated Issuers (Cost $125,556)	125,562
Total Investments in Securities	2,829,713
Investment in Vanguard	94
Cash	8,136
Foreign Currency, at Value (Cost $8,694)	8,694
Cash Collateral Pledged—Futures Contracts	3,550
Receivables for Investment Securities Sold	7,056
Receivables for Accrued Income	7,171
Receivables for Capital Shares Issued	750
Total Assets	2,865,164
Liabilities
Payables for Investment Securities Purchased	16,470
Collateral for Securities on Loan	29,057
Payables for Capital Shares Redeemed	2,250
Payables to Investment Advisor	1,625
Payables to Vanguard	223
Variation Margin Payable—Futures Contracts	560
Total Liabilities	50,185
Net Assets	2,814,979
At October 31, 2021, net assets consisted of:

Paid-in Capital	2,051,479
Total Distributable Earnings (Loss)	763,500
Net Assets	2,814,979

Net Assets
Applicable to 123,984,836 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,814,979
Net Asset Value Per Share	$22.70
See accompanying Notes, which are an integral part of the Financial Statements.
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International Explorer Fund
Statement of Operations

Year Ended October 31, 2021
($000)
Investment Income
Income
Dividends[1]	46,075
Interest[2]	74
Securities Lending—Net	1,186
Total Income	47,335
Expenses
Investment Advisory Fees—Note B
Basic Fee	7,396
Performance Adjustment	(1,331)
The Vanguard Group—Note C
Management and Administrative	4,265
Marketing and Distribution	161
Custodian Fees	259
Auditing Fees	40
Shareholders’ Reports	290
Trustees’ Fees and Expenses	2
Total Expenses	11,082
Net Investment Income	36,253
Realized Net Gain (Loss)
Investment Securities Sold[2]	349,800
Futures Contracts	11,367
Foreign Currencies	(1,219)
Realized Net Gain (Loss)	359,948
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	409,265
Futures Contracts	1,765
Foreign Currencies	344
Change in Unrealized Appreciation (Depreciation)	411,374
Net Increase (Decrease) in Net Assets Resulting from Operations	807,575
1	Dividends are net of foreign withholding taxes of $3,769,000.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $70,000, less than $1,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.
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International Explorer Fund
Statement of Changes in Net Assets

	Year Ended October 31,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	36,253	34,127
Realized Net Gain (Loss)	359,948	(78,073)
Change in Unrealized Appreciation (Depreciation)	411,374	2,216
Net Increase (Decrease) in Net Assets Resulting from Operations	807,575	(41,730)
Distributions
Total Distributions	(29,013)	(80,592)
Capital Share Transactions
Issued	270,839	364,525
Issued in Lieu of Cash Distributions	25,535	72,030
Redeemed	(588,908)	(1,147,784)
Net Increase (Decrease) from Capital Share Transactions	(292,534)	(711,229)
Total Increase (Decrease)	486,028	(833,551)
Net Assets
Beginning of Period	2,328,951	3,162,502
End of Period	2,814,979	2,328,951
See accompanying Notes, which are an integral part of the Financial Statements.
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International Explorer Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$16.90	$17.22	$17.86	$21.87	$16.82
Investment Operations
Net Investment Income[1]	.280	.211	.379	.369	.333
Net Realized and Unrealized Gain (Loss) on Investments	5.736	(.081)	.300	(3.032)	5.035
Total from Investment Operations	6.016	.130	.679	(2.663)	5.368
Distributions
Dividends from Net Investment Income	(.216)	(.450)	(.289)	(.447)	(.318)
Distributions from Realized Capital Gains	—	—	(1.030)	(.900)	—
Total Distributions	(.216)	(.450)	(1.319)	(1.347)	(.318)
Net Asset Value, End of Period	$22.70	$16.90	$17.22	$17.86	$21.87
Total Return[2]	35.79%	0.62%	4.85%	-13.08%	32.58%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,815	$2,329	$3,163	$3,649	$3,980
Ratio of Total Expenses to Average Net Assets[3]	0.40%	0.39%	0.39%	0.39%	0.38%
Ratio of Net Investment Income to Average Net Assets	1.30%	1.29%	2.28%	1.75%	1.68%
Portfolio Turnover Rate	51%	71%	35%	40%	43%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.05%), (0.04%), (0.03%), (0.01%), and (0.01%).
See accompanying Notes, which are an integral part of the Financial Statements.
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International Explorer Fund
Notes to Financial Statements
Vanguard International Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The
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International Explorer Fund
clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended October 31, 2021, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings.
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International Explorer Fund
While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended October 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon applicable net unrealized gains. The fund has filed tax reclaims for
26

International Explorer Fund
previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.
B.  The investment advisory firms Schroder Investment Management North America Inc., Wellington Management Company llp, TimesSquare Capital Management, LLC, and Baillie Gifford Overseas Ltd. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Schroder Investment Management North America Inc., Wellington Management Company llp, and TimesSquare Capital Management, LLC, are subject to quarterly adjustments based on performance relative to the S&P EPAC SmallCap Index for the preceding three years. In accordance with the advisory contract entered into with Baillie Gifford Overseas Ltd., beginning November 1, 2021, the investment advisory fees will be subject to quarterly adjustments based on performance relative to the MSCI All Country World Index ex US Small-Cap Index since October 31,2020.
Vanguard manages the cash reserves of the fund as described below.
For the year ended October 31, 2021, the aggregate investment advisory fee represented an effective annual basic rate of 0.27% of the fund’s average net assets, before a decrease of $1,331,000 (0.05%) based on performance.
C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2021, the fund had contributed to Vanguard capital in the amount of $94,000, representing less than 0.01% of the fund’s net assets and 0.04% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
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International Explorer Fund
The following table summarizes the market value of the fund's investments and derivatives as of October 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	117,833	2,579,535	2,883	2,700,251
Temporary Cash Investments	125,562	3,900	—	129,462
Total	243,395	2,583,435	2,883	2,829,713

Derivative Financial Instruments
Liabilities
Futures Contracts[1]	499	—	—	499
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions, passive foreign investment companies, and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	1,488
Total Distributable Earnings (Loss)	(1,488)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	83,669
Undistributed Long-Term Gains	33,045
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	646,786
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International Explorer Fund
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	29,013	80,592
Long-Term Capital Gains	—	—
Total	29,013	80,592
*	Includes short-term capital gains, if any.
As of October 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	2,183,308
Gross Unrealized Appreciation	781,866
Gross Unrealized Depreciation	(135,461)
Net Unrealized Appreciation (Depreciation)	646,405
F.  During the year ended October 31, 2021, the fund purchased $1,340,036,000 of investment securities and sold $1,652,138,000 of investment securities, other than temporary cash investments.
The fund purchased securities from and sold securities to other funds or accounts managed by its investment advisors or their affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended October 31, 2021, such purchases were $22,000 and sales were $782,000, resulting in net realized gain of $323,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.  Capital shares issued and redeemed were:
	Year Ended October 31,
	2021 Shares (000)	2020 Shares (000)

Issued	12,684	23,379
Issued in Lieu of Cash Distributions	1,290	4,035
Redeemed	(27,817)	(73,281)
Net Increase (Decrease) in Shares Outstanding	(13,843)	(45,867)
H.  Management has determined that no events or transactions occurred subsequent to October 31, 2021, that would require recognition or disclosure in these financial statements.
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Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Whitehall Funds and Shareholders of Vanguard International Explorer Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard International Explorer Fund (one of the funds constituting Vanguard Whitehall Funds, referred to hereafter as the "Fund") as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from the transfer agent or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 17, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
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Special 2021 tax information (unaudited) for Vanguard International Explorer Fund
This information for the fiscal year ended October 31, 2021, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $409,000 as capital gain dividend (20% rate gain distributions) to shareholders during the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
The fund distributed $29,013,000 of qualified dividend income to shareholders during the fiscal year.
The fund designates to shareholders foreign source income of $49,779,000 and foreign taxes paid of $3,554,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2022 to determine the calendar-year amounts to be included on their 2021 tax returns.
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Trustees Approve Advisory Arrangements
The board of trustees of Vanguard International Explorer Fund has renewed the fund’s investment advisory arrangements with Baillie Gifford Overseas Limited (Baillie Gifford); Schroder Investment Management North America Inc. (Schroder Inc.), as well as the sub-advisory arrangement with Schroder Investment Management North America Limited (Schroder Ltd.); TimesSquare Capital Management, LLC (TimesSquare); and Wellington Management Company llp (Wellington Management). The board determined that renewing each of the fund’s advisory arrangements was in the best interests of the fund and its shareholders.
The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisors and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about the fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisors.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.
Nature, extent, and quality of services
The board reviewed the quality of the fund’s investment management services provided by Baillie Gifford, Schroder Inc., Schroder Ltd., TimesSquare, and Wellington Management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board considered the following:
Baillie Gifford. Baillie Gifford—a unit of Baillie Gifford & Co., founded in 1908—is among the largest independently owned investment management firms in the United Kingdom. Baillie Gifford invests with a long-term perspective and has a strong preference for high-quality growth companies with sustainable competitive advantages. The investment process is driven by rigorous, fundamental, bottom-up analysis undertaken by the dedicated International Smaller Companies team. The investment team seeks significant upside in each stock it invests in and considers sustainable earnings growth and free cash flow growth to be the most important determinants of a company’s prospects. Baillie Gifford has managed a portion of the fund since 2020.
Schroder. Schroders plc, the parent company of Schroder Inc. and Schroder Ltd. (collectively, Schroder), founded in 1804, specializes in global equity and fixed income management. Schroder
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employs a bottom-up, fundamental research-driven process to select stocks, with a focus on identifying companies with sustainable competitive advantages, attractive earnings growth, and compelling valuations. Stock selection responsibilities are divided among five regional leaders who make up Schroder’s International Small-Cap Committee, which is led by the portfolio manager. The regional team leverages Schroder’s extensive network of local analysts across the globe, as it believes that country factors are more important for smaller companies relative to larger companies. Schroder Inc. has advised the fund since its inception in 1996, and its affiliate Schroder Ltd. has managed a portion of the fund since 2003.
TimesSquare. TimesSquare, founded in 2000 as a small- and mid-cap growth specialist, is a strategic partner of Affiliated Managers Group, Inc. TimesSquare’s small-cap equity team is led by the portfolio manager and is made up of five experienced members. All portfolio decisions are made collectively, allowing for accountability. Value chain analysis and interactions with key stakeholders are at the core of the team’s research and idea-generation process, resulting in a portfolio made up of industry-leading companies with sustainable business models and quality management teams. TimesSquare has managed a portion of the fund since 2017.
Wellington Management. Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. Wellington Management’s international small-cap research equity team employs a bottom-up approach that seeks to add value through in-depth fundamental research and understanding of its industries. It believes that the experience of covering the same companies over a period of many years provides the Global Industry Analysts with in-depth knowledge of their coverage, which in turn leads to better and more timely decisions and increases their potential to produce superior results. Wellington Management has managed a portion of the fund since 2010.
The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation and approval of the advisory arrangements.
Investment performance
The board considered the short-term, long-term, and since-inception performance, as applicable, of Baillie Gifford’s, Schroder’s, TimesSquare’s, and Wellington Management’s subportfolios, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue.
Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that Baillie Gifford’s, Schroder’s, TimesSquare’s, or Wellington Management’s advisory fee rates were also well below the peer-group average.
The board did not consider the profitability of Baillie Gifford, Schroder, TimesSquare, or Wellington Management in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.
The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Baillie Gifford, Schroder, TimesSquare, and Wellington
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Management. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.
The board will consider whether to renew the advisory arrangements again after a one-year period.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 214 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. McIsaac

Connect with Vanguard®>vanguard.com
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.
CFA® is a registered trademark owned by CFA Institute.
© 2021 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q1260 122021

Annual Report  |  October 31, 2021
Vanguard High Dividend Yield Index Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended October 31, 2021, Vanguard High Dividend Yield Index Fund returned 40.50% for Admiral Shares and 40.55% for ETF shares (ETF returns are based on net asset value). The fund’s benchmark, the FTSE High Dividend Yield Index, returned 40.61%.
•	During the period, the global economy continued to recover from the sharp pandemic-induced contraction in the spring of 2020. Countries that were more successful in containing the virus, whether through vaccinations, lockdowns, or both, generally fared better economically. Swift and extensive fiscal and monetary support from policymakers was also key to the rebound. Even amid concerns toward the end of the fiscal year about inflation and the prospect of less accommodative monetary policy, stock returns were excellent.
•	Financial and energy stocks contributed most to the fund’s performance.
•	For the past decade, the fund’s ETF Shares posted an average annual return of 13.00%, slightly behind the 13.06% average of their benchmark.
Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	43.51%	22.01%	19.16%
Russell 2000 Index (Small-caps)	50.80	16.47	15.52
Russell 3000 Index (Broad U.S. market)	43.90	21.62	18.91
FTSE All-World ex US Index (International)	30.23	12.42	10.05
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-0.48%	5.63%	3.10%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.64	5.17	3.41
FTSE Three-Month U.S. Treasury Bill Index	0.05	1.08	1.12
CPI
Consumer Price Index	6.22%	3.03%	2.73%
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended October 31, 2021
	Beginning Account Value 4/30/2021	Ending Account Value 10/31/2021	Expenses Paid During Period
Based on Actual Fund Return
High Dividend Yield Index Fund
ETF Shares	$1,000.00	$1,061.70	$0.31
Admiral™ Shares	1,000.00	1,061.60	0.42
Based on Hypothetical 5% Yearly Return
High Dividend Yield Index Fund
ETF Shares	$1,000.00	$1,024.90	$0.31
Admiral Shares	1,000.00	1,024.80	0.41
The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratios for that period are 0.06% for ETF Shares and 0.08% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
3

High Dividend Yield Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: October 31, 2011, Through October 31, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended October 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
High Dividend Yield Index Fund ETF Shares Net Asset Value	40.55%	12.30%	13.00%	$33,944
High Dividend Yield Index Fund ETF Shares Market Price	40.49	12.29	12.99	33,916
FTSE High Dividend Yield Index	40.61	12.34	13.06	34,135
Dow Jones U.S. Total Stock Market Float Adjusted Index	44.07	18.87	16.04	44,284

	One Year	Since Inception (2/7/2019)	Final Value of a $10,000 Investment
High Dividend Yield Index Fund Admiral Shares	40.50%	13.92%	$14,272
FTSE High Dividend Yield Index	40.61	13.98	14,292
Dow Jones U.S. Total Stock Market Float Adjusted Index	44.07	23.64	17,844
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
4

High Dividend Yield Index Fund
Cumulative Returns of ETF Shares: October 31, 2011, Through October 31, 2021
	One Year	Five Years	Ten Years
High Dividend Yield Index Fund ETF Shares Market Price	40.49%	78.50%	239.16%
High Dividend Yield Index Fund ETF Shares Net Asset Value	40.55	78.57	239.44
FTSE High Dividend Yield Index	40.61	78.91	241.35
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.
5

High Dividend Yield Index Fund
Fund Allocation
As of October 31, 2021
Basic Materials	4.3%
Consumer Discretionary	8.7
Consumer Staples	12.5
Energy	7.4
Financials	23.0
Health Care	12.3
Industrials	10.0
Real Estate	0.0
Technology	7.3
Telecommunications	6.6
Utilities	7.9
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.
6

High Dividend Yield Index Fund
Financial Statements
Schedule of Investments
As of October 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value• ($000)
Common Stocks (99.6%)
Basic Materials (4.3%)
Linde plc	1,931,471	616,526
Air Products and Chemicals Inc.	826,665	247,842
Newmont Corp.	2,994,332	161,694
Dow Inc.	2,794,478	156,407
International Flavors & Fragrances Inc.	930,165	137,153
Nucor Corp.	1,098,582	122,657
Fastenal Co.	2,145,923	122,489
LyondellBasell Industries NV Class A	984,938	91,422
International Paper Co.	1,468,092	72,920
Celanese Corp.	413,338	66,758
Eastman Chemical Co.	511,476	53,209
Steel Dynamics Inc.	721,787	47,696
CF Industries Holdings Inc.	796,372	45,234
Reliance Steel & Aluminum Co.	238,226	34,819
Olin Corp.	534,544	30,458
Huntsman Corp.	780,239	25,420
Scotts Miracle-Gro Co.	152,246	22,602
Southern Copper Corp.	314,020	18,838
Avient Corp.	334,822	18,040
Chemours Co.	614,177	17,209
Timken Co.	237,494	16,850
Sensient Technologies Corp.	157,352	15,043
Commercial Metals Co.	441,727	14,215
Cabot Corp.	216,921	11,573
Tronox Holdings plc Class A	423,485	9,876
Compass Minerals International Inc.	124,861	8,191
Worthington Industries Inc.	123,031	6,683
Kaiser Aluminum Corp.	59,452	5,775
Carpenter Technology Corp.	176,636	5,455
		Shares	Market Value• ($000)
	Schweitzer-Mauduit International Inc.	113,339	3,949
*	Sylvamo Corp.	132,475	3,730
			2,210,733
Consumer Discretionary (8.6%)
	Home Depot Inc.	3,977,896	1,478,743
	Walmart Inc.	5,364,412	801,550
	McDonald's Corp.	2,794,116	686,095
	Target Corp.	1,858,533	482,512
	Best Buy Co. Inc.	934,868	114,278
	VF Corp.	1,212,760	88,386
	Garmin Ltd.	566,152	81,299
	ViacomCBS Inc. Class B	2,182,003	79,032
	Genuine Parts Co.	525,901	68,951
	Omnicom Group Inc.	793,251	54,005
	Interpublic Group of Cos. Inc.	1,471,191	53,801
	Williams-Sonoma Inc.	278,500	51,726
	Whirlpool Corp.	230,346	48,564
	Hasbro Inc.	476,350	45,615
	Newell Brands Inc.	1,416,870	32,432
	Nielsen Holdings plc	1,326,133	26,854
	Polaris Inc.	215,059	24,721
	Leggett & Platt Inc.	507,983	23,799
	Hanesbrands Inc.	1,286,003	21,914
	Travel + Leisure Co.	313,521	17,037
	TEGNA Inc.	813,799	15,999
	Foot Locker Inc.	334,240	15,933
	H&R Block Inc.	663,709	15,312
	Rent-A-Center Inc.	242,058	12,892
	LCI Industries	91,895	12,832
	Penske Automotive Group Inc.	117,324	12,442
	MDC Holdings Inc.	210,406	10,306
	Kontoor Brands Inc.	191,540	10,152
	John Wiley & Sons Inc. Class A	158,500	8,586
	HNI Corp.	161,019	6,022
	Big Lots Inc.	128,011	5,665
7

High Dividend Yield Index Fund
		Shares	Market Value• ($000)
	Sinclair Broadcast Group Inc. Class A	169,068	4,418
	Steelcase Inc. Class A	331,653	3,947
			4,415,820
Consumer Staples (12.5%)
	Procter & Gamble Co.	9,101,704	1,301,453
	PepsiCo Inc.	5,167,226	835,024
	Coca-Cola Co.	14,522,913	818,657
	Philip Morris International Inc.	5,821,835	550,396
	CVS Health Corp.	4,919,884	439,247
	Mondelez International Inc. Class A	5,210,830	316,506
	Altria Group Inc.	6,936,835	305,984
	Colgate-Palmolive Co.	3,124,491	238,055
	Kimberly-Clark Corp.	1,261,077	163,297
	General Mills Inc.	2,284,555	141,186
	Sysco Corp.	1,823,089	140,196
	Archer-Daniels-Midland Co.	2,080,369	133,643
	Walgreens Boots Alliance Inc.	2,683,752	126,190
	Kroger Co.	2,796,162	111,902
	Hershey Co.	547,106	95,935
	Kraft Heinz Co.	2,482,588	89,100
	Tyson Foods Inc. Class A	1,074,482	85,926
	Clorox Co.	464,672	75,746
	Kellogg Co.	937,831	57,489
	Conagra Brands Inc.	1,744,163	56,162
	J M Smucker Co.	390,139	47,932
	Bunge Ltd.	511,614	47,396
	Hormel Foods Corp.	1,054,226	44,615
	Coca-Cola Europacific Partners plc	749,452	39,459
	Campbell Soup Co.	726,887	29,039
	Ingredion Inc.	253,372	24,129
	Flowers Foods Inc.	693,747	17,170
	Spectrum Brands Holdings Inc.	156,546	14,676
	Energizer Holdings Inc.	248,592	9,066
	Medifast Inc.	42,768	8,394
	Nu Skin Enterprises Inc. Class A	186,325	7,481
	Vector Group Ltd.	528,059	7,002
[1]	B&G Foods Inc.	233,230	6,866
	Reynolds Consumer Products Inc.	201,346	5,432
	Universal Corp.	88,905	4,179
	Weis Markets Inc.	60,702	3,418
			6,398,348
Energy (7.4%)
	Exxon Mobil Corp.	15,841,662	1,021,312
	Chevron Corp.	7,236,757	828,536
	Shares	Market Value• ($000)
ConocoPhillips	5,053,576	376,441
EOG Resources Inc.	2,178,698	201,442
Schlumberger NV	5,226,539	168,608
Marathon Petroleum Corp.	2,382,394	157,071
Williams Cos. Inc.	4,540,716	127,549
Phillips 66	1,637,473	122,450
Kinder Morgan Inc.	7,268,815	121,753
Valero Energy Corp.	1,526,878	118,073
ONEOK Inc.	1,659,266	105,563
Devon Energy Corp.	2,521,594	101,066
Diamondback Energy Inc.	676,381	72,501
Baker Hughes Co.	2,758,843	69,192
Coterra Energy Inc.	2,964,888	63,211
Ovintiv Inc.	971,642	36,456
DT Midstream Inc.	355,059	17,029
Equitrans Midstream Corp.	1,498,395	15,448
Murphy Oil Corp.	545,829	15,190
Antero Midstream Corp.	1,236,532	13,157
Helmerich & Payne Inc.	392,773	12,192
Archrock Inc.	500,678	4,101
		3,768,341
Financials (22.9%)
JPMorgan Chase & Co.	11,103,731	1,886,413
Bank of America Corp.	27,700,479	1,323,529
Wells Fargo & Co.	15,474,084	791,654
Citigroup Inc.	7,583,378	524,466
Morgan Stanley	5,089,414	523,090
BlackRock Inc.	434,290	409,735
PNC Financial Services Group Inc.	1,586,863	334,876
Truist Financial Corp.	5,027,029	319,066
Chubb Ltd.	1,632,204	318,900
US Bancorp	5,020,813	303,106
CME Group Inc.	1,339,803	295,494
Progressive Corp.	2,185,012	207,314
American International Group Inc.	3,208,051	189,564
T. Rowe Price Group Inc.	844,105	183,069
Bank of New York Mellon Corp.	2,965,552	175,561
MetLife Inc.	2,709,963	170,186
Prudential Financial Inc.	1,442,130	158,706
Travelers Cos. Inc.	938,624	151,006
State Street Corp.	1,363,154	134,339
Aflac Inc.	2,474,556	132,809
Ameriprise Financial Inc.	424,972	128,397
Arthur J Gallagher & Co.	765,312	128,320
Discover Financial Services	1,117,262	126,608

8

High Dividend Yield Index Fund
	Shares	Market Value• ($000)
Fifth Third Bancorp	2,576,874	112,171
Northern Trust Corp.	769,358	94,662
Hartford Financial Services Group Inc.	1,296,602	94,561
Huntington Bancshares Inc.	5,490,769	86,425
Regions Financial Corp.	3,578,698	84,744
KeyCorp	3,578,930	83,282
Citizens Financial Group Inc.	1,597,322	75,681
M&T Bank Corp.	484,878	71,335
Cincinnati Financial Corp.	560,547	68,073
Principal Financial Group Inc.	993,742	66,670
Ally Financial Inc.	1,359,398	64,898
Apollo Global Management Inc.	673,975	51,862
Lincoln National Corp.	702,244	50,667
Fidelity National Financial Inc.	1,024,931	49,104
Equitable Holdings Inc.	1,372,629	45,983
Ares Management Corp. Class A	511,317	43,329
Comerica Inc.	497,649	42,345
East West Bancorp Inc.	524,732	41,706
Everest Re Group Ltd.	147,672	38,616
Zions Bancorp NA	593,568	37,389
Assurant Inc.	218,148	35,189
Jefferies Financial Group Inc.	813,380	34,975
American Financial Group Inc.	254,910	34,678
First Horizon Corp.	2,034,843	34,531
Carlyle Group Inc.	604,746	33,956
Franklin Resources Inc.	1,077,669	33,936
Credicorp Ltd.	252,843	32,784
Invesco Ltd.	1,239,998	31,508
Reinsurance Group of America Inc.	252,372	29,800
Janus Henderson Group plc	637,801	29,658
First American Financial Corp.	397,490	29,072
Cullen/Frost Bankers Inc.	213,188	27,608
People's United Financial Inc.	1,588,338	27,224
Old Republic International Corp.	1,039,538	26,851
Synovus Financial Corp.	542,811	25,290
Prosperity Bancshares Inc.	331,412	24,959
Popular Inc.	294,420	23,978
Glacier Bancorp Inc.	407,957	22,556
Evercore Inc. Class A	143,972	21,861
	Shares	Market Value• ($000)
Houlihan Lokey Inc. Class A	188,040	21,076
Bank OZK	467,696	20,892
New York Community Bancorp Inc.	1,672,523	20,789
MGIC Investment Corp.	1,283,385	20,740
OneMain Holdings Inc.	390,022	20,597
PacWest Bancorp	431,028	20,461
Cadence Bank	697,827	20,251
SouthState Corp.	257,976	20,145
Valley National Bancorp	1,472,718	19,528
Unum Group	757,629	19,297
Webster Financial Corp.	333,326	18,653
Lazard Ltd. Class A	371,638	18,207
CIT Group Inc.	366,790	18,167
United Bankshares Inc.	459,492	16,997
Umpqua Holdings Corp.	818,704	16,742
Hanover Insurance Group Inc.	132,728	16,724
RLI Corp.	151,879	16,450
Moelis & Co. Class A	224,765	16,349
Hancock Whitney Corp.	319,643	15,816
Axis Capital Holdings Ltd.	286,546	14,920
Assured Guaranty Ltd.	261,836	14,553
Pacific Premier Bancorp Inc.	344,305	14,457
Community Bank System Inc.	197,119	14,128
Walker & Dunlop Inc.	107,604	13,996
BankUnited Inc.	344,062	13,955
FNB Corp.	1,184,038	13,794
Home BancShares Inc.	569,900	13,541
First Hawaiian Inc.	484,753	13,374
Investors Bancorp Inc.	842,200	12,886
Bank of Hawaii Corp.	147,716	12,482
Associated Banc-Corp	556,622	12,402
Navient Corp.	610,098	12,019
Simmons First National Corp. Class A	394,944	11,805
Cathay General Bancorp	277,274	11,698
BOK Financial Corp.	115,104	11,645
Federated Hermes Inc. Class B	347,360	11,571
CNO Financial Group Inc.	472,747	11,412
United Community Banks Inc.	320,052	11,151
Artisan Partners Asset Management Inc. Class A	214,409	10,622
Old National Bancorp	611,920	10,452
First Bancorp	758,873	10,359
Atlantic Union Bankshares Corp.	283,590	10,172

9

High Dividend Yield Index Fund
	Shares	Market Value• ($000)
Independent Bank Group Inc.	138,006	9,976
Columbia Banking System Inc.	289,798	9,891
CVB Financial Corp.	484,717	9,704
Fulton Financial Corp.	595,487	9,587
Washington Federal Inc.	251,775	8,903
Cohen & Steers Inc.	92,501	8,777
Virtu Financial Inc. Class A	344,166	8,563
First Merchants Corp.	203,524	8,463
First Financial Bancorp	353,993	8,418
WesBanco Inc.	238,041	8,277
Sandy Spring Bancorp Inc.	173,871	8,252
First Midwest Bancorp Inc.	416,196	8,012
Towne Bank	252,772	7,967
Renasant Corp.	204,824	7,662
Banner Corp.	126,988	7,335
Trustmark Corp.	229,779	7,309
Provident Financial Services Inc.	279,215	6,913
Bank of NT Butterfield & Son Ltd.	183,133	6,574
Argo Group International Holdings Ltd.	118,184	6,512
Hope Bancorp Inc.	442,100	6,450
Northwest Bancshares Inc.	450,825	6,221
Horace Mann Educators Corp.	157,239	6,161
Capitol Federal Financial Inc.	475,900	5,773
NBT Bancorp Inc.	155,118	5,691
Stock Yards Bancorp Inc.	89,292	5,469
Mercury General Corp.	99,899	5,443
Westamerica Bancorp	96,039	5,355
First Commonwealth Financial Corp.	349,249	5,344
American National Group Inc.	27,518	5,220
Berkshire Hills Bancorp Inc.	177,366	4,815
CNA Financial Corp.	102,797	4,611
City Holding Co.	57,109	4,545
Brookline Bancorp Inc.	283,105	4,544
S&T Bancorp Inc.	141,477	4,324
BancFirst Corp.	63,130	4,104
Safety Insurance Group Inc.	52,322	4,103
Employers Holdings Inc.	104,929	4,050
Kearny Financial Corp.	274,358	3,682
	Shares	Market Value• ($000)
TFS Financial Corp.	179,619	3,495
Washington Trust Bancorp Inc.	62,341	3,408
State Auto Financial Corp.	63,612	3,264
WisdomTree Investments Inc.	508,115	3,247
1st Source Corp.	64,509	3,114
Community Trust Bancorp Inc.	57,392	2,507
Republic Bancorp Inc. Class A	35,735	1,930
		11,699,365
Health Care (12.3%)
Johnson & Johnson	9,853,392	1,604,920
Pfizer Inc.	20,885,096	913,514
Merck & Co. Inc.	9,478,121	834,549
Eli Lilly & Co.	3,170,770	807,785
AbbVie Inc.	6,609,688	757,933
Bristol-Myers Squibb Co.	8,350,863	487,690
Amgen Inc.	2,123,231	439,445
Gilead Sciences Inc.	4,692,687	304,462
Cardinal Health Inc.	1,090,519	52,138
Organon & Co.	954,836	35,090
Perrigo Co. plc	495,028	22,351
Patterson Cos. Inc.	316,767	9,902
Healthcare Services Group Inc.	272,860	5,236
		6,275,015
Industrials (9.9%)
United Parcel Service Inc. Class B	2,708,390	578,160
Raytheon Technologies Corp.	5,669,733	503,812
Caterpillar Inc.	2,048,771	417,970
3M Co.	2,163,959	386,656
Automatic Data Processing Inc.	1,589,682	356,868
Lockheed Martin Corp.	926,005	307,730
Illinois Tool Works Inc.	1,175,628	267,890
Eaton Corp. plc	1,488,454	245,238
Emerson Electric Co.	2,236,446	216,958
Johnson Controls International plc	2,676,134	196,348
General Dynamics Corp.	931,968	188,957
L3Harris Technologies Inc.	747,999	172,444
Paychex Inc.	1,202,879	148,291
DuPont de Nemours Inc.	1,955,555	136,107
Cummins Inc.	536,199	128,602
PACCAR Inc.	1,273,344	114,117
Synchrony Financial	2,123,717	98,647

10

High Dividend Yield Index Fund
	Shares	Market Value• ($000)
Packaging Corp. of America	348,846	47,921
CH Robinson Worldwide Inc.	491,372	47,658
Westrock Co.	989,972	47,618
RPM International Inc.	474,099	41,341
Snap-on Inc.	198,720	40,386
Hubbell Inc. Class B	201,986	40,270
Watsco Inc.	121,816	35,275
Huntington Ingalls Industries Inc.	146,932	29,788
Western Union Co.	1,521,344	27,719
MDU Resources Group Inc.	754,687	23,192
nVent Electric plc	622,682	22,074
Sonoco Products Co.	364,425	21,118
ManpowerGroup Inc.	201,473	19,472
Crane Co.	182,340	18,832
Ryder System Inc.	195,243	16,586
Flowserve Corp.	483,694	16,262
Triton International Ltd.	245,414	15,262
MSC Industrial Direct Co. Inc. Class A	165,935	13,950
GATX Corp.	129,932	12,324
Kennametal Inc.	309,545	12,304
ABM Industries Inc.	249,684	10,989
Otter Tail Corp.	152,926	9,483
Granite Construction Inc.	180,966	6,717
McGrath RentCorp	88,274	6,368
Greif Inc. Class A	93,756	6,064
H&E Equipment Services Inc.	118,887	5,359
ADT Inc.	586,456	4,897
Greenbrier Cos. Inc.	116,658	4,785
Apogee Enterprises Inc.	92,320	3,871
Atlas Corp.	220,192	3,083
SFL Corp. Ltd.	385,779	3,051
Scorpio Tankers Inc.	182,648	2,926
		5,081,740
Real Estate (0.0%)
Kennedy-Wilson Holdings Inc.	440,964	9,864
Technology (7.2%)
Broadcom Inc.	1,493,475	794,036
Intel Corp.	15,118,783	740,820
Texas Instruments Inc.	3,455,664	647,868
QUALCOMM Inc.	4,216,803	561,004
International Business Machines Corp.	3,343,932	418,326
HP Inc.	4,498,448	136,438
Corning Inc.	2,847,946	101,301
NetApp Inc.	833,132	74,399
Hewlett Packard Enterprise Co.	4,874,632	71,413
	Shares	Market Value• ($000)
Seagate Technology Holdings plc	727,713	64,817
NortonLifeLock Inc.	2,043,809	52,015
National Instruments Corp.	492,793	20,929
Avnet Inc.	367,082	13,990
Xerox Holdings Corp.	527,998	9,398
		3,706,754
Telecommunications (6.6%)
Cisco Systems Inc.	15,808,911	884,825
Comcast Corp. Class A	17,061,655	877,481
Verizon Communications Inc.	15,494,954	821,078
AT&T Inc.	26,726,127	675,102
Lumen Technologies Inc.	4,094,228	48,558
Juniper Networks Inc.	1,202,852	35,508
Cogent Communications Holdings Inc.	157,989	12,100
Telephone & Data Systems Inc.	369,390	6,922
		3,361,574
Utilities (7.9%)
NextEra Energy Inc.	7,334,229	625,830
Duke Energy Corp.	2,874,147	293,192
Waste Management Inc.	1,578,697	252,955
Southern Co.	3,954,325	246,434
Dominion Energy Inc.	3,006,709	228,299
Exelon Corp.	3,655,918	194,458
American Electric Power Co. Inc.	1,869,417	158,358
Sempra Energy	1,193,724	152,355
Xcel Energy Inc.	2,012,816	130,008
Public Service Enterprise Group Inc.	1,884,792	120,250
Eversource Energy	1,284,519	109,056
WEC Energy Group Inc.	1,180,210	106,290
Consolidated Edison Inc.	1,325,377	99,933
Edison International	1,398,164	87,986
PPL Corp.	2,884,232	83,066
DTE Energy Co.	722,419	81,886
Ameren Corp.	953,052	80,333
FirstEnergy Corp.	2,041,635	78,664
Entergy Corp.	751,230	77,392
CMS Energy Corp.	1,075,217	64,889
AES Corp.	2,460,169	61,824
CenterPoint Energy Inc.	2,226,928	57,989
Evergy Inc.	850,542	54,222
Alliant Energy Corp.	930,560	52,642
Atmos Energy Corp.	481,691	44,373
Essential Utilities Inc.	842,305	39,647
NRG Energy Inc.	905,722	36,129
NiSource Inc.	1,458,729	35,987

11

High Dividend Yield Index Fund
	Shares	Market Value• ($000)
Vistra Corp.	1,785,453	34,977
UGI Corp.	774,690	33,629
Pinnacle West Capital Corp.	420,022	27,087
OGE Energy Corp.	740,648	25,234
IDACORP Inc.	187,270	19,536
National Fuel Gas Co.	331,717	19,051
Portland General Electric Co.	331,051	16,324
Hawaiian Electric Industries Inc.	401,802	16,297
PNM Resources Inc.	317,590	15,800
Black Hills Corp.	232,919	15,461
Southwest Gas Holdings Inc.	218,995	15,165
New Jersey Resources Corp.	355,458	13,440
ONE Gas Inc.	194,001	13,056
ALLETE Inc.	193,557	11,912
Spire Inc.	186,621	11,712
Avangrid Inc.	220,454	11,618
NorthWestern Corp.	191,504	10,889
Clearway Energy Inc. Class C	302,522	10,734
Avista Corp.	256,812	10,224
MGE Energy Inc.	133,828	10,156
Covanta Holding Corp.	447,001	9,020
Atlantica Sustainable Infrastructure plc	228,774	9,002
South Jersey Industries Inc.	378,956	8,625
	Shares	Market Value• ($000)
SJW Group	101,420	6,686
Northwest Natural Holding Co.	111,233	5,016
Clearway Energy Inc. Class A	132,601	4,375
		4,039,473
Total Common Stocks (Cost $38,990,546)		50,967,027
Temporary Cash Investments (0.2%)
Money Market Fund (0.2%)
[2,3] Vanguard Market Liquidity Fund, 0.070% (Cost $117,837)	1,178,367	117,837
Total Investments (99.8%) (Cost $39,108,383)		51,084,864
Other Assets and Liabilities—Net (0.2%)		99,750
Net Assets (100%)		51,184,614
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $6,518,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $6,863,000 was received for securities on loan.

12

High Dividend Yield Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2021	525	120,671	3,706

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
BlackRock Inc.	1/31/22	GSI	90,726	(0.080)	3,618	—
1	Based on 1M USD London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/paid monthly.
1M—1-month.
GSI—Goldman Sachs International.
At October 31, 2021, the counterparties had deposited in segregated accounts securities with a value of $2,944,000 in connection with open over-the-counter swap contracts.
See accompanying Notes, which are an integral part of the Financial Statements.
13

High Dividend Yield Index Fund
Statement of Assets and Liabilities
As of October 31, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $38,990,546)	50,967,027
Affiliated Issuers (Cost $117,837)	117,837
Total Investments in Securities	51,084,864
Investment in Vanguard	1,649
Cash	12,200
Cash Collateral Pledged—Futures Contracts	6,042
Receivables for Accrued Income	83,318
Receivables for Capital Shares Issued	4,819
Variation Margin Receivable—Futures Contracts	249
Unrealized Appreciation—Over-the-Counter Swap Contracts	3,618
Total Assets	51,196,759
Liabilities
Payables for Investment Securities Purchased	353
Collateral for Securities on Loan	6,863
Payables for Capital Shares Redeemed	3,488
Payables to Vanguard	1,441
Total Liabilities	12,145
Net Assets	51,184,614
14

High Dividend Yield Index Fund
Statement of Assets and Liabilities (continued)
At October 31, 2021, net assets consisted of:
($000s, except shares and per-share amounts)	Amount
Paid-in Capital	41,469,920
Total Distributable Earnings (Loss)	9,714,694
Net Assets	51,184,614

ETF Shares—Net Assets
Applicable to 366,767,987 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	39,766,294
Net Asset Value Per Share—ETF Shares	$108.42

Admiral Shares—Net Assets
Applicable to 349,252,720 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	11,418,320
Net Asset Value Per Share—Admiral Shares	$32.69
See accompanying Notes, which are an integral part of the Financial Statements.
15

High Dividend Yield Index Fund
Statement of Operations

Year Ended October 31, 2021
($000)
Investment Income
Income
Dividends	1,385,683
Interest [1]	76
Securities Lending—Net	687
Total Income	1,386,446
Expenses
The Vanguard Group—Note B
Investment Advisory Services	2,782
Management and Administrative—ETF Shares	16,999
Management and Administrative—Admiral Shares	6,985
Marketing and Distribution—ETF Shares	1,114
Marketing and Distribution—Admiral Shares	303
Custodian Fees	330
Auditing Fees	34
Shareholders’ Reports—ETF Shares	679
Shareholders’ Reports—Admiral Shares	95
Trustees’ Fees and Expenses	13
Total Expenses	29,334
Net Investment Income	1,357,112
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	1,159,682
Futures Contracts	18,535
Swap Contracts	27,617
Realized Net Gain (Loss)	1,205,834
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	11,482,309
Futures Contracts	5,710
Swap Contracts	8,324
Change in Unrealized Appreciation (Depreciation)	11,496,343
Net Increase (Decrease) in Net Assets Resulting from Operations	14,059,289
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $75,000, $2,000, and ($2,000), respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $1,396,682,000 of net gain (loss) resulting from in-kind redemptions.
See accompanying Notes, which are an integral part of the Financial Statements.
16

High Dividend Yield Index Fund
Statement of Changes in Net Assets

	Year Ended October 31,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,357,112	1,242,802
Realized Net Gain (Loss)	1,205,834	(23,588)
Change in Unrealized Appreciation (Depreciation)	11,496,343	(4,440,201)
Net Increase (Decrease) in Net Assets Resulting from Operations	14,059,289	(3,220,987)
Distributions
ETF Shares	(1,045,675)	(938,468)
Admiral Shares	(295,106)	(282,080)
Total Distributions	(1,340,781)	(1,220,548)
Capital Share Transactions
Investor Shares	—	(5,748)
ETF Shares	3,606,248	2,846,525
Admiral Shares	916,264	(91,604)
Net Increase (Decrease) from Capital Share Transactions	4,522,512	2,749,173
Total Increase (Decrease)	17,241,020	(1,692,362)
Net Assets
Beginning of Period	33,943,594	35,635,956
End of Period	51,184,614	33,943,594
See accompanying Notes, which are an integral part of the Financial Statements.
17

High Dividend Yield Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$79.49	$89.60	$83.26	$82.46	$71.19
Investment Operations
Net Investment Income[1]	3.010	2.950	2.891	2.623	2.394
Net Realized and Unrealized Gain (Loss) on Investments	28.887	(10.184)	6.251	.731	11.301
Total from Investment Operations	31.897	(7.234)	9.142	3.354	13.695
Distributions
Dividends from Net Investment Income	(2.967)	(2.876)	(2.802)	(2.554)	(2.425)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.967)	(2.876)	(2.802)	(2.554)	(2.425)
Net Asset Value, End of Period	$108.42	$79.49	$89.60	$83.26	$82.46
Total Return	40.55%	-8.17%	11.31%	4.05%	19.46%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$39,766	$26,279	$26,816	$21,328	$20,010
Ratio of Total Expenses to Average Net Assets	0.06%	0.06%	0.06%	0.06%	0.08%
Ratio of Net Investment Income to Average Net Assets	2.99%	3.53%	3.38%	3.08%	3.07%
Portfolio Turnover Rate[2]	8%	11%	7%	13%	9%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.
18

High Dividend Yield Index Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,		February 7, 2019[1] to October 31, 2019
	2021	2020
Net Asset Value, Beginning of Period	$23.97	$27.02	$25.00
Investment Operations
Net Investment Income[2]	.902	.887	.624
Net Realized and Unrealized Gain (Loss) on Investments	8.707	(3.075)	2.010
Total from Investment Operations	9.609	(2.188)	2.634
Distributions
Dividends from Net Investment Income	(.889)	(.862)	(.614)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.889)	(.862)	(.614)
Net Asset Value, End of Period	$32.69	$23.97	$27.02
Total Return[3]	40.50%	-8.19%	10.64%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,418	$7,665	$8,814
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08% [4]
Ratio of Net Investment Income to Average Net Assets	2.97%	3.52%	3.24% [4]
Portfolio Turnover Rate[5]	8%	11%	7% [6]
1	Inception.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Annualized.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
6	Reflects the fund’s portfolio turnover for the fiscal year ended October 31, 2019.
See accompanying Notes, which are an integral part of the Financial Statements.
19

High Dividend Yield Index Fund
Notes to Financial Statements
Vanguard High Dividend Yield Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Prior to November 7, 2019, the fund offered Investor Shares. Effective at the close of business on November 7, 2019, the remaining Investor Shares were converted to Admiral Shares.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
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High Dividend Yield Index Fund
During the year ended October 31, 2021, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund's net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended October 31, 2021, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is
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High Dividend Yield Index Fund
generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and
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High Dividend Yield Index Fund
borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended October 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2021, the fund had contributed to Vanguard capital in the amount of $1,649,000, representing less than 0.01% of the fund’s net assets and 0.66% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
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High Dividend Yield Index Fund
The following table summarizes the market value of the fund's investments and derivatives as of October 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	50,967,027	—	—	50,967,027
Temporary Cash Investments	117,837	—	—	117,837
Total	51,084,864	—	—	51,084,864

Derivative Financial Instruments
Assets
Futures Contracts[1]	3,706	—	—	3,706
Swap Contracts	—	3,618	—	3,618
Total	3,706	3,618	—	7,324
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	1,396,506
Total Distributable Earnings (Loss)	(1,396,506)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the classification of securities for tax purposes. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	176,793
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(2,366,038)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	11,903,939
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High Dividend Yield Index Fund
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	1,340,781	1,220,548
Long-Term Capital Gains	—	—
Total	1,340,781	1,220,548
*	Includes short-term capital gains, if any.
As of October 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	39,180,925
Gross Unrealized Appreciation	13,271,192
Gross Unrealized Depreciation	(1,367,253)
Net Unrealized Appreciation (Depreciation)	11,903,939
E.  During the year ended October 31, 2021, the fund purchased $11,626,412,000 of investment securities and sold $7,101,274,000 of investment securities, other than temporary cash investments. Purchases and sales include $6,908,112,000 and $3,669,913,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended October 31, 2021, such purchases were $1,162,880,000 and sales were $483,610,000, resulting in net realized loss of $31,148,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.  Capital share transactions for each class of shares were:
	Year Ended October 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	—	—	61	2
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed [1]	—	—	(5,809)	(161)
Net Increase (Decrease)—Investor Shares	—	—	(5,748)	(159)
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High Dividend Yield Index Fund
	Year Ended October 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	7,291,624	73,333	6,760,136	79,262
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(3,685,376)	(37,150)	(3,913,611)	(47,950)
Net Increase (Decrease)—ETF Shares	3,606,248	36,183	2,846,525	31,312
Admiral Shares
Issued [1]	2,290,496	75,589	1,888,385	75,452
Issued in Lieu of Cash Distributions	229,798	7,717	220,883	8,834
Redeemed	(1,604,030)	(53,826)	(2,200,872)	(90,743)
Net Increase (Decrease)—Admiral Shares	916,264	29,480	(91,604)	(6,457)
1	In November 2018, the fund announced changes to the availability and minimum investment criteria of the Investor and Admiral share classes. As a result, all of the outstanding Investor Shares automatically converted to Admiral Shares beginning in April 2019. Investor Shares—Redeemed and Admiral Shares—Issued include 4,000 and 5,000 shares, respectively, in the amount of $91,000 from the conversion during the year ended October 31, 2020.
G.  Management has determined that no events or transactions occurred subsequent to October 31, 2021, that would require recognition or disclosure in these financial statements.
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Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Whitehall Funds and Shareholders of Vanguard High Dividend Yield Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard High Dividend Yield Index Fund (one of the funds constituting Vanguard Whitehall Funds, referred to hereafter as the "Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from the transfer agent or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 17, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
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Special 2021 tax information (unaudited) for Vanguard High Dividend Yield Index Fund
This information for the fiscal year ended October 31, 2021, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $1,339,671,000 of qualified dividend income to shareholders during the fiscal year.
For corporate shareholders, 96.5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
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London Stock Exchange Group companies include FTSE International Limited (“FTSE”), Frank Russell Company (“Russell”), MTS Next Limited (“MTS”), and FTSE TMX Global Debt Capital Markets Inc. (“FTSE TMX”). All rights reserved. “FTSE®”, “Russell®”, “MTS®”, “FTSE TMX®” and “FTSE Russell” and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under license. All information is provided for information purposes only. Every effort is made to ensure that all information given in this publication is accurate, but no responsibility or liability can be accepted by the London Stock Exchange Group companies nor its licensors for any errors or for any loss from use of this publication. Neither the London Stock Exchange Group companies nor any of their licensors make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Indices or the fitness or suitability of the Indices for any particular purpose to which they might be put. The London Stock Exchange Group companies do not provide investment advice and nothing in this document should be taken as constituting financial or investment advice. The London Stock Exchange Group companies make no representation regarding the advisability of investing in any asset. A decision to invest in any such asset should not be made in reliance on any information herein. Indexes cannot be invested in directly. Inclusion of an asset in an index is not a recommendation to buy, sell or hold that asset. The general information contained in this publication should not be acted upon without obtaining specific legal, tax, and investment advice from a licensed professional. No part of this information may be reproduced, stored in a retrieval system or transmitted in any form or by any means, electronic, mechanical, photocopying, recording or otherwise, without prior written permission of the London Stock Exchange Group companies. Distribution of the London Stock Exchange Group companies’ index values and the use of their indexes to create financial products require a license with FTSE, FTSE TMX, MTS and/or Russell and/or its licensors.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 214 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. McIsaac

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Q6230 122021

Annual Report   |   October 31, 2021
Vanguard Emerging Markets Government Bond Index Fund

Contents
Your Fund’s Performance at a Glance	1
About Your Fund’s Expenses	2
Performance Summary	4
Financial Statements	7
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended October 31, 2021, Vanguard Emerging Markets Government Bond Index Fund returned 3.26% for Admiral Shares, 3.31% for Institutional Shares, and 4.06% for ETF Shares. Its benchmark index returned 4.20%.
•	The global economy continued to recover from the sharp pandemic-induced contraction in the spring of 2020. Countries that were more successful in containing COVID-19—whether through vaccinations, lockdowns, or both—generally fared better economically. Swift and extensive fiscal and monetary support from policymakers was also key to the rebound. Bond yields moved higher across much of the developed world during the fiscal year amid concerns about inflation and the prospect that some developed-market central banks might scale back their bond-buying programs or raise interest rates.
•	Amid these conditions, U.S. dollar-denominated emerging-market debt performance was mostly positive over the period. Bonds of some of the largest issuers, including Mexico and Turkey, posted double-digit 12-month gains, while those of others such as Saudi Arabia, Indonesia, and the United Arab Emirates lagged.
•	At period-end, the fund’s 30-day SEC yield net of expenses—a proxy for its income-generating potential over 12 months—ranged from 4.10% for Admiral Shares to 4.12% for Institutional Shares.
Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	43.51%	22.01%	19.16%
Russell 2000 Index (Small-caps)	50.80	16.47	15.52
Russell 3000 Index (Broad U.S. market)	43.90	21.62	18.91
FTSE All-World ex US Index (International)	30.23	12.42	10.05
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-0.48%	5.63%	3.10%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.64	5.17	3.41
FTSE Three-Month U.S. Treasury Bill Index	0.05	1.08	1.12
CPI
Consumer Price Index	6.22%	3.03%	2.73%

Fund returns are adjusted to reflect the 0.75% fee on purchases of fund shares. The fee does not apply to the ETF Shares.
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended October 31, 2021
	Beginning Account Value 4/30/2021	Ending Account Value 10/31/2021	Expenses Paid During Period
Based on Actual Fund Return
Emerging Markets Government Bond Index Fund
ETF Shares	$1,000.00	$1,013.10	$0.86
Admiral™ Shares	1,000.00	1,013.00	0.81
Institutional Shares	1,000.00	1,013.20	0.76
Based on Hypothetical 5% Yearly Return
Emerging Markets Government Bond Index Fund
ETF Shares	$1,000.00	$1,024.35	$0.87
Admiral Shares	1,000.00	1,024.40	0.82
Institutional Shares	1,000.00	1,024.45	0.77
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.17% for ETF Shares, 0.16% for Admiral Shares, and 0.15% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
3

Emerging Markets Government Bond Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: May 31, 2013, Through October 31, 2021
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended October 31, 2021
	One Year	Five Years	Since Inception (5/31/2013)	Final Value of a $10,000 Investment
Emerging Markets Government Bond Index Fund ETF Shares Net Asset Value	4.06%	4.03%	4.27%	$14,219
Emerging Markets Government Bond Index Fund ETF Shares Market Price	3.70	4.00	4.30	14,250
Bloomberg USD Emerging Markets Government RIC Capped Index	4.20	4.11	4.36	14,323
Bloomberg Global Aggregate Index ex USD	-1.99	1.92	1.29	11,136
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).

	One Year	Five Years	Since Inception (5/31/2013)	Final Value of a $10,000 Investment
Emerging Markets Government Bond Index Fund Admiral Shares	3.26%	3.88%	4.19%	$14,126
Bloomberg USD Emerging Markets Government RIC Capped Index	4.20	4.11	4.36	14,323
Bloomberg Global Aggregate Index ex USD	-1.99	1.92	1.29	11,136
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
4

Emerging Markets Government Bond Index Fund
	Average Annual Total Returns Periods Ended October 31, 2021
	One Year	Five Years	Since Inception (2/11/2015) [1]	Final Value of a $5,000,000 Investment
Emerging Markets Government Bond Index Fund Institutional Shares	3.31%	3.89%	4.91%	$6,900,820
Bloomberg USD Emerging Markets Government RIC Capped Index	4.20	4.11	5.10	6,982,620
Bloomberg Global Aggregate Index ex USD	-1.99	1.92	2.15	5,767,808
“Since Inception” performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standard(s).
[1]Institutional Shares were first issued on November 25, 2014, and were redeemed shortly thereafter. Institutional Shares were next issued on February 11, 2015. The total returns shown are based on the period beginning February 11, 2015.
Cumulative Returns of ETF Shares: May 31, 2013, Through October 31, 2021
	One Year	Five Years	Since Inception (5/31/2013)
Emerging Markets Government Bond Index Fund ETF Shares Market Price	3.70%	21.64%	42.50%
Emerging Markets Government Bond Index Fund ETF Shares Net Asset Value	4.06	21.83	42.19
Bloomberg USD Emerging Markets Government RIC Capped Index	4.20	22.33	43.23
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.
Vanguard fund returns are adjusted to reflect the 0.75% fee on purchases of fund shares. The fee does not apply to the ETF Shares.
5

Emerging Markets Government Bond Index Fund
Fund Allocation
As of October 31, 2021
Mexico	9.7%
Saudi Arabia	8.5
Indonesia	6.9
United Arab Emirates	6.2
Turkey	5.6
Qatar	5.6
China	4.1
Brazil	3.8
Russia	3.7
Colombia	3.5
Philippines	2.9
Peru	2.4
Oman	2.4
Egypt	2.3
Panama	2.2
Argentina	2.0
Dominican Republic	2.0
Chile	1.8
Bahrain	1.6
South Africa	1.6
Malaysia	1.6
Uruguay	1.5
Ukraine	1.5
Nigeria	1.2
Hungary	1.0
Ghana	1.0
Other	13.4
The table reflects the fund’s investments, except for short-term investments and derivatives.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
6

Emerging Markets Government Bond Index Fund
Financial Statements
Schedule of Investments
As of October 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Corporate Bonds (14.5%)
Azerbaijan (0.2%)
[1]	Southern Gas Corridor CJSC	6.875%	3/24/26	5,350	6,266
Brazil (0.5%)
	Petrobras Global Finance BV	5.999%	1/27/28	1,178	1,285
	Petrobras Global Finance BV	5.093%	1/15/30	4,250	4,338
	Petrobras Global Finance BV	5.600%	1/3/31	4,890	5,123
	Petrobras Global Finance BV	6.875%	1/20/40	1	1
	Petrobras Global Finance BV	6.850%	6/5/15	6,000	5,850
					16,597
Chile (0.2%)
	Corp. Nacional del Cobre de Chile	3.700%	1/30/50	7,300	7,426
China (2.4%)
	Bank of China Ltd.	5.000%	11/13/24	8,425	9,246
	China Cinda Finance 2015 I Ltd.	4.250%	4/23/25	4,700	4,952
	China Construction Bank Corp.	4.250%	2/27/29	5,300	5,622
	China Construction Bank Corp.	2.450%	6/24/30	5,950	5,985
	CNAC HK Finbridge Co. Ltd.	5.125%	3/14/28	4,955	5,631
	CNOOC Finance 2013 Ltd.	3.000%	5/9/23	5,500	5,656
	CNOOC Finance 2014 ULC	4.250%	4/30/24	6,681	7,162
	CNOOC Finance 2015 USA LLC	3.500%	5/5/25	800	847
	Industrial & Commercial Bank of China Ltd.	4.875%	9/21/25	5,900	6,477
	Sinopec Group Overseas Development 2013 Ltd.	4.375%	10/17/23	4,393	4,679
	Sinopec Group Overseas Development 2015 Ltd.	3.250%	4/28/25	5,500	5,803
	Sinopec Group Overseas Development 2018 Ltd.	2.700%	5/13/30	4,300	4,396
	State Grid Overseas Investment 2014 Ltd.	4.125%	5/7/24	4,420	4,759
	State Grid Overseas Investment BVI Ltd.	3.500%	5/4/27	6,744	7,317
					78,532
Colombia (0.7%)
	Ecopetrol SA	5.875%	9/18/23	4,940	5,306
	Ecopetrol SA	5.375%	6/26/26	4,000	4,335
	Ecopetrol SA	6.875%	4/29/30	5,675	6,551
	Ecopetrol SA	5.875%	5/28/45	5,467	5,503
	Ecopetrol SA	5.875%	11/2/51	1,612	1,597
					23,292
Indonesia (0.4%)
	Pertamina Persero PT	4.300%	5/20/23	4,615	4,839
	Pertamina Persero PT	6.450%	5/30/44	3,600	4,780
7

Emerging Markets Government Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Pertamina Persero PT	6.500%	11/7/48	400	539
	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	4.125%	5/15/27	4,357	4,701
					14,859
Kazakhstan (0.2%)
	KazMunayGas National Co. JSC	6.375%	10/24/48	4,160	5,355
Malaysia (0.9%)
	Petronas Capital Ltd.	3.500%	3/18/25	4,100	4,369
	Petronas Capital Ltd.	3.500%	4/21/30	6,300	6,818
	Petronas Capital Ltd.	4.500%	3/18/45	4,110	4,989
[2]	Petronas Capital Ltd.	4.550%	4/21/50	775	975
	Petronas Capital Ltd.	4.550%	4/21/50	7,000	8,771
[2]	Petronas Capital Ltd.	3.404%	4/28/61	4,600	4,761
					30,683
Mexico (4.3%)
	Mexico City Airport Trust	5.500%	7/31/47	5,654	5,742
[2]	Petroleos Mexicanos	6.875%	10/16/25	3,930	4,298
	Petroleos Mexicanos	6.875%	8/4/26	8,500	9,283
	Petroleos Mexicanos	6.490%	1/23/27	6,556	6,976
	Petroleos Mexicanos	6.500%	3/13/27	14,850	15,830
	Petroleos Mexicanos	5.350%	2/12/28	6,725	6,712
	Petroleos Mexicanos	6.500%	1/23/29	5,680	5,914
	Petroleos Mexicanos	6.840%	1/23/30	11,800	12,329
	Petroleos Mexicanos	5.950%	1/28/31	8,225	8,094
	Petroleos Mexicanos	6.625%	6/15/35	7,700	7,447
	Petroleos Mexicanos	6.500%	6/2/41	4,250	3,842
	Petroleos Mexicanos	6.375%	1/23/45	4,220	3,643
	Petroleos Mexicanos	6.750%	9/21/47	16,549	14,568
	Petroleos Mexicanos	6.350%	2/12/48	7,790	6,636
	Petroleos Mexicanos	7.690%	1/23/50	23,749	22,691
	Petroleos Mexicanos	6.950%	1/28/60	10,340	9,155
					143,160
Peru (0.2%)
	Petroleos del Peru SA	5.625%	6/19/47	5,400	5,481
Qatar (1.0%)
[2]	Qatar Petroleum	1.375%	9/12/26	4,100	4,048
[2]	Qatar Petroleum	2.250%	7/12/31	9,300	9,158
	Qatar Petroleum	2.250%	7/12/31	600	592
[2]	Qatar Petroleum	3.125%	7/12/41	9,200	9,338
	Qatar Petroleum	3.125%	7/12/41	600	607
[2]	Qatar Petroleum	3.300%	7/12/51	10,800	11,074
					34,817
Russia (0.5%)
	Gazprom Neft OAO Via GPN Capital SA	6.000%	11/27/23	4,100	4,468
[2]	Gazprom PJSC via Gaz Finance plc	2.950%	1/27/29	5,000	4,895
	Gazprom PJSC via Gaz Finance plc	2.950%	1/27/29	600	587
[2]	Gazprom PJSC via Gaz Finance plc	3.250%	2/25/30	3,200	3,158
	Gazprom PJSC via Gaz Finance plc	3.250%	2/25/30	2,225	2,195
					15,303
Saudi Arabia (2.1%)
[2]	SA Global Sukuk Ltd.	1.602%	6/17/26	4,000	3,949
	SA Global Sukuk Ltd.	1.602%	6/17/26	1,150	1,134
[2]	SA Global Sukuk Ltd.	2.694%	6/17/31	6,900	6,917
	Saudi Arabian Oil Co.	2.875%	4/16/24	5,475	5,691
8

Emerging Markets Government Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Saudi Arabian Oil Co.	3.500%	4/16/29	975	1,041
	Saudi Arabian Oil Co.	3.500%	4/16/29	7,791	8,323
[2]	Saudi Arabian Oil Co.	2.250%	11/24/30	2,575	2,499
	Saudi Arabian Oil Co.	2.250%	11/24/30	3,650	3,539
[2]	Saudi Arabian Oil Co.	4.250%	4/16/39	4,100	4,612
	Saudi Arabian Oil Co.	4.250%	4/16/39	4,500	5,048
	Saudi Arabian Oil Co.	4.375%	4/16/49	8,880	10,208
[2]	Saudi Arabian Oil Co.	3.250%	11/24/50	2,350	2,263
	Saudi Arabian Oil Co.	3.250%	11/24/50	3,075	2,953
[2]	Saudi Arabian Oil Co.	3.500%	11/24/70	5,600	5,342
	Saudi Arabian Oil Co.	3.500%	11/24/70	600	574
	Saudi Electricity Global Sukuk Co. 3	4.000%	4/8/24	3,850	4,108
					68,201
United Arab Emirates (0.9%)
[3]	Abu Dhabi Crude Oil Pipeline LLC	4.600%	11/2/47	6,075	7,065
[2]	DP World Ltd.	6.850%	7/2/37	3,840	5,077
	DP World Ltd.	5.625%	9/25/48	675	824
	DP World Salaam	6.000%	12/31/99	4,100	4,487
[2]	MDGH GMTN RSC Ltd.	3.700%	11/7/49	2,000	2,189
	MDGH GMTN RSC Ltd.	3.700%	11/7/49	1,353	1,475
	MDGH GMTN RSC Ltd.	3.950%	5/21/50	6,400	7,280
					28,397
Total Corporate Bonds (Cost $478,566)					478,369
Sovereign Bonds (84.4%)
Angola (0.7%)
	Republic of Angola	9.500%	11/12/25	3,850	4,161
	Republic of Angola	8.250%	5/9/28	6,100	6,141
	Republic of Angola	8.000%	11/26/29	3,623	3,603
	Republic of Angola	9.375%	5/8/48	4,750	4,737
	Republic of Angola	9.125%	11/26/49	2,450	2,398
[2]	Republic of Angola	9.125%	11/26/49	1,200	1,174
					22,214
Argentina (2.0%)
[4]	Provincia de Buenos Aires, 5.2500% coupon rate effective 9/1/22	3.900%	9/1/37	17,200	7,591
	Republic of Argentina	1.000%	7/9/29	7,401	2,692
[4]	Republic of Argentina, 0.7500% coupon rate effective 7/9/23	0.500%	7/9/30	44,027	15,093
[4]	Republic of Argentina, 1.500% coupon rate effective 7/9/22	1.125%	7/9/35	55,979	17,292
[4]	Republic of Argentina, 1.500% coupon rate effective 7/9/22	1.125%	7/9/46	6,099	1,924
[4]	Republic of Argentina, 3.500% coupon rate effective 7/9/22	2.500%	7/9/41	28,814	9,957
[4]	Republic of Argentina, 3.875% coupon rate effective 7/9/22	2.000%	1/9/38	31,051	11,342
					65,891
Armenia (0.1%)
	Republic of Armenia	7.150%	3/26/25	1,300	1,480
	Republic of Armenia	3.950%	9/26/29	1,400	1,367
[2]	Republic of Armenia	3.600%	2/2/31	1,150	1,077
	Republic of Armenia	3.600%	2/2/31	850	798
					4,722
Azerbaijan (0.2%)
	Republic of Azerbaijan	4.750%	3/18/24	3,600	3,864
[3]	Republic of Azerbaijan	3.500%	9/1/32	2,600	2,661
9

Emerging Markets Government Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2,3]	Republic of Azerbaijan	3.500%	9/1/32	300	307
					6,832
Bahamas (0.1%)
[2,3]	Commonwealth of Bahamas	6.000%	11/21/28	850	772
[3]	Commonwealth of Bahamas	6.000%	11/21/28	500	454
[2,3]	Commonwealth of Bahamas	8.950%	10/15/32	1,750	1,692
[3]	Commonwealth of Bahamas	8.950%	10/15/32	800	770
					3,688
Bahrain (1.6%)
	CBB International Sukuk Co. 5 Spc	5.624%	2/12/24	3,700	3,921
	CBB International Sukuk Co. 6 Spc	5.250%	3/20/25	2,000	2,120
	CBB International Sukuk Co. 6 Spc	6.875%	10/5/25	2,650	3,019
	CBB International Sukuk Programme Co. WLL	6.250%	11/14/24	2,858	3,093
	CBB International Sukuk Programme Co. WLL	4.500%	3/30/27	2,120	2,231
	CBB International Sukuk Programme Co. WLL	3.950%	9/16/27	2,400	2,463
	Kingdom of Bahrain	6.125%	8/1/23	3,902	4,134
	Kingdom of Bahrain	7.000%	1/26/26	4,150	4,598
	Kingdom of Bahrain	4.250%	1/25/28	500	492
	Kingdom of Bahrain	7.000%	10/12/28	4,700	5,155
	Kingdom of Bahrain	6.750%	9/20/29	3,900	4,213
	Kingdom of Bahrain	7.375%	5/14/30	2,700	3,009
	Kingdom of Bahrain	5.625%	9/30/31	2,670	2,661
	Kingdom of Bahrain	5.450%	9/16/32	2,700	2,643
[2]	Kingdom of Bahrain	5.250%	1/25/33	2,500	2,393
	Kingdom of Bahrain	5.250%	1/25/33	300	287
	Kingdom of Bahrain	6.000%	9/19/44	3,400	3,153
	Kingdom of Bahrain	7.500%	9/20/47	2,500	2,585
	Kingdom of Bahrain	6.250%	1/25/51	1,400	1,306
					53,476
Belarus (0.2%)
	Republic of Belarus	6.875%	2/28/23	2,325	2,345
	Republic of Belarus	5.875%	2/24/26	1,000	922
	Republic of Belarus	7.625%	6/29/27	1,800	1,751
	Republic of Belarus	6.200%	2/28/30	1,600	1,386
[2]	Republic of Belarus	6.378%	2/24/31	750	649
	Republic of Belarus	6.378%	2/24/31	1,400	1,210
					8,263
Belize (0.0%)
	Republic of Belize	4.938%	2/20/34	1,473	754
Bermuda (0.2%)
	Government of Bermuda	3.717%	1/25/27	1,550	1,676
[2]	Government of Bermuda	4.750%	2/15/29	600	695
	Government of Bermuda	2.375%	8/20/30	1,000	995
[2]	Government of Bermuda	3.375%	8/20/50	1,000	1,002
	Government of Bermuda	3.375%	8/20/50	1,000	1,003
					5,371
Bolivia (0.1%)
	Bolivian Government	5.950%	8/22/23	1,000	1,046
[2,3]	Bolivian Government	4.500%	3/20/28	900	803
[3]	Bolivian Government	4.500%	3/20/28	2,000	1,799
					3,648
10

Emerging Markets Government Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Brazil (3.2%)
	Federative Republic of Brazil	2.625%	1/5/23	5,700	5,823
	Federative Republic of Brazil	8.875%	4/15/24	2,826	3,442
	Federative Republic of Brazil	4.250%	1/7/25	11,953	12,664
	Federative Republic of Brazil	8.750%	2/4/25	1,677	2,046
	Federative Republic of Brazil	2.875%	6/6/25	5,150	5,151
	Federative Republic of Brazil	6.000%	4/7/26	5,900	6,616
	Federative Republic of Brazil	10.125%	5/15/27	2,056	2,869
	Federative Republic of Brazil	4.625%	1/13/28	8,302	8,517
	Federative Republic of Brazil	4.500%	5/30/29	5,800	5,803
	Federative Republic of Brazil	3.875%	6/12/30	10,550	9,855
	Federative Republic of Brazil	3.750%	9/12/31	2,750	2,511
	Federative Republic of Brazil	8.250%	1/20/34	3,739	4,826
	Federative Republic of Brazil	7.125%	1/20/37	4,646	5,439
	Federative Republic of Brazil	5.625%	1/7/41	6,002	5,876
	Federative Republic of Brazil	5.000%	1/27/45	8,986	8,082
	Federative Republic of Brazil	5.625%	2/21/47	7,633	7,380
	Federative Republic of Brazil	4.750%	1/14/50	11,085	9,489
					106,389
Chile (1.6%)
	Republic of Chile	3.125%	1/21/26	1,800	1,909
	Republic of Chile	3.240%	2/6/28	5,450	5,745
	Republic of Chile	2.450%	1/31/31	7,850	7,725
	Republic of Chile	2.550%	1/27/32	1,100	1,086
	Republic of Chile	2.550%	7/27/33	6,500	6,281
	Republic of Chile	3.100%	5/7/41	7,400	7,189
	Republic of Chile	3.860%	6/21/47	3,525	3,825
	Republic of Chile	3.500%	1/25/50	6,400	6,508
	Republic of Chile	3.500%	4/15/53	4,150	4,215
	Republic of Chile	3.100%	1/22/61	5,650	5,203
	Republic of Chile	3.250%	9/21/71	2,700	2,490
					52,176
China (1.6%)
	China Government Bond	2.125%	11/2/22	2,523	2,563
	China Government Bond	1.875%	12/3/22	3,207	3,254
	China Government Bond	3.250%	10/19/23	4,100	4,314
	China Government Bond	0.400%	10/21/23	3,300	3,289
	China Government Bond	1.950%	12/3/24	5,450	5,638
	China Government Bond	0.550%	10/21/25	6,850	6,678
	China Government Bond	2.625%	11/2/27	3,251	3,456
	China Government Bond	3.500%	10/19/28	1,700	1,913
	China Government Bond	2.125%	12/3/29	8,750	9,082
	China Government Bond	1.200%	10/21/30	2,700	2,607
	China Government Bond	2.750%	12/3/39	1,525	1,613
	China Government Bond	4.000%	10/19/48	1,400	1,854
[2]	China Government Bond	2.250%	10/21/50	800	778
	China Government Bond	2.250%	10/21/50	400	390
[2]	China Government Bond	2.500%	10/26/51	3,125	3,201
	Export-Import Bank of China	3.625%	7/31/24	3,772	4,050
					54,680
Colombia (2.8%)
	Republic of Colombia	2.625%	3/15/23	2,760	2,802
	Republic of Colombia	4.000%	2/26/24	4,245	4,432
	Republic of Colombia	8.125%	5/21/24	2,705	3,117
11

Emerging Markets Government Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Republic of Colombia	4.500%	1/28/26	4,067	4,352
	Republic of Colombia	3.875%	4/25/27	5,275	5,469
	Republic of Colombia	4.500%	3/15/29	5,400	5,709
	Republic of Colombia	3.000%	1/30/30	4,475	4,231
	Republic of Colombia	3.125%	4/15/31	6,980	6,539
	Republic of Colombia	3.250%	4/22/32	5,500	5,143
	Republic of Colombia	7.375%	9/18/37	4,912	6,071
	Republic of Colombia	6.125%	1/18/41	6,750	7,480
	Republic of Colombia	4.125%	2/22/42	2,750	2,489
	Republic of Colombia	5.625%	2/26/44	6,800	7,166
	Republic of Colombia	5.000%	6/15/45	12,675	12,477
	Republic of Colombia	5.200%	5/15/49	7,420	7,465
	Republic of Colombia	4.125%	5/15/51	4,000	3,493
	Republic of Colombia	3.875%	2/15/61	3,650	2,993
					91,428
Costa Rica (0.5%)
	Republic of Costa Rica	4.250%	1/26/23	2,582	2,638
	Republic of Costa Rica	4.375%	4/30/25	1,400	1,437
	Republic of Costa Rica	6.125%	2/19/31	3,225	3,307
	Republic of Costa Rica	5.625%	4/30/43	1,700	1,520
	Republic of Costa Rica	7.000%	4/4/44	2,930	2,924
	Republic of Costa Rica	7.158%	3/12/45	3,451	3,489
					15,315
Croatia (0.3%)
	Republic of Croatia	5.500%	4/4/23	4,000	4,262
	Republic of Croatia	6.000%	1/26/24	4,800	5,321
					9,583
Dominican Republic (2.0%)
[3]	Dominican Republic	5.875%	4/18/24	1,500	1,580
	Dominican Republic	5.500%	1/27/25	3,700	4,017
	Dominican Republic	6.875%	1/29/26	4,345	4,987
	Dominican Republic	5.950%	1/25/27	4,850	5,422
	Dominican Republic	6.000%	7/19/28	3,619	4,067
	Dominican Republic	4.500%	1/30/30	5,856	5,929
[2]	Dominican Republic	4.875%	9/23/32	2,250	2,283
	Dominican Republic	4.875%	9/23/32	5,300	5,405
[2]	Dominican Republic	5.300%	1/21/41	1,900	1,894
	Dominican Republic	5.300%	1/21/41	2,550	2,540
	Dominican Republic	7.450%	4/30/44	4,000	4,773
	Dominican Republic	6.850%	1/27/45	5,644	6,306
	Dominican Republic	6.500%	2/15/48	2,900	3,118
	Dominican Republic	6.400%	6/5/49	3,950	4,202
[2]	Dominican Republic	5.875%	1/30/60	850	830
	Dominican Republic	5.875%	1/30/60	8,227	8,070
					65,423
Ecuador (0.9%)
[2,3]	Republic of Ecuador	0.000%	7/31/30	1,075	576
[3]	Republic of Ecuador	0.000%	7/31/30	1,700	911
[2,4]	Republic of Ecuador, 1.500% coupon rate effective 7/31/2022	0.500%	7/31/40	5,658	3,381
[4]	Republic of Ecuador, 1.500% coupon rate effective 7/31/2022	0.500%	7/31/40	3,650	2,181
[2,4]	Republic of Ecuador, 2.500% coupon rate effective 7/31/2022	1.000%	7/31/35	11,776	7,805
[4]	Republic of Ecuador, 2.500% coupon rate effective 7/31/2022	1.000%	7/31/35	11,230	7,443
[2,4]	Republic of Ecuador, 5.500% coupon rate effective 7/31/22	5.000%	7/31/30	2,635	2,192
12

Emerging Markets Government Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Republic of Ecuador, 5.500% coupon rate effective 7/31/22	5.000%	7/31/30	7,725	6,427
					30,916
Egypt (2.3%)
	Arab Republic of Egypt	5.577%	2/21/23	3,420	3,510
	Arab Republic of Egypt	4.550%	11/20/23	1,278	1,297
	Arab Republic of Egypt	6.200%	3/1/24	2,200	2,298
	Arab Republic of Egypt	5.750%	5/29/24	3,520	3,628
	Arab Republic of Egypt	5.875%	6/11/25	4,075	4,178
	Arab Republic of Egypt	5.250%	10/6/25	2,350	2,363
[2]	Arab Republic of Egypt	3.875%	2/16/26	1,500	1,399
	Arab Republic of Egypt	7.500%	1/31/27	5,304	5,508
[2]	Arab Republic of Egypt	5.800%	9/30/27	2,300	2,233
	Arab Republic of Egypt	6.588%	2/21/28	3,625	3,557
	Arab Republic of Egypt	7.600%	3/1/29	5,744	5,773
[2]	Arab Republic of Egypt	5.875%	2/16/31	1,100	994
	Arab Republic of Egypt	5.875%	2/16/31	3,450	3,120
	Arab Republic of Egypt	7.053%	1/15/32	5,100	4,784
	Arab Republic of Egypt	7.625%	5/29/32	2,049	1,981
[2]	Arab Republic of Egypt	7.300%	9/30/33	2,900	2,729
	Arab Republic of Egypt	6.875%	4/30/40	900	799
	Arab Republic of Egypt	8.500%	1/31/47	7,080	6,542
	Arab Republic of Egypt	7.903%	2/21/48	4,500	3,959
	Arab Republic of Egypt	8.700%	3/1/49	4,700	4,383
	Arab Republic of Egypt	8.875%	5/29/50	5,440	5,137
[2]	Arab Republic of Egypt	8.750%	9/30/51	1,200	1,132
[2]	Arab Republic of Egypt	8.150%	11/20/59	400	357
	Arab Republic of Egypt	8.150%	11/20/59	1,250	1,116
[2]	Arab Republic of Egypt	7.500%	2/16/61	3,600	3,057
	Arab Republic of Egypt	7.500%	2/16/61	400	340
					76,174
El Salvador (0.5%)
	Republic of El Salvador	7.750%	1/24/23	2,099	1,854
	Republic of El Salvador	5.875%	1/30/25	2,418	1,921
	Republic of El Salvador	6.375%	1/18/27	2,262	1,736
	Republic of El Salvador	8.625%	2/28/29	1,625	1,301
	Republic of El Salvador	8.250%	4/10/32	1,332	1,048
	Republic of El Salvador	7.650%	6/15/35	2,800	2,106
	Republic of El Salvador	7.625%	2/1/41	1,718	1,258
[2]	Republic of El Salvador	7.125%	1/20/50	650	465
	Republic of El Salvador	7.125%	1/20/50	2,350	1,684
[2]	Republic of El Salvador	9.500%	7/15/52	750	617
	Republic of El Salvador	9.500%	7/15/52	1,950	1,609
					15,599
Ethiopia (0.1%)
	Federal Republic of Ethiopia	6.625%	12/11/24	2,850	2,324
Gabon (0.2%)
[3]	Republic of Gabon	6.375%	12/12/24	2,536	2,695
	Republic of Gabon	6.950%	6/16/25	1,250	1,345
[3]	Republic of Gabon	6.625%	2/6/31	1,600	1,596
[2,3]	Republic of Gabon	6.625%	2/6/31	1,300	1,297
					6,933
13

Emerging Markets Government Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Georgia (0.0%)
[2]	Republic of Georgia	2.750%	4/22/26	1,100	1,106
	Republic Of Georgia	2.750%	4/22/26	200	201
					1,307
Ghana (1.0%)
[3]	Republic of Ghana	8.125%	1/18/26	3,545	3,422
[2,3]	Republic of Ghana	6.375%	2/11/27	200	180
[3]	Republic of Ghana	6.375%	2/11/27	3,506	3,141
[3]	Republic of Ghana	7.875%	3/26/27	1,930	1,792
[3]	Republic of Ghana	7.750%	4/7/29	600	536
[3]	Republic of Ghana	7.625%	5/16/29	4,900	4,332
[3]	Republic of Ghana	10.750%	10/14/30	2,900	3,361
[3]	Republic of Ghana	8.125%	3/26/32	3,900	3,445
[2]	Republic of Ghana	8.625%	4/7/34	1,750	1,549
	Republic of Ghana	8.625%	4/7/34	950	840
[3]	Republic of Ghana	7.875%	2/11/35	2,700	2,301
[2]	Republic of Ghana	8.875%	5/7/42	800	703
[3]	Republic of Ghana	8.627%	6/16/49	2,750	2,315
[3]	Republic of Ghana	8.950%	3/26/51	2,725	2,321
[2,3]	Republic of Ghana	8.750%	3/11/61	600	507
[3]	Republic of Ghana	8.750%	3/11/61	1,550	1,310
					32,055
Guatemala (0.5%)
	Republic of Guatemala	4.500%	5/3/26	1,850	1,982
	Republic of Guatemala	4.375%	6/5/27	1,600	1,706
	Republic of Guatemala	4.875%	2/13/28	1,600	1,740
[3]	Republic of Guatemala	4.900%	6/1/30	1,600	1,740
[2]	Republic of Guatemala	5.375%	4/24/32	200	224
	Republic of Guatemala	5.375%	4/24/32	1,400	1,568
[2]	Republic of Guatemala	3.700%	10/7/33	1,300	1,289
[2]	Republic of Guatemala	4.650%	10/7/41	1,300	1,325
[3]	Republic of Guatemala	6.125%	6/1/50	3,700	4,364
					15,938
Honduras (0.1%)
[3]	Republic of Honduras	7.500%	3/15/24	1,400	1,468
	Republic of Honduras	6.250%	1/19/27	2,020	2,121
[2]	Republic of Honduras	5.625%	6/24/30	650	648
	Republic of Honduras	5.625%	6/24/30	800	799
					5,036
Hungary (1.0%)
	Republic of Hungary	5.375%	2/21/23	4,490	4,762
	Republic of Hungary	5.750%	11/22/23	4,740	5,201
	Republic of Hungary	5.375%	3/25/24	5,043	5,552
[2]	Republic of Hungary	2.125%	9/22/31	5,900	5,761
	Republic of Hungary	7.625%	3/29/41	3,570	5,895
[2]	Republic of Hungary	3.125%	9/21/51	5,400	5,280
					32,451
Indonesia (6.4%)
	Perusahaan Penerbit SBSN Indonesia III	3.300%	11/21/22	2,700	2,775
	Perusahaan Penerbit SBSN Indonesia III	3.750%	3/1/23	3,750	3,898
	Perusahaan Penerbit SBSN Indonesia III	3.900%	8/20/24	2,050	2,210
	Perusahaan Penerbit SBSN Indonesia III	4.350%	9/10/24	4,500	4,910
	Perusahaan Penerbit SBSN Indonesia III	4.325%	5/28/25	5,569	6,149
	Perusahaan Penerbit SBSN Indonesia III	2.300%	6/23/25	1,000	1,033
14

Emerging Markets Government Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Perusahaan Penerbit SBSN Indonesia III	4.550%	3/29/26	5,120	5,753
[2]	Perusahaan Penerbit SBSN Indonesia III	1.500%	6/9/26	3,150	3,148
	Perusahaan Penerbit SBSN Indonesia III	4.150%	3/29/27	4,964	5,529
[2]	Perusahaan Penerbit SBSN Indonesia III	4.400%	3/1/28	800	907
	Perusahaan Penerbit SBSN Indonesia III	4.400%	3/1/28	4,090	4,639
[2]	Perusahaan Penerbit SBSN Indonesia III	4.450%	2/20/29	600	686
	Perusahaan Penerbit SBSN Indonesia III	4.450%	2/20/29	2,885	3,298
	Perusahaan Penerbit SBSN Indonesia III	2.800%	6/23/30	3,050	3,129
[2]	Perusahaan Penerbit SBSN Indonesia III	2.550%	6/9/31	2,500	2,517
	Perusahaan Penerbit SBSN Indonesia III	2.550%	6/9/31	200	201
	Perusahaan Penerbit SBSN Indonesia III	3.800%	6/23/50	2,100	2,194
[2]	Perusahaan Penerbit SBSN Indonesia III	3.550%	6/9/51	2,050	2,081
	Republic of Indonesia	2.950%	1/11/23	2,605	2,675
	Republic of Indonesia	3.375%	4/15/23	3,430	3,557
	Republic of Indonesia	5.375%	10/17/23	2,159	2,349
	Republic of Indonesia	5.875%	1/15/24	5,250	5,811
	Republic of Indonesia	4.450%	2/11/24	1,250	1,348
	Republic of Indonesia	4.125%	1/15/25	5,600	6,077
	Republic of Indonesia	4.750%	1/8/26	6,400	7,205
	Republic of Indonesia	4.350%	1/8/27	3,400	3,804
	Republic of Indonesia	3.850%	7/18/27	2,950	3,244
	Republic of Indonesia	3.500%	1/11/28	3,436	3,719
	Republic of Indonesia	4.100%	4/24/28	2,833	3,167
	Republic of Indonesia	4.750%	2/11/29	3,350	3,897
	Republic of Indonesia	3.400%	9/18/29	2,250	2,422
	Republic of Indonesia	2.850%	2/14/30	3,600	3,724
	Republic of Indonesia	3.850%	10/15/30	4,650	5,185
	Republic of Indonesia	1.850%	3/12/31	3,250	3,115
	Republic of Indonesia	2.150%	7/28/31	2,125	2,069
	Republic of Indonesia	8.500%	10/12/35	4,500	7,070
	Republic of Indonesia	6.625%	2/17/37	4,287	5,878
	Republic of Indonesia	7.750%	1/17/38	5,500	8,237
	Republic of Indonesia	5.250%	1/17/42	6,200	7,622
	Republic of Indonesia	4.625%	4/15/43	4,160	4,757
	Republic of Indonesia	6.750%	1/15/44	5,530	8,012
	Republic of Indonesia	5.125%	1/15/45	5,501	6,706
	Republic of Indonesia	5.950%	1/8/46	3,641	4,944
	Republic of Indonesia	5.250%	1/8/47	4,450	5,608
	Republic of Indonesia	4.750%	7/18/47	2,800	3,329
	Republic of Indonesia	4.350%	1/11/48	4,900	5,574
	Republic of Indonesia	5.350%	2/11/49	2,873	3,728
	Republic of Indonesia	3.700%	10/30/49	2,700	2,804
	Republic of Indonesia	3.500%	2/14/50	2,200	2,236
	Republic of Indonesia	4.200%	10/15/50	4,750	5,368
	Republic of Indonesia	3.050%	3/12/51	5,000	4,916
	Republic of Indonesia	3.200%	9/23/61	1,000	953
	Republic of Indonesia	4.450%	4/15/70	2,600	2,954
	Republic of Indonesia	3.350%	3/12/71	2,400	2,287
					211,408
Iraq (0.3%)
	Republic of Iraq	6.752%	3/9/23	3,050	3,120
[3]	Republic of Iraq	5.800%	1/15/28	5,643	5,504
					8,624
Ivory Coast (0.2%)
[3]	Ivory Coast	6.375%	3/3/28	2,300	2,513
15

Emerging Markets Government Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Ivory Coast	5.750%	12/31/32	1,585	1,590
[3]	Ivory Coast	6.125%	6/15/33	3,300	3,461
					7,564
Jamaica (0.5%)
[3]	Jamaica	6.750%	4/28/28	3,800	4,443
[3]	Jamaica	8.000%	3/15/39	3,398	4,802
	Jamaica	7.875%	7/28/45	4,800	6,794
					16,039
Jordan (0.4%)
[2]	Kingdom of Jordan	4.950%	7/7/25	300	313
	Kingdom of Jordan	4.950%	7/7/25	200	209
	Kingdom of Jordan	6.125%	1/29/26	3,500	3,778
	Kingdom of Jordan	5.750%	1/31/27	2,750	2,941
[2]	Kingdom of Jordan	5.850%	7/7/30	1,000	1,030
	Kingdom of Jordan	5.850%	7/7/30	2,211	2,284
	Kingdom of Jordan	7.375%	10/10/47	2,850	2,948
					13,503
Kazakhstan (0.6%)
	Republic of Kazakhstan	3.875%	10/14/24	3,970	4,274
	Republic of Kazakhstan	5.125%	7/21/25	6,850	7,785
	Republic of Kazakhstan	4.875%	10/14/44	2,900	3,549
	Republic of Kazakhstan	6.500%	7/21/45	4,030	5,820
					21,428
Kenya (0.6%)
	Republic of Kenya	6.875%	6/24/24	5,400	5,825
	Republic of Kenya	7.000%	5/22/27	2,475	2,626
	Republic of Kenya	7.250%	2/28/28	2,800	3,012
	Republic of Kenya	8.000%	5/22/32	3,200	3,481
[2]	Republic of Kenya	6.300%	1/23/34	2,600	2,532
	Republic of Kenya	8.250%	2/28/48	2,825	2,941
					20,417
Kuwait (0.4%)
	Kuwait	3.500%	3/20/27	12,200	13,365
Lebanon (0.2%)
[5]	Lebanon Republic	6.100%	10/4/22	2,690	413
[5]	Lebanon Republic	6.000%	1/27/23	3,385	519
[5]	Lebanon Republic	6.650%	4/22/24	2,800	434
[5]	Lebanon Republic	6.200%	2/26/25	2,768	419
[5]	Lebanon Republic	6.600%	11/27/26	5,090	783
[5]	Lebanon Republic	6.850%	3/23/27	4,135	641
[5]	Lebanon Republic	6.750%	11/29/27	3,539	540
[5]	Lebanon Republic	6.650%	11/3/28	2,590	394
[5]	Lebanon Republic	6.850%	5/25/29	3,252	487
[5]	Lebanon Republic	6.650%	2/26/30	4,470	683
[5]	Lebanon Republic	7.000%	3/23/32	3,555	560
[5]	Lebanon Republic	7.250%	3/23/37	2,405	391
					6,264
Malaysia (0.6%)
	1MDB Global Investments Ltd.	4.400%	3/9/23	7,700	7,734
	Malaysia Sovereign Sukuk Bhd.	3.043%	4/22/25	2,850	3,011
[2]	Malaysia Sovereign Sukuk Bhd.	2.070%	4/28/31	2,000	1,982
	Malaysia Sovereign Sukuk Bhd.	4.236%	4/22/45	1,425	1,787
[2]	Malaysia Sovereign Sukuk Bhd.	3.075%	4/28/51	1,300	1,353
16

Emerging Markets Government Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Malaysia Sukuk Global Bhd.	3.179%	4/27/26	2,750	2,953
	Malaysia Sukuk Global Bhd.	4.080%	4/27/46	1,300	1,596
	Malaysia Wakala Sukuk Bhd	2.070%	4/28/31	250	249
					20,665
Maldives (0.0%)
[2]	Maldives Sukuk Issuance Ltd.	9.875%	4/8/26	1,365	1,392
Mexico (5.3%)
	United Mexican States	4.000%	10/2/23	1,456	1,546
	United Mexican States	3.600%	1/30/25	4,950	5,332
	United Mexican States	3.900%	4/27/25	2,300	2,498
	United Mexican States	4.125%	1/21/26	5,762	6,354
	United Mexican States	4.150%	3/28/27	6,470	7,210
	United Mexican States	3.750%	1/11/28	5,300	5,738
	United Mexican States	4.500%	4/22/29	9,236	10,335
	United Mexican States	3.250%	4/16/30	6,325	6,461
	United Mexican States	2.659%	5/24/31	7,607	7,335
	United Mexican States	8.300%	8/15/31	3,350	4,898
	United Mexican States	4.750%	4/27/32	8,565	9,615
	United Mexican States	7.500%	4/8/33	2,110	2,958
	United Mexican States	6.750%	9/27/34	4,576	6,086
	United Mexican States	6.050%	1/11/40	8,199	10,235
	United Mexican States	4.280%	8/14/41	8,820	9,204
	United Mexican States	4.750%	3/8/44	11,106	12,151
	United Mexican States	5.550%	1/21/45	7,659	9,160
	United Mexican States	4.600%	1/23/46	6,926	7,379
	United Mexican States	4.350%	1/15/47	4,176	4,322
	United Mexican States	4.600%	2/10/48	6,323	6,712
	United Mexican States	4.500%	1/31/50	6,900	7,258
	United Mexican States	5.000%	4/27/51	6,875	7,731
	United Mexican States	3.771%	5/24/61	8,703	8,022
	United Mexican States	3.750%	4/19/71	8,100	7,275
	United Mexican States	5.750%	10/12/10	7,300	8,455
					174,270
Mongolia (0.2%)
	Mongolia	5.625%	5/1/23	1,200	1,253
	Mongolia	8.750%	3/9/24	2,100	2,362
[2]	Mongolia	5.125%	4/7/26	848	881
	Mongolia	5.125%	4/7/26	600	624
[2]	Mongolia	3.500%	7/7/27	1,100	1,064
	Mongolia	3.500%	7/7/27	200	193
[2]	Mongolia	4.450%	7/7/31	1,300	1,259
					7,636
Morocco (0.4%)
	Kingdom of Morocco	4.250%	12/11/22	4,200	4,340
[2]	Kingdom of Morocco	2.375%	12/15/27	300	294
	Kingdom of Morocco	2.375%	12/15/27	1,400	1,368
[2]	Kingdom of Morocco	3.000%	12/15/32	900	854
	Kingdom of Morocco	3.000%	12/15/32	2,100	1,993
	Kingdom of Morocco	5.500%	12/11/42	1,940	2,153
[2]	Kingdom of Morocco	4.000%	12/15/50	2,450	2,209
	Kingdom of Morocco	4.000%	12/15/50	1,250	1,125
					14,336
17

Emerging Markets Government Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Mozambique (0.1%)
[4]	Republic of Mozambique, 9.000% coupon rate effective 9/15/23	5.000%	9/15/31	2,400	2,049
Namibia (0.1%)
	Repubilc of Namibia	5.250%	10/29/25	2,100	2,237
Nigeria (1.2%)
	Republic of Nigeria	6.375%	7/12/23	1,200	1,248
	Republic of Nigeria	7.625%	11/21/25	3,150	3,433
	Republic of Nigeria	6.500%	11/28/27	3,950	4,032
[2]	Republic of Nigeria	6.125%	9/28/28	3,200	3,176
	Republic of Nigeria	7.143%	2/23/30	3,400	3,430
	Republic of Nigeria	8.747%	1/21/31	2,900	3,127
	Republic of Nigeria	7.875%	2/16/32	4,350	4,440
[2]	Republic of Nigeria	7.375%	9/28/33	4,000	3,959
	Republic of Nigeria	7.696%	2/23/38	3,692	3,555
	Republic of Nigeria	7.625%	11/28/47	4,100	3,831
	Republic of Nigeria	9.248%	1/21/49	2,100	2,234
[2]	Republic of Nigeria	8.250%	9/28/51	3,150	3,104
					39,569
Oman (2.3%)
	Oman Sovereign Sukuk Co.	4.397%	6/1/24	5,025	5,216
[2]	Oman Sovereign Sukuk Co.	5.932%	10/31/25	400	442
	Oman Sovereign Sukuk Co.	5.932%	10/31/25	4,200	4,646
[2]	Oman Sovereign Sukuk Co.	4.875%	6/15/30	4,700	5,007
	Sultanate of Oman	4.125%	1/17/23	3,300	3,376
	Sultanate of Oman	4.875%	2/1/25	3,000	3,137
	Sultanate of Oman	4.750%	6/15/26	6,775	6,979
	Sultanate of Oman	5.375%	3/8/27	5,925	6,243
	Sultanate of Oman	6.750%	10/28/27	2,540	2,851
	Sultanate of Oman	5.625%	1/17/28	9,150	9,661
	Sultanate of Oman	6.000%	8/1/29	5,447	5,848
[2]	Sultanate of Oman	6.250%	1/25/31	3,300	3,572
	Sultanate of Oman	6.250%	1/25/31	1,900	2,059
[2]	Sultanate of Oman	7.375%	10/28/32	400	462
	Sultanate of Oman	7.375%	10/28/32	2,137	2,476
	Sultanate of Oman	6.500%	3/8/47	5,315	5,262
	Sultanate of Oman	6.750%	1/17/48	7,400	7,501
[2]	Sultanate of Oman	7.000%	1/25/51	2,300	2,409
	Sultanate of Oman	7.000%	1/25/51	600	626
					77,773
Pakistan (0.6%)
	Islamic Republic of Pakistan	8.250%	4/15/24	3,025	3,228
	Islamic Republic of Pakistan	8.250%	9/30/25	1,450	1,575
[2]	Islamic Republic of Pakistan	6.000%	4/8/26	2,400	2,411
	Islamic Republic of Pakistan	6.000%	4/8/26	1,050	1,056
	Islamic Republic of Pakistan	6.875%	12/5/27	4,100	4,196
[2]	Islamic Republic of Pakistan	7.375%	4/8/31	2,400	2,439
	Islamic Republic of Pakistan	7.375%	4/8/31	1,600	1,621
[2]	Islamic Republic of Pakistan	8.875%	4/8/51	1,170	1,176
	Islamic Republic of Pakistan	8.875%	4/8/51	1,000	1,005
	Third Pakistan International Sukuk Co. Ltd.	5.625%	12/5/22	2,000	2,051
					20,758
18

Emerging Markets Government Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Panama (2.1%)
	Republic of Panama	4.000%	9/22/24	2,250	2,406
	Republic of Panama	3.750%	3/16/25	3,659	3,910
	Republic of Panama	7.125%	1/29/26	2,625	3,193
	Republic of Panama	8.875%	9/30/27	2,795	3,799
	Republic of Panama	3.875%	3/17/28	3,533	3,831
	Republic of Panama	9.375%	4/1/29	2,450	3,553
	Republic of Panama	3.160%	1/23/30	4,200	4,339
	Republic of Panama	2.252%	9/29/32	6,800	6,406
[3]	Republic of Panama	6.700%	1/26/36	5,650	7,537
[3]	Republic of Panama	4.500%	5/15/47	3,100	3,429
[3]	Republic of Panama	4.500%	4/16/50	6,775	7,450
[3]	Republic of Panama	4.300%	4/29/53	5,100	5,468
	Republic of Panama	4.500%	4/1/56	6,775	7,434
[3]	Republic of Panama	3.870%	7/23/60	8,050	8,025
					70,780
Papua New Guinea (0.0%)
[2]	Papua New Guinea	8.375%	10/4/28	300	304
	Papua New Guinea	8.375%	10/4/28	1,100	1,115
					1,419
Paraguay (0.5%)
	Republic of Paraguay	5.000%	4/15/26	1,835	2,031
	Republic of Paraguay	4.700%	3/27/27	1,600	1,764
[3]	Republic of Paraguay	4.950%	4/28/31	2,800	3,143
[2]	Republic of Paraguay	2.739%	1/29/33	933	897
	Republic of Paraguay	6.100%	8/11/44	2,800	3,375
	Republic of Paraguay	5.600%	3/13/48	1,650	1,883
[3]	Republic of Paraguay	5.400%	3/30/50	3,200	3,632
					16,725
Peru (2.2%)
	Republic of Peru	7.350%	7/21/25	4,409	5,292
	Republic of Peru	2.392%	1/23/26	2,800	2,854
	Republic of Peru	4.125%	8/25/27	2,347	2,570
	Republic of Peru	2.844%	6/20/30	2,054	2,080
	Republic of Peru	2.783%	1/23/31	10,675	10,643
	Republic of Peru	1.862%	12/1/32	2,800	2,545
	Republic of Peru	8.750%	11/21/33	5,916	9,165
	Republic of Peru	0.000%	1/15/34	6,100	6,033
[3]	Republic of Peru	6.550%	3/14/37	3,146	4,281
	Republic of Peru	3.300%	3/11/41	3,400	3,344
	Republic of Peru	5.625%	11/18/50	6,858	9,379
	Republic of Peru	3.550%	3/10/51	4,800	4,835
	Republic of Peru	2.780%	12/1/60	5,450	4,702
	Republic of Peru	3.600%	1/15/72	2,500	2,401
	Republic of Peru	3.230%	7/28/21	3,065	2,603
					72,727
Philippines (2.9%)
	Republic of Philippines	4.200%	1/21/24	4,114	4,398
[3]	Republic of Philippines	7.500%	9/25/24	1,150	1,289
	Republic of Philippines	10.625%	3/16/25	4,375	5,711
	Republic of Philippines	5.500%	3/30/26	2,900	3,380
	Republic of Philippines	3.000%	2/1/28	5,550	5,920
	Republic of Philippines	3.750%	1/14/29	4,700	5,269
	Republic of Philippines	9.500%	2/2/30	5,300	8,211
19

Emerging Markets Government Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Republic of Philippines	2.457%	5/5/30	2,975	3,063
	Republic of Philippines	7.750%	1/14/31	5,354	7,710
	Republic of Philippines	1.648%	6/10/31	1,200	1,152
	Republic of Philippines	1.950%	1/6/32	2,000	1,943
	Republic of Philippines	6.375%	1/15/32	3,300	4,432
	Republic of Philippines	6.375%	10/23/34	5,235	7,231
	Republic of Philippines	5.000%	1/13/37	3,605	4,495
	Republic of Philippines	3.950%	1/20/40	5,600	6,258
	Republic of Philippines	3.700%	3/1/41	5,500	5,974
	Republic of Philippines	3.700%	2/2/42	5,320	5,783
	Republic of Philippines	2.950%	5/5/45	3,850	3,816
	Republic of Philippines	2.650%	12/10/45	4,200	4,009
	Republic of Philippines	3.200%	7/6/46	5,975	6,085
					96,129
Poland (0.5%)
	Republic of Poland	3.000%	3/17/23	4,991	5,143
[6]	Republic of Poland	4.000%	1/22/24	5,598	5,965
	Republic of Poland	3.250%	4/6/26	4,875	5,240
					16,348
Qatar (4.5%)
[7]	SoQ Sukuk A QSC	3.241%	1/18/23	5,350	5,528
	State of Qatar	3.875%	4/23/23	8,436	8,841
	State of Qatar	3.375%	3/14/24	5,700	6,012
	State of Qatar	3.400%	4/16/25	5,317	5,692
	State of Qatar	3.250%	6/2/26	9,850	10,564
	State of Qatar	4.500%	4/23/28	8,350	9,639
	State of Qatar	4.000%	3/14/29	11,300	12,759
	State of Qatar	3.750%	4/16/30	9,415	10,511
[2]	State of Qatar	9.750%	6/15/30	2,928	4,611
[2]	State of Qatar	6.400%	1/20/40	2,595	3,792
[2]	State of Qatar	5.750%	1/20/42	2,300	3,205
	State of Qatar	4.625%	6/2/46	5,700	7,135
	State of Qatar	5.103%	4/23/48	16,500	21,999
	State of Qatar	4.817%	3/14/49	16,375	21,118
	State of Qatar	4.400%	4/16/50	13,800	16,860
					148,266
Romania (0.7%)
	Romania	4.375%	8/22/23	4,470	4,731
	Romania	4.875%	1/22/24	2,670	2,873
[2]	Romania	3.000%	2/14/31	1,300	1,307
	Romania	3.000%	2/14/31	2,200	2,216
	Romania	6.125%	1/22/44	2,760	3,603
	Romania	5.125%	6/15/48	3,250	3,830
[2]	Romania	4.000%	2/14/51	2,520	2,552
	Romania	4.000%	2/14/51	2,944	2,975
					24,087
Russia (3.2%)
	Russian Federation	4.875%	9/16/23	8,600	9,234
	Russian Federation	4.750%	5/27/26	8,200	9,203
	Russian Federation	4.250%	6/23/27	6,800	7,543
	Russian Federation	12.750%	6/24/28	6,690	11,004
	Russian Federation	4.375%	3/21/29	8,200	9,247
	Russian Federation	7.500%	3/31/30	4,722	5,473
	Russian Federation	5.100%	3/28/35	10,800	12,925
20

Emerging Markets Government Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Russian Federation	5.625%	4/4/42	8,200	10,645
	Russian Federation	5.875%	9/16/43	4,200	5,709
	Russian Federation	5.250%	6/23/47	19,200	24,463
					105,446
Rwanda (0.1%)
[2]	Republic of Rwanda	5.500%	8/9/31	1,700	1,743
Saudi Arabia (6.4%)
	Kingdom of Saudi Arabia	2.875%	3/4/23	8,160	8,405
	Kingdom of Saudi Arabia	4.000%	4/17/25	12,365	13,455
	Kingdom of Saudi Arabia	2.900%	10/22/25	6,775	7,163
	Kingdom of Saudi Arabia	3.250%	10/26/26	15,300	16,406
	Kingdom of Saudi Arabia	2.500%	2/3/27	3,325	3,425
	Kingdom of Saudi Arabia	3.625%	3/4/28	13,732	14,933
	Kingdom of Saudi Arabia	4.375%	4/16/29	10,370	11,871
	Kingdom of Saudi Arabia	4.500%	4/17/30	9,050	10,512
	Kingdom of Saudi Arabia	3.250%	10/22/30	4,194	4,464
[2]	Kingdom of Saudi Arabia	2.750%	2/3/32	400	408
	Kingdom of Saudi Arabia	2.750%	2/3/32	2,100	2,142
[2]	Kingdom of Saudi Arabia	2.250%	2/2/33	2,900	2,796
	Kingdom of Saudi Arabia	2.250%	2/2/33	4,600	4,437
	Kingdom of Saudi Arabia	4.500%	10/26/46	17,950	20,734
	Kingdom of Saudi Arabia	4.625%	10/4/47	12,405	14,608
	Kingdom of Saudi Arabia	5.000%	4/17/49	9,925	12,421
	Kingdom of Saudi Arabia	5.250%	1/16/50	9,192	11,893
	Kingdom of Saudi Arabia	3.750%	1/21/55	7,748	8,102
	Kingdom of Saudi Arabia	4.500%	4/22/60	8,100	9,693
[2]	Kingdom of Saudi Arabia	3.450%	2/2/61	1,300	1,285
	Kingdom of Saudi Arabia	3.450%	2/2/61	4,700	4,634
	KSA Sukuk Ltd.	3.628%	4/20/27	12,236	13,301
	KSA Sukuk Ltd.	4.303%	1/19/29	5,850	6,667
	KSA Sukuk Ltd.	2.969%	10/29/29	6,340	6,646
					210,401
Senegal (0.2%)
[3]	Republic of Senegal	6.250%	5/23/33	2,900	2,982
[3]	Republic of Senegal	6.750%	3/13/48	2,809	2,789
					5,771
Serbia (0.1%)
[2]	Republic of Serbia	2.125%	12/1/30	1,450	1,352
	Republic of Serbia	2.125%	12/1/30	2,050	1,912
					3,264
South Africa (1.6%)
	Republic of South Africa	4.665%	1/17/24	4,000	4,256
	Republic of South Africa	5.875%	9/16/25	5,600	6,258
	Republic of South Africa	4.875%	4/14/26	3,450	3,683
	Republic of South Africa	4.850%	9/27/27	2,800	2,943
	Republic of South Africa	4.300%	10/12/28	5,450	5,501
	Republic of South Africa	4.850%	9/30/29	5,260	5,396
	Republic of South Africa	5.875%	6/22/30	4,100	4,503
	Republic of South Africa	6.250%	3/8/41	2,015	2,111
	Republic of South Africa	5.375%	7/24/44	3,100	2,932
	Republic of South Africa	5.000%	10/12/46	2,750	2,456
	Republic of South Africa	5.650%	9/27/47	4,050	3,849
	Republic of South Africa	6.300%	6/22/48	1,700	1,750
21

Emerging Markets Government Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Republic of South Africa	5.750%	9/30/49	8,150	7,804
					53,442
Sri Lanka (0.6%)
	Republic of Sri Lanka	5.750%	4/18/23	3,450	2,380
	Republic of Sri Lanka	6.850%	3/14/24	2,650	1,745
	Republic of Sri Lanka	6.350%	6/28/24	1,300	856
	Republic of Sri Lanka	6.125%	6/3/25	1,750	1,134
	Republic of Sri Lanka	6.850%	11/3/25	4,000	2,590
	Republic of Sri Lanka	6.825%	7/18/26	3,075	1,963
	Republic of Sri Lanka	6.200%	5/11/27	4,150	2,620
	Republic of Sri Lanka	6.750%	4/18/28	3,450	2,177
	Republic of Sri Lanka	7.850%	3/14/29	3,730	2,366
	Republic of Sri Lanka	7.550%	3/28/30	4,100	2,585
					20,416
Suriname (0.0%)
[5]	Republic of Suriname	9.250%	10/26/26	1,500	1,071
Tajikistan (0.0%)
[3]	Republic of Tajikistan	7.125%	9/14/27	1,375	1,217
Trinidad & Tobago (0.2%)
	Republic of Trinidad & Tobago	4.375%	1/16/24	1,300	1,349
[2]	Republic of Trinidad & Tobago	4.375%	1/16/24	200	208
	Republic of Trinidad & Tobago	4.500%	8/4/26	2,600	2,703
[2]	Republic of Trinidad & Tobago	4.500%	6/26/30	850	881
	Republic of Trinidad & Tobago	4.500%	6/26/30	600	622
					5,763
Tunisia (0.1%)
	Banque Centrale de Tunisie International Bond	5.750%	1/30/25	2,450	1,969
Turkey (5.6%)
	Hazine Mustesarligi Varlik Kiralama A/S	5.004%	4/6/23	3,773	3,840
	Hazine Mustesarligi Varlik Kiralama A/S	4.489%	11/25/24	2,478	2,469
[2]	Hazine Mustesarligi Varlik Kiralama A/S	5.125%	6/22/26	3,900	3,832
	Hazine Mustesarligi Varlik Kiralama A/S	5.125%	6/22/26	3,000	2,950
	Republic of Turkey	3.250%	3/23/23	4,100	4,070
	Republic of Turkey	7.250%	12/23/23	5,850	6,194
	Republic of Turkey	5.750%	3/22/24	6,000	6,113
	Republic of Turkey	6.350%	8/10/24	6,550	6,746
	Republic of Turkey	5.600%	11/14/24	6,900	6,951
	Republic of Turkey	7.375%	2/5/25	9,100	9,612
	Republic of Turkey	4.250%	3/13/25	5,650	5,446
	Republic of Turkey	6.375%	10/14/25	6,800	6,912
	Republic of Turkey	4.750%	1/26/26	4,950	4,749
	Republic of Turkey	4.250%	4/14/26	4,175	3,908
	Republic of Turkey	4.875%	10/9/26	8,249	7,834
	Republic of Turkey	6.000%	3/25/27	9,062	8,961
	Republic of Turkey	5.125%	2/17/28	5,725	5,382
	Republic of Turkey	6.125%	10/24/28	6,208	6,085
	Republic of Turkey	7.625%	4/26/29	8,725	9,184
	Republic of Turkey	11.875%	1/15/30	3,930	5,195
	Republic of Turkey	5.250%	3/13/30	5,698	5,180
	Republic of Turkey	5.950%	1/15/31	6,250	5,849
	Republic of Turkey	5.875%	6/26/31	4,750	4,406
	Republic of Turkey	6.500%	9/20/33	4,000	3,805
	Republic of Turkey	8.000%	2/14/34	4,171	4,476
22

Emerging Markets Government Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Republic of Turkey	6.875%	3/17/36	7,500	7,264
	Republic of Turkey	7.250%	3/5/38	2,725	2,724
	Republic of Turkey	6.750%	5/30/40	5,400	5,069
	Republic of Turkey	6.000%	1/14/41	8,265	7,140
	Republic of Turkey	4.875%	4/16/43	8,200	6,391
	Republic of Turkey	6.625%	2/17/45	8,200	7,462
	Republic of Turkey	5.750%	5/11/47	9,700	8,012
					184,211
Ukraine (1.4%)
	Ukraine	7.750%	9/1/23	3,850	4,105
	Ukraine	8.994%	2/1/24	2,150	2,352
	Ukraine	7.750%	9/1/24	3,910	4,223
	Ukraine	7.750%	9/1/25	3,800	4,104
	Ukraine	7.750%	9/1/26	3,650	3,935
	Ukraine	7.750%	9/1/27	3,600	3,881
	Ukraine	9.750%	11/1/28	4,350	5,049
[2]	Ukraine	6.876%	5/21/29	2,700	2,749
	Ukraine	6.876%	5/21/29	1,850	1,887
[2,3]	Ukraine	7.375%	9/25/32	400	411
[3]	Ukraine	7.375%	9/25/32	7,800	8,030
[2]	Ukraine	7.253%	3/15/33	2,300	2,343
	Ukraine	7.253%	3/15/33	4,850	4,941
					48,010
United Arab Emirates (5.3%)
	Dubai DOF Sukuk Ltd.	3.875%	1/30/23	2,000	2,067
	Dubai DOF Sukuk Ltd.	5.000%	4/30/29	4,630	5,393
[8]	Dubai DOF Sukuk Ltd.	2.763%	9/9/30	4,150	4,240
	Emirate of Abu Dhabi	2.500%	10/11/22	7,550	7,700
	Emirate of Abu Dhabi	0.750%	9/2/23	5,475	5,485
	Emirate of Abu Dhabi	2.125%	9/30/24	8,350	8,623
	Emirate of Abu Dhabi	2.500%	4/16/25	8,400	8,792
	Emirate of Abu Dhabi	3.125%	5/3/26	6,672	7,164
	Emirate of Abu Dhabi	3.125%	10/11/27	11,600	12,497
[2]	Emirate of Abu Dhabi	1.625%	6/2/28	3,300	3,253
	Emirate of Abu Dhabi	1.625%	6/2/28	1,700	1,679
	Emirate of Abu Dhabi	2.500%	9/30/29	8,350	8,676
	Emirate of Abu Dhabi	3.125%	4/16/30	8,300	8,960
	Emirate of Abu Dhabi	1.700%	3/2/31	4,050	3,894
[2]	Emirate of Abu Dhabi	1.875%	9/15/31	5,000	4,864
[2]	Emirate of Abu Dhabi	2.000%	10/19/31	2,700	2,653
[2]	Emirate of Abu Dhabi	2.875%	10/19/41	2,700	2,676
	Emirate of Abu Dhabi	4.125%	10/11/47	8,250	9,755
	Emirate of Abu Dhabi	3.125%	9/30/49	11,100	11,220
	Emirate of Abu Dhabi	3.875%	4/16/50	10,950	12,643
[2]	Emirate of Abu Dhabi	3.000%	9/15/51	3,000	2,972
[2]	Emirate of Abu Dhabi	3.250%	10/19/61	5,500	5,585
	Emirate of Abu Dhabi	2.700%	9/2/70	4,200	3,797
	Emirate of Dubai	5.250%	1/30/43	2,700	3,090
	Emirate of Dubai	3.900%	9/9/50	3,417	3,227
	Finance Department Government of Sharjah	3.625%	3/10/33	2,200	2,164
	Finance Department Government of Sharjah	4.000%	7/28/50	3,798	3,427
	Finance Department Government of Sharjah	4.375%	3/10/51	200	189
	RAK Capital	3.094%	3/31/25	2,633	2,774
	Sharjah Sukuk Ltd.	3.764%	9/17/24	800	849
	Sharjah Sukuk Program Ltd.	3.854%	4/3/26	4,002	4,260
23

Emerging Markets Government Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Sharjah Sukuk Program Ltd.	2.942%	6/10/27	3,240	3,277
	Sharjah Sukuk Program Ltd.	4.226%	3/14/28	3,300	3,554
	Sharjah Sukuk Program Ltd.	3.234%	10/23/29	2,639	2,675
	Sharjah Sukuk Program Ltd.	3.200%	7/13/31	1,750	1,754
					175,828
Uruguay (1.5%)
[3]	Oriental Republic of Uruguay	4.500%	8/14/24	2,789	2,974
[3]	Oriental Republic of Uruguay	4.375%	10/27/27	4,066	4,634
[3]	Oriental Republic of Uruguay	4.375%	1/23/31	6,900	7,966
	Oriental Republic of Uruguay	7.875%	1/15/33	2,300	3,396
[3]	Oriental Republic of Uruguay	7.625%	3/21/36	2,915	4,382
[3]	Oriental Republic of Uruguay	4.125%	11/20/45	1,870	2,203
[3]	Oriental Republic of Uruguay	5.100%	6/18/50	10,592	13,815
[3]	Oriental Republic of Uruguay	4.975%	4/20/55	7,159	9,191
					48,561
Uzbekistan (0.2%)
	Republic of Uzbekistan	4.750%	2/20/24	1,345	1,410
	Republic of Uzbekistan	5.375%	2/20/29	1,825	1,982
	Republic of Uzbekistan	3.700%	11/25/30	1,950	1,889
[2]	Republic of Uzbekistan	3.900%	10/19/31	950	931
					6,212
Vietnam (0.1%)
	Socialist Republic of Vietnam	4.800%	11/19/24	2,800	3,079
Zambia (0.2%)
[5]	Republic of Zambia	8.500%	4/14/24	2,730	2,179
[5]	Republic of Zambia	8.970%	7/30/27	3,625	2,859
					5,038
Total Sovereign Bonds (Cost $2,845,837)					2,795,806
				Shares
Temporary Cash Investments (0.3%)
Money Market Fund (0.3%)
[9]	Vanguard Market Liquidity Fund (Cost $10,206)	0.070%		102,058	10,206
Total Investments (99.2%) (Cost $3,334,609)					3,284,381
Other Assets and Liabilities—Net (0.8%)					26,391
Net Assets (100.0%)					3,310,772
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Guaranteed by the Republic of Azerbaijan.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2021, the aggregate value was $262,219,000, representing 7.9% of net assets.
3	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4	Step bond.
5	Non-income-producing security—security in default.
6	Securities with a value of $206,000 have been segregated as initial margin for open futures contracts.
7	Guaranteed by the State of Qatar.
8	Guaranteed by the Kingdom of United Arab Emirates.
9	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
24

Emerging Markets Government Bond Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	December 2021	18	3,947	(4)
5-Year U.S. Treasury Note	December 2021	30	3,653	1
Ultra 10-Year U.S. Treasury Note	December 2021	52	7,542	(54)
				(57)
Short Futures Contracts
10-Year U.S. Treasury Note	December 2021	(31)	(4,052)	59
Ultra Long U.S. Treasury Bond	December 2021	(4)	(786)	(21)
				38
				(19)

See accompanying Notes, which are an integral part of the Financial Statements.
25

Emerging Markets Government Bond Index Fund
Statement of Assets and Liabilities
As of October 31, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $3,324,403)	3,274,175
Affiliated Issuers (Cost $10,206)	10,206
Total Investments in Securities	3,284,381
Investment in Vanguard	112
Cash	885
Receivables for Investment Securities Sold	23,230
Receivables for Accrued Income	35,033
Receivables for Capital Shares Issued	125
Total Assets	3,343,766
Liabilities
Payables for Investment Securities Purchased	32,448
Payables for Capital Shares Redeemed	116
Payables for Distributions	145
Payables to Vanguard	231
Variation Margin Payable—Futures Contracts	54
Total Liabilities	32,994
Net Assets	3,310,772
26

Emerging Markets Government Bond Index Fund
Statement of Assets and Liabilities (continued)
At October 31, 2021, net assets consisted of:
($000s, except shares and per-share amounts)	Amount
Paid-in Capital	3,427,221
Total Distributable Earnings (Loss)	(116,449)
Net Assets	3,310,772

ETF Shares—Net Assets
Applicable to 38,761,839 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	3,024,139
Net Asset Value Per Share—ETF Shares	$78.02

Admiral Shares—Net Assets
Applicable to 12,348,651 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	241,810
Net Asset Value Per Share—Admiral Shares	$19.58

Institutional Shares—Net Assets
Applicable to 1,427,072 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	44,823
Net Asset Value Per Share—Institutional Shares	$31.41

See accompanying Notes, which are an integral part of the Financial Statements.
27

Emerging Markets Government Bond Index Fund
Statement of Operations

Year Ended October 31, 2021
($000)
Investment Income
Income
Interest[1]	128,838
Total Income	128,838
Expenses
The Vanguard Group—Note B
Investment Advisory Services	71
Management and Administrative—ETF Shares	5,054
Management and Administrative—Admiral Shares	465
Management and Administrative—Institutional Shares	42
Marketing and Distribution—ETF Shares	103
Marketing and Distribution—Admiral Shares	9
Marketing and Distribution—Institutional Shares	1
Custodian Fees	201
Auditing Fees	49
Shareholders’ Reports—ETF Shares	85
Shareholders’ Reports—Admiral Shares	6
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	1
Total Expenses	6,087
Net Investment Income	122,751
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	28,075
Futures Contracts	(666)
Realized Net Gain (Loss)	27,409
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(70,823)
Futures Contracts	(27)
Change in Unrealized Appreciation (Depreciation)	(70,850)
Net Increase (Decrease) in Net Assets Resulting from Operations	79,310
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $9,000, $0, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $31,481,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.
28

Emerging Markets Government Bond Index Fund
Statement of Changes in Net Assets

	Year Ended October 31,
	2021 ($000)	2020 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	122,751	90,790
Realized Net Gain (Loss)	27,409	(68,417)
Change in Unrealized Appreciation (Depreciation)	(70,850)	(23,609)
Net Increase (Decrease) in Net Assets Resulting from Operations	79,310	(1,236)
Distributions
ETF Shares	(106,958)	(75,818)
Admiral Shares	(9,798)	(12,469)
Institutional Shares	(1,721)	(2,266)
Total Distributions	(118,477)	(90,553)
Capital Share Transactions
ETF Shares	1,209,882	394,929
Admiral Shares	(1,061)	(18,654)
Institutional Shares	2,461	(7,227)
Net Increase (Decrease) from Capital Share Transactions	1,211,282	369,048
Total Increase (Decrease)	1,172,115	277,259
Net Assets
Beginning of Period	2,138,657	1,861,398
End of Period	3,310,772	2,138,657

See accompanying Notes, which are an integral part of the Financial Statements.
29

Emerging Markets Government Bond Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$78.01	$80.38	$74.27	$80.73	$80.11
Investment Operations
Net Investment Income[1]	3.190	3.551	3.738	3.411	3.713
Net Realized and Unrealized Gain (Loss) on Investments[2]	(.036)	(2.322)	6.044	(6.445)	.589
Total from Investment Operations	3.154	1.229	9.782	(3.034)	4.302
Distributions
Dividends from Net Investment Income	(3.144)	(3.599)	(3.672)	(3.426)	(3.682)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.144)	(3.599)	(3.672)	(3.426)	(3.682)
Net Asset Value, End of Period	$78.02	$78.01	$80.38	$74.27	$80.73
Total Return	4.06%	1.65%	13.47%	-3.84%	5.56%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,024	$1,853	$1,538	$1,033	$1,002
Ratio of Total Expenses to Average Net Assets	0.20%	0.25%	0.25%	0.30%	0.32%
Ratio of Net Investment Income to Average Net Assets	4.02%	4.55%	4.79%	4.42%	4.67%
Portfolio Turnover Rate[3]	16%	21%	48%	25%	19%
1	Calculated based on average shares outstanding.
2	Includes increases from purchase fees of $.00, $.00, $.00, $0.04, and $0.07.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
30

Emerging Markets Government Bond Index Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$19.58	$20.16	$18.63	$20.24	$20.09
Investment Operations
Net Investment Income[1]	.806	.897	.939	.858	.934
Net Realized and Unrealized Gain (Loss) on Investments[2]	(.015)	(.586)	1.521	(1.613)	.150
Total from Investment Operations	.791	.311	2.460	(.755)	1.084
Distributions
Dividends from Net Investment Income	(.791)	(.891)	(.930)	(.855)	(.934)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.791)	(.891)	(.930)	(.855)	(.934)
Net Asset Value, End of Period	$19.58	$19.58	$20.16	$18.63	$20.24
Total Return[3]	4.04%	1.66%	13.46%	-3.80%	5.57%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$242	$243	$273	$256	$288
Ratio of Total Expenses to Average Net Assets	0.20%	0.25%	0.25%	0.30%	0.32%
Ratio of Net Investment Income to Average Net Assets	4.03%	4.57%	4.79%	4.42%	4.67%
Portfolio Turnover Rate[4]	16%	21%	48%	25%	19%
1	Calculated based on average shares outstanding.
2	Includes increases from purchase of $.00, $.00, $.00, $0.01, and $0.02.
3	Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
31

Emerging Markets Government Bond Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$31.40	$32.33	$29.88	$32.47	$32.24
Investment Operations
Net Investment Income[1]	1.298	1.443	1.522	1.380	1.508
Net Realized and Unrealized Gain (Loss) on Investments[2]	(.014)	(.938)	2.425	(2.596)	.238
Total from Investment Operations	1.284	.505	3.947	(1.216)	1.746
Distributions
Dividends from Net Investment Income	(1.274)	(1.435)	(1.497)	(1.374)	(1.516)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.274)	(1.435)	(1.497)	(1.374)	(1.516)
Net Asset Value, End of Period	$31.41	$31.40	$32.33	$29.88	$32.47
Total Return[3]	4.10%	1.68%	13.46%	-3.82%	5.59%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$45	$42	$51	$19	$20
Ratio of Total Expenses to Average Net Assets	0.18%	0.23%	0.23%	0.29%	0.29%
Ratio of Net Investment Income to Average Net Assets	4.05%	4.59%	4.81%	4.43%	4.70%
Portfolio Turnover Rate[4]	16%	21%	48%	25%	19%
1	Calculated based on average shares outstanding.
2	Includes increases from purchase fees of $.00, $.00, $.00, $0.02, and $0.03.
3	Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
32

Emerging Markets Government Bond Index Fund
Notes to Financial Statements
Vanguard Emerging Markets Government Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.
The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.
2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended October 31, 2021, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.
33

Emerging Markets Government Bond Index Fund
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended October 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in
34

Emerging Markets Government Bond Index Fund
Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2021, the fund had contributed to Vanguard capital in the amount of $112,000, representing less than 0.01% of the fund’s net assets and 0.04% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Corporate Bonds	—	478,369	—	478,369
Sovereign Bonds	—	2,795,806	—	2,795,806
Temporary Cash Investments	10,206	—	—	10,206
Total	10,206	3,274,175	—	3,284,381
Derivative Financial Instruments
Assets
Futures Contracts[1]	60	—	—	60
Liabilities
Futures Contracts[1]	79	—	—	79
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
35

Emerging Markets Government Bond Index Fund
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	31,272
Total Distributable Earnings (Loss)	(31,272)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the inclusion of payables for distributions; and the treatment of amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	10,617
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(76,612)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(50,309)
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	118,477	90,553
Long-Term Capital Gains	—	—
Total	118,477	90,553
*	Includes short-term capital gains, if any.
As of October 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	3,334,690
Gross Unrealized Appreciation	75,922
Gross Unrealized Depreciation	(126,231)
Net Unrealized Appreciation (Depreciation)	(50,309)
36

Emerging Markets Government Bond Index Fund
E.	During the year ended October 31, 2021, the fund purchased $2,157,692,000 of investment securities and sold $962,951,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $56,369,000 and $56,358,000, respectively. Purchases and sales include $1,683,452,000 and $535,154,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended October 31, 2021, such purchases were $502,000 and sales were $34,330,000, resulting in net realized gain of $651,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	Capital share transactions for each class of shares were:

	Year Ended October 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued[1]	1,758,897	22,006	699,150	8,720
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(549,015)	(7,000)	(304,221)	(4,100)
Net Increase (Decrease)—ETF Shares	1,209,882	15,006	394,929	4,620
Admiral Shares
Issued[1]	37,672	1,880	72,508	3,636
Issued in Lieu of Cash Distributions	8,085	406	10,430	535
Redeemed	(46,818)	(2,342)	(101,592)	(5,297)
Net Increase (Decrease)—Admiral Shares	(1,061)	(56)	(18,654)	(1,126)
Institutional Shares
Issued[1]	5,306	165	12,179	432
Issued in Lieu of Cash Distributions	1,721	54	2,233	71
Redeemed	(4,566)	(144)	(21,639)	(714)
Net Increase (Decrease)—Institutional Shares	2,461	75	(7,227)	(211)
1	Includes purchase fees for fiscal 2021 and 2020 of $335,000 and $662,000, respectively (fund totals).
G.	Management has determined that no events or transactions occurred subsequent to October 31, 2021, that would require recognition or disclosure in these financial statements.
37

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Whitehall Funds and Shareholders of Vanguard Emerging Markets Government Bond Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Emerging Markets Government Bond Index Fund (one of the funds constituting Vanguard Whitehall Funds, referred to hereafter as the "Fund") as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets foreach of the two years in the period ended October 31, 2021, including the related notes, and the financialhighlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 16, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
38

Special 2021 tax information (unaudited) for Vanguard Emerging Markets Government Bond Index Fund
This information for the fiscal year ended October 31, 2021, is included pursuant to provisions of the Internal Revenue Code.
The percentage of the ordinary dividends reported by the fund that is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 100%.
39

"Bloomberg®" and Bloomberg USD Emerging Markets Government RIC Capped Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The Emerging Markets Government Bond Index Fund is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Emerging Markets Government Bond Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Emerging Markets Government Bond Index Fund particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg USD Emerging Markets Government RIC Capped Index, which is determined, composed and calculated by BISL without regard to Vanguard or the Emerging Markets Government Bond Index Fund. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Emerging Markets Government Bond Index Fund into consideration in determining, composing or calculating the Bloomberg USD Emerging Markets Government RIC Capped Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Emerging Markets Government Bond Index Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Emerging Markets Government Bond Index Fund customers, in connection with the administration, marketing or trading of the Emerging Markets Government Bond Index Fund.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG USD EMERGING MARKETS GOVERNMENT RIC CAPPED INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE EMERGING MARKETS GOVERNMENT BOND INDEX FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG USD EMERGING MARKETS GOVERNMENT RIC CAPPED INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG USD EMERGING MARKETS GOVERNMENT RIC CAPPED INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS,AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE EMERGING MARKETS GOVERNMENT BOND INDEX FUND OR BLOOMBERG USD EMERGING MARKETS GOVERNMENT RIC CAPPED INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2021 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 214 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin
America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation.

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board
(2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. Mclsaac

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
© 2021 The Vanguard Group, Inc.
All rights reserved.
U.S. Patent Nos. 6,879,964 and 7,720,749.
Vanguard Marketing Corporation, Distributor.
Q11200 122021

Annual Report   |   October 31, 2021
Vanguard Global Minimum Volatility Fund

Contents
Your Fund’s Performance at a Glance	1
Advisor’s Report	2
About Your Fund’s Expenses	5
Performance Summary	7
Financial Statements	9
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	Vanguard Global Minimum Volatility Fund returned 18.51% for Investor Shares and 18.60% for Admiral Shares for the 12 months ended October 31, 2021, underperforming its benchmark, which returned 38.27%.
•	The global economy continued to recover from the sharp pandemic-induced contraction in the spring of 2020. Swift and extensive fiscal and monetary support from policymakers was a key to the rebound. Even amid concerns toward the end of the fiscal year about inflation and the prospect of less accommodative monetary policy, stock returns for the period were excellent.
•	Our positions in low-volatility stocks trailed significantly during the fiscal year. Although all 11 of the fund’s industry sectors detracted on a relative basis, real estate, utilities, and materials held up the best. By region, our positions in North America detracted the most.
•	The fund’s average volatility for the 12 months was nearly a third less than that of its benchmark.
•	The fund regularly uses derivatives to hedge portfolio risks. Its holdings in forward foreign currencies and futures detracted from performance.
Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	43.51%	22.01%	19.16%
Russell 2000 Index (Small-caps)	50.80	16.47	15.52
Russell 3000 Index (Broad U.S. market)	43.90	21.62	18.91
FTSE All-World ex US Index (International)	30.23	12.42	10.05
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-0.48%	5.63%	3.10%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.64	5.17	3.41
FTSE Three-Month U.S. Treasury Bill Index	0.05	1.08	1.12
CPI
Consumer Price Index	6.22%	3.03%	2.73%
1

Advisor’s Report
For the 12 months ended October 31, 2021, Vanguard Global Minimum Volatility Fund returned 18.51% for Investor Shares and 18.60% for Admiral Shares, with an annualized weekly volatility of 9.41%. Its benchmark, the FTSE Global All Cap Index (USD Hedged), returned 38.27%, with annualized weekly volatility of 13.90%. (To determine annualized weekly volatility, we calculate the standard deviation of weekly returns and multiply it by the square root of 52, the number of weeks in a year.)
Investment objective
Our objective is to create a portfolio that has broad equity exposure with less volatility than that of the global equity market. Our positions in low-volatility stocks delivered significant downside protection during the period, with the fund’s weekly volatility averaging about 23% less than that of its benchmark.
It is important to mention, as we have in the past, that we do not target a specific volatility level. Rather, we seek to provide an equity fund that has lower absolute risk than that of the broad global market. Thus, when the broad global equity market is experiencing periods of low volatility, you should expect this fund’s volatility to be much closer to that of its benchmark.
We recognize that equity-like returns are also an important outcome of an investment in this fund, but achieving a total return higher than the benchmark’s is not our objective. Although our research leads us to expect that, on average, a minimum volatility fund may hold up better than the overall global market in sharp downturns (while still experiencing losses), the fund should be expected to trail in strong bull markets. With that in mind, because the fund is expected to have a lower level of risk than the global equity market, you should not expect it to outperform the market over the long run.
We think a reasonable comparative performance measure for the fund over the long term is its risk-adjusted return. This can be calculated by dividing the portfolio’s total return for the period by the annualized standard deviation of monthly returns. Since inception, the risk-adjusted annual return for the fund was 0.89%, much more closely in line with the 0.93% risk-adjusted return of the benchmark.
Investment strategy
In building our portfolio, we use quantitative models that evaluate a variety of factors that drive a stock’s volatility. These fundamental drivers include risk factors such as growth, value, dividend yield, size, volatility, and liquidity. In addition, our process includes estimates of each stock’s correlation—or how its factors move in relation to one another. This approach allows us to make appropriate risk/diversification trade-offs without relying solely on volatility estimates.
We also consider the effect of currency exposure. We recognize that owning companies in foreign markets involves the risk of movements in exchange rates relative to the U.S. dollar. Because of this, an optimization process that focuses solely on volatilities tied to an investor’s

2

home currency will tend to overweight exposures to that currency.
We aim to avoid currency-specific exposures by focusing on equity volatilities and correlations measured in local currency terms. We use currency forward contracts to hedge the resulting exposure for U.S. investors. We believe that this process can further reduce the overall volatility of the portfolio in the long run.
Finally, we apply constraints to reduce stock, sector, and country concentration risk. We find that these constraints, which allow for broader diversification and liquidity, reduce unnecessarily high risk exposures without significantly affecting our ability to lower overall volatility. Drawing from about 7,700 stocks in the FTSE index, we construct a portfolio of about 300 to 350 stocks.
The benefits of our strategy become even clearer when you remove some of the noise caused by short-term reversals in daily and weekly returns, which can increase volatility levels, and focus on monthly returns. Since inception, the fund has delivered a 21% volatility discount relative to its benchmark.
The investment environment
The world economy’s recovery from the 2020 pandemic-induced contraction was quicker than many had expected. Countries that have been better at containing the virus have generally been more successful economically. Swift and extensive fiscal and monetary support from policymakers was also key to the rebound.
Even amid concerns toward the end of the fiscal year about inflation and the prospect of less accommodative monetary policy, stock returns were excellent. The FTSE All-World Index returned 37.59% for the 12 months.
Bond yields moved higher across much of the developed world amid concerns about inflation and the prospect that some developed-market central banks might scale back their bond-buying programs or raise interest rates.
The environment for commodities was one of the most attractive in years because of limited supply and increased demand worldwide. West Texas Intermediate Crude and natural gas, both of which were hit hard by a sharp drop in demand in 2020, recovered strongly over the 12 months. Safe-haven commodities, such as gold, lagged.
The fund’s successes and shortfalls
Our portfolio is designed to deliver equity-like returns with lower market volatility. Although the fund delivered significant downside protection during the 12 months, its performance trailed that of its benchmark. As markets recovered, investors took on more risk and low-volatility stocks fell out of favor relative to their higher-volatility counterparts.
At the sector level, our selection in health care, consumer discretionary, and consumer staples detracted the most.
3

Although all 11 of the fund’s industry sectors detracted on a relative basis, our positions in real estate, utilities, and materials held up the best.
Regionally, our positions in North America, which account for more than 50% of the fund’s holdings, hurt relative returns the most. Positions in the Pacific and Europe also detracted significantly.
We remain convinced in the fund's ability to deliver a strong risk/return profile over the long term. Despite the challenging environment since the pandemic, the fund has delivered a significant volatility discount to the market.
We expect our approach to portfolio construction to pay off in reduced volatility over the long run, and we will continue to focus patiently on its long-term risk-adjusted returns.
Portfolio Manager:
Antonio Picca
Vanguard Quantitative Equity Group
November 15, 2021
4

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
5

Six Months Ended October 31, 2021
	Beginning Account Value 4/30/2021	Ending Account Value 10/31/2021	Expenses Paid During Period
Based on Actual Fund Return
Global Minimum Volatility Fund
Investor Shares	$1,000.00	$1,035.60	$1.08
Admiral™ Shares	1,000.00	1,036.30	0.72
Based on Hypothetical 5% Yearly Return
Global Minimum Volatility Fund
Investor Shares	$1,000.00	$1,024.15	$1.07
Admiral Shares	1,000.00	1,024.50	0.71
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.21% for Investor Shares and 0.14% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
6

Global Minimum Volatility Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: December 12, 2013, Through October 31, 2021
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended October 31, 2021
	One Year	Five Years	Since Inception (12/12/2013)	Final Value of a $10,000 Investment
Global Minimum Volatility Fund Investor Shares	18.51%	8.38%	8.90%	$19,593
FTSE Global All Cap Index (USD Hedged)	38.27	15.36	12.12	24,644
“Since Inception” performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standard(s).

	One Year	Five Years	Since Inception (12/12/2013)	Final Value of a $50,000 Investment
Global Minimum Volatility Fund Admiral Shares	18.60%	8.45%	8.99%	$98,555
FTSE Global All Cap Index (USD Hedged)	38.27	15.36	12.12	123,218
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
7

Global Minimum Volatility Fund
Fund Allocation
As of October 31, 2021
United States	55.3%
Japan	10.7
Canada	5.6
Switzerland	4.4
Australia	4.0
United Kingdom	3.2
China	3.1
South Korea	2.4
India	1.9
Taiwan	1.8
Hong Kong	1.6
Other	6.0
The table reflects the fund’s investments, except for short-term investments and derivatives.
8

Global Minimum Volatility Fund
Financial Statements
Schedule of Investments
As of October 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.2%)
Australia (3.9%)
	Wesfarmers Ltd.	988,756	42,779
	Sonic Healthcare Ltd.	476,597	14,462
	Coles Group Ltd.	940,197	12,184
	ASX Ltd.	153,195	9,634
	Westpac Banking Corp.	354,265	6,892
	Woolworths Group Ltd.	232,057	6,684
	Commonwealth Bank of Australia	58,797	4,661
	Medibank Pvt Ltd.	1,672,849	4,204
	CSL Ltd.	17,748	4,039
	APA Group	314,610	1,952
	BWP Trust	222,026	711
			108,202
Belgium (0.3%)
	Etablissements Franz Colruyt NV	137,878	6,770
	Elia Group SA	11,876	1,385
	Sofina SA	3,011	1,332
			9,487
Canada (5.6%)
[1]	Royal Bank of Canada	435,936	45,376
[1]	Emera Inc.	448,746	20,878
	Franco-Nevada Corp.	93,007	13,271
	BCE Inc.	226,127	11,641
	Fortis Inc. (XTSE)	212,031	9,438
	TELUS Corp.	382,749	8,780
	Metro Inc.	159,857	8,043
[2]	Hydro One Ltd.	299,979	7,167
	Intact Financial Corp.	46,530	6,238
	Constellation Software Inc.	2,727	4,793
	George Weston Ltd.	40,068	4,329
	Quebecor Inc. Class B	123,484	3,147
	Loblaw Cos. Ltd.	33,958	2,554
	Dollarama Inc.	56,109	2,536
	TMX Group Ltd.	19,420	2,103
	Rogers Communications Inc. Class B	28,901	1,344
	Cogeco Communications Inc.	13,065	1,122
			152,760
China (3.1%)
*	JD.com Inc. Class A	322,862	12,639
*	Alibaba Group Holding Ltd.	608,188	12,506
	ZTO Express Cayman Inc. ADR	408,155	11,971
		Shares	Market Value• ($000)
	Ping An Insurance Group Co. of China Ltd. Class H	1,353,500	9,695
	NetEase Inc.	475,905	9,232
	Tencent Holdings Ltd.	124,300	7,561
	China Merchants Bank Co. Ltd. Class H	686,000	5,749
	China Shenhua Energy Co. Ltd. Class H	1,440,500	3,098
[2]	Longfor Group Holdings Ltd.	616,000	2,980
	China Overseas Land & Investment Ltd.	1,212,500	2,674
	ENN Energy Holdings Ltd.	80,000	1,378
	Anhui Conch Cement Co. Ltd. Class H	240,000	1,187
*,2	China Literature Ltd.	169,200	1,174
	China Resources Land Ltd.	258,000	1,002
	New China Life Insurance Co. Ltd. Class H	298,200	860
	China Gas Holdings Ltd.	303,000	756
			84,462
Denmark (0.8%)
	Coloplast A/S Class B	111,474	18,206
	Chr Hansen Holding A/S	18,965	1,510
	Tryg A/S	50,160	1,190
			20,906
Finland (0.5%)
	Kone OYJ Class B	191,352	13,050
	Elisa OYJ	28,749	1,735
			14,785
France (0.1%)
	Vivendi SE	256,281	3,302
Germany (0.4%)
	Symrise AG Class A	38,459	5,320
	Knorr-Bremse AG	32,823	3,464
	Fielmann AG	33,003	2,176
			10,960
Hong Kong (1.6%)
	CLP Holdings Ltd.	1,926,850	18,866
	Power Assets Holdings Ltd.	2,036,500	12,446
	Hang Seng Bank Ltd.	344,500	6,546
	Want Want China Holdings Ltd.	2,935,000	2,276
	Chow Tai Fook Jewellery Group Ltd.	922,800	1,882
9

Global Minimum Volatility Fund
		Shares	Market Value• ($000)
	Tingyi Cayman Islands Holding Corp.	638,000	1,191
	CK Infrastructure Holdings Ltd.	98,000	591
			43,798
India (1.9%)
[3]	Infosys Ltd. ADR	1,331,992	29,677
	Dr Reddy's Laboratories Ltd. ADR	215,432	13,236
	ICICI Bank Ltd. ADR	275,553	5,828
	Wipro Ltd. ADR	257,275	2,305
[2]	Reliance Industries Ltd. GDR	28,000	1,906
			52,952
Indonesia (0.2%)
	Telkom Indonesia Persero Tbk PT ADR	229,012	6,021
Israel (0.1%)
	Bank Hapoalim BM	210,697	2,075
	Bank Leumi Le-Israel BM	140,420	1,342
			3,417
Italy (0.5%)
	DiaSorin SpA	17,085	3,862
	Terna - Rete Elettrica Nazionale	486,458	3,625
	Snam SpA (MTAA)	351,100	1,989
	UnipolSai Assicurazioni SpA	656,555	1,901
	Hera SpA	270,095	1,105
			12,482
Japan (10.6%)
	Softbank Corp.	3,078,400	42,019
	FUJIFILM Holdings Corp.	453,000	35,007
	Chugai Pharmaceutical Co. Ltd.	621,600	23,241
	Japan Tobacco Inc.	930,100	18,259
	Yamada Denki Co. Ltd.	4,174,500	15,952
	SG Holdings Co. Ltd.	490,900	12,327
	Shimano Inc.	38,800	10,826
	Secom Co. Ltd.	117,900	8,037
	Toyo Suisan Kaisha Ltd.	178,300	7,683
	Pan Pacific International Holdings Corp.	342,000	7,181
	Sawai Group Holdings Co. Ltd.	162,600	7,173
	Japan Post Bank Co. Ltd.	804,500	6,277
	Tokyo Gas Co. Ltd.	323,600	5,615
	Kagome Co. Ltd.	221,000	5,608
	KDDI Corp.	167,800	5,131
	Chubu Electric Power Co. Inc.	481,200	4,981
	Chugoku Electric Power Co. Inc.	530,500	4,400
	ITOCHU Corp.	148,800	4,244
	Odakyu Electric Railway Co. Ltd.	193,100	4,186
	Toho Co. Ltd. (XTKS)	85,400	4,012
*	Kintetsu Group Holdings Co. Ltd.	121,500	3,825
	Oracle Corp. Japan	38,200	3,615
	ABC-Mart Inc.	72,300	3,475
	Japan Exchange Group Inc.	146,719	3,474
	Keio Corp.	67,200	3,392
	Lion Corp.	190,900	3,179
	Osaka Gas Co. Ltd.	183,900	2,964
		Shares	Market Value• ($000)
	Square Enix Holdings Co. Ltd.	50,300	2,755
	Nitori Holdings Co. Ltd.	12,900	2,370
	Calbee Inc.	81,300	2,095
	Ezaki Glico Co. Ltd.	55,400	2,011
*	Skylark Holdings Co. Ltd.	144,800	1,962
	Nagoya Railroad Co. Ltd.	114,200	1,887
	Hoshizaki Corp.	22,300	1,875
	Toho Gas Co. Ltd.	62,100	1,840
*	Hitachi Metals Ltd.	93,700	1,774
	MOS Food Services Inc.	60,500	1,687
	Asahi Intecc Co. Ltd.	63,300	1,669
	Mitsubishi Materials Corp.	78,000	1,514
	Capcom Co. Ltd.	49,600	1,335
	Idemitsu Kosan Co. Ltd.	45,400	1,240
*	PeptiDream Inc.	48,800	1,180
	Obic Co. Ltd.	6,000	1,110
	KYORIN Holdings Inc.	68,600	1,054
	Koei Tecmo Holdings Co. Ltd.	21,320	992
	Shizuoka Bank Ltd.	97,400	784
	Seven Bank Ltd.	361,800	765
	Nissin Foods Holdings Co. Ltd.	9,500	726
	Kewpie Corp.	32,500	713
	Hamamatsu Photonics KK	11,400	677
	Tobu Railway Co. Ltd.	25,400	632
	Medipal Holdings Corp.	34,900	631
	Lawson Inc.	12,400	600
			291,961
Mexico (0.3%)
	America Movil SAB de CV Class L ADR	435,551	7,744
Netherlands (0.2%)
	Universal Music Group NV	92,179	2,676
	Koninklijke Vopak NV	52,061	2,072
			4,748
New Zealand (0.2%)
	Fisher & Paykel Healthcare Corp. Ltd.	247,537	5,546
Norway (0.4%)
	Orkla ASA	1,235,937	12,021
Russia (0.8%)
	Sberbank of Russia PJSC ADR	862,847	17,304
	Mobile TeleSystems PJSC ADR	240,224	2,208
	Polyus PJSC (Registered) GDR	12,378	1,224
			20,736
Singapore (0.6%)
	Oversea-Chinese Banking Corp. Ltd.	1,071,748	9,369
	Singapore Exchange Ltd.	921,100	6,611
	United Overseas Bank Ltd.	30,800	612
			16,592
South Korea (2.4%)
	Samsung Electronics Co. Ltd. Preference Shares	317,530	17,444
	Korea Zinc Co. Ltd.	33,479	15,414
	KT&G Corp.	221,331	15,373
	NAVER Corp.	24,924	8,666
[2]	Netmarble Corp.	28,263	2,993
*	Studio Dragon Corp.	25,228	1,864

10

Global Minimum Volatility Fund
		Shares	Market Value• ($000)
	Maeil Dairies Co. Ltd.	30,457	1,838
*	CJ Logistics Corp.	10,592	1,288
	LEENO Industrial Inc.	7,402	1,085
	SSANGYONG C&E Co. Ltd.	108,382	731
			66,696
Spain (0.4%)
	Ferrovial SA	210,582	6,648
[1]	Naturgy Energy Group SA	78,909	2,074
	Red Electrica Corp. SA	57,686	1,201
			9,923
Sweden (0.2%)
	ICA Gruppen AB	128,612	6,655
Switzerland (4.4%)
	Swisscom AG (Registered)	68,772	37,448
	Givaudan SA (Registered)	5,403	25,459
	Schindler Holding AG Ptg. Ctf.	53,265	13,870
	Roche Holding AG	31,270	12,114
	Roche Holding AG (Bearer)	17,135	7,370
	Kuehne + Nagel International AG (Registered)	22,805	7,182
	EMS-Chemie Holding AG (Registered)	4,461	4,425
[2]	Galenica AG	29,325	2,148
	SGS SA (Registered)	681	2,016
	Allreal Holding AG (Registered)	9,242	1,955
	Chocoladefabriken Lindt & Spruengli AG Ptg. Ctf.	158	1,863
[1]	Stadler Rail AG	32,435	1,424
	Geberit AG (Registered)	1,776	1,387
	Banque Cantonale Vaudoise (Registered)	13,949	1,123
			119,784
Taiwan (1.7%)
	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	374,437	42,573
	Chunghwa Telecom Co. Ltd. ADR	142,247	5,619
			48,192
United Kingdom (3.2%)
	GlaxoSmithKline plc	836,626	17,369
	Halma plc	422,747	17,144
	National Grid plc	1,027,379	13,154
	Admiral Group plc	286,496	11,254
	Rightmove plc	833,125	7,875
	Tate & Lyle plc	601,850	5,333
	B&M European Value Retail SA	475,983	4,124
	Sage Group plc	308,425	3,000
	Croda International plc	21,919	2,837
	Spirax-Sarco Engineering plc	9,281	1,981
	Severn Trent plc	50,239	1,881
	Polymetal International plc	42,099	778
	Smiths Group plc	422	8
			86,738
United States (54.8%)
	Microsoft Corp.	152,425	50,547
[3]	Merck & Co. Inc.	567,312	49,952
[3]	Republic Services Inc. Class A	364,076	49,005
*	Tyler Technologies Inc.	88,075	47,844
		Shares	Market Value• ($000)
[3]	Cisco Systems Inc.	805,222	45,068
[3]	Johnson & Johnson	275,603	44,890
	CH Robinson Worldwide Inc.	457,377	44,361
[3]	Walmart Inc.	290,948	43,473
	Amdocs Ltd.	549,526	42,775
[3]	Gilead Sciences Inc.	641,520	41,622
	Amgen Inc.	198,278	41,038
	AptarGroup Inc.	338,186	40,846
	Verizon Communications Inc.	750,637	39,776
[3]	Church & Dwight Co. Inc.	424,387	37,074
	Dollar General Corp.	164,519	36,444
	Chemed Corp.	75,519	36,419
*,4	Equity Commonwealth	1,169,914	30,336
	Oracle Corp.	306,177	29,375
	Electronic Arts Inc.	206,223	28,923
	Waste Management Inc.	176,528	28,285
	Brown & Brown Inc.	427,449	26,976
[3]	Colgate-Palmolive Co.	340,669	25,956
	Intercontinental Exchange Inc.	187,138	25,911
	Broadridge Financial Solutions Inc.	141,044	25,164
*	Black Knight Inc.	336,990	23,626
[3]	Hormel Foods Corp.	479,971	20,312
	Citrix Systems Inc.	211,063	19,994
	Becton Dickinson and Co.	81,291	19,477
	Hawaiian Electric Industries Inc.	476,990	19,347
*	Vertex Pharmaceuticals Inc.	104,477	19,321
[3]	Clorox Co.	112,867	18,398
	Service Corp. International	239,307	16,390
	Comcast Corp. Class A	292,110	15,023
	Maximus Inc.	177,601	15,020
	Procter & Gamble Co.	102,542	14,663
	IDACORP Inc.	139,874	14,592
	Expeditors International of Washington Inc.	115,801	14,274
*	Amazon.com Inc.	4,223	14,242
	Baxter International Inc.	174,844	13,806
	White Mountains Insurance Group Ltd.	12,359	13,039
	Yum China Holdings Inc.	227,579	12,990
	Houlihan Lokey Inc. Class A	114,011	12,778
	Sonoco Products Co.	217,116	12,582
	Flowers Foods Inc.	493,553	12,215
	Washington Federal Inc.	345,197	12,206
*	Alphabet Inc. Class C	3,645	10,809
	United Parcel Service Inc. Class B	49,567	10,581
	Silgan Holdings Inc.	262,040	10,534
	Graco Inc.	138,033	10,377
*	Incyte Corp.	153,081	10,253
	Roper Technologies Inc.	20,106	9,809
	Kaiser Aluminum Corp.	94,422	9,172
	Premier Inc. Class A	233,733	9,104
*	Check Point Software Technologies Ltd.	68,357	8,176
	Consolidated Edison Inc.	99,603	7,510
*	Charter Communications Inc. Class A	10,574	7,136
	Landstar System Inc.	39,853	7,007
	Rollins Inc.	193,485	6,817
	Texas Instruments Inc.	35,968	6,743

11

Global Minimum Volatility Fund
		Shares	Market Value• ($000)
	Commerce Bancshares Inc.	94,644	6,673
	Bristol-Myers Squibb Co.	113,492	6,628
	Murphy USA Inc.	40,333	6,572
	American States Water Co.	68,140	6,190
	Royal Gold Inc.	62,244	6,163
	3M Co.	33,130	5,920
	Jack Henry & Associates Inc.	33,464	5,571
	Capitol Federal Financial Inc.	425,158	5,157
	NewMarket Corp.	15,088	5,130
	Target Corp.	18,091	4,697
*	United Therapeutics Corp.	23,529	4,488
	WEC Energy Group Inc.	48,179	4,339
	California Water Service Group	70,926	4,318
	Lancaster Colony Corp.	22,161	3,767
	Motorola Solutions Inc.	14,726	3,661
	Toro Co.	38,294	3,656
*	FTI Consulting Inc.	24,611	3,542
	TFS Financial Corp.	159,770	3,109
*	Adobe Inc.	4,771	3,103
	Dolby Laboratories Inc. Class A	33,935	2,998
*	Netflix Inc.	4,208	2,905
	Progressive Corp.	30,603	2,904
	Ameren Corp.	33,145	2,794
	Cerner Corp.	36,375	2,702
*	Regeneron Pharmaceuticals Inc.	4,050	2,592
	Balchem Corp.	16,786	2,570
	WD-40 Co.	9,565	2,171
*	Vir Biotechnology Inc.	55,003	2,075
	Pfizer Inc.	43,863	1,919
	Atmos Energy Corp.	20,078	1,850
	NorthWestern Corp.	31,310	1,780
	PS Business Parks Inc.	8,148	1,448
	ALLETE Inc.	23,383	1,439
*	Terminix Global Holdings Inc.	34,788	1,408
	Werner Enterprises Inc.	28,950	1,312
	Hanover Insurance Group Inc.	10,025	1,263
	Marsh & McLennan Cos. Inc.	7,371	1,230
*	Corcept Therapeutics Inc.	60,919	1,097
	Genpact Ltd.	21,670	1,069
		Shares	Market Value• ($000)
	Activision Blizzard Inc.	11,255	880
*	Qualys Inc.	6,018	749
	Avangrid Inc.	14,027	739
	BWX Technologies Inc.	12,668	719
	Avista Corp.	17,090	680
	National Fuel Gas Co.	11,322	650
*	Liberty Broadband Corp. Class C	3,699	601
	Vector Group Ltd.	44,521	590
			1,508,201
Total Common Stocks (Cost $2,243,806)			2,729,071
Temporary Cash Investments (2.7%)
Money Market Fund (2.7%)
[5,6]	Vanguard Market Liquidity Fund, 0.070% (Cost $72,759)	727,588	72,759
Total Investments (101.9%) (Cost $2,316,565)			2,801,830
Other Assets and Liabilities—Net (-1.9%)			(51,987)
Net Assets (100%)			2,749,843
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $65,330,000.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2021, the aggregate value was $18,368,000, representing 0.7% of net assets.
3	Securities with a value of $15,553,000 have been segregated as collateral for open forward currency contracts.
4	Securities with a value of $1,134,000 have been segregated as initial margin for open futures contracts.
5	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6	Collateral of $70,254,000 was received for securities on loan.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
Ptg. Ctf.—Participating Certificates.

12

Global Minimum Volatility Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2021	37	8,505	31
Euro Stoxx 50 Index	December 2021	6	294	6
FTSE 100 Index	December 2021	12	1,186	36
S&P ASX 200 Index	December 2021	6	822	(14)
Topix Index	December 2021	9	1,573	(41)
				18

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty		Receive		Deliver
Toronto-Dominion Bank	11/15/21	USD	101,277	AUD	138,908	—	(3,224)
Deutsche Bank AG	11/15/21	USD	148,423	CAD	186,330	—	(2,133)
Royal Bank of Canada	11/15/21	USD	1,038	CAD	1,304	—	(16)
Deutsche Bank AG	11/15/21	USD	120,599	CHF	111,867	—	(1,627)
Goldman Sachs International	11/15/21	USD	5,983	CNH	38,691	—	(48)
State Street Bank & Trust Co.	11/15/21	USD	20,115	DKK	128,956	69	—
State Street Bank & Trust Co.	11/15/21	USD	63,574	EUR	54,796	211	—
Goldman Sachs International	11/15/21	USD	1,463	EUR	1,261	5	—
Goldman Sachs International	11/15/21	USD	84,678	GBP	62,110	—	(324)
Royal Bank of Canada	11/15/21	USD	1,365	GBP	1,001	—	(6)
Citibank, N.A.	11/15/21	USD	87,657	HKD	682,280	—	(37)
BNP Paribas	11/15/21	USD	5,583	IDR	79,677,364	—	(33)
Goldman Sachs International	11/15/21	USD	298	IDR	4,253,751	—	(2)
Barclays Bank plc	11/15/21	USD	2,804	ILS	9,064	—	(60)
Deutsche Bank AG	11/15/21	USD	653	ILS	2,111	—	(14)
Deutsche Bank AG	11/15/21	USD	49,271	INR	3,683,536	164	—
Toronto-Dominion Bank	11/15/21	USD	300,011	JPY	33,417,335	6,782	—
Deutsche Bank AG	11/15/21	USD	69,577	KRW	82,602,633	—	(1,081)
Toronto-Dominion Bank	11/16/21	USD	7,638	MXN	158,215	—	(28)
BNP Paribas	11/15/21	USD	11,229	NOK	95,795	—	(110)
Goldman Sachs International	11/15/21	USD	263	NOK	2,243	—	(3)
Citibank, N.A.	11/15/21	USD	5,314	NZD	7,629	—	(152)
BNP Paribas	11/15/21	USD	119	PLN	472	—	—
Deutsche Bank AG	11/15/21	USD	17,312	RUB	1,263,279	—	(454)
Goldman Sachs International	11/15/21	USD	2,332	RUB	170,140	—	(61)
Citibank, N.A.	11/15/21	USD	5,961	SEK	52,068	—	(103)
13

Global Minimum Volatility Fund
Forward Currency Contracts (continued)
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty		Receive		Deliver
State Street Bank & Trust Co.	11/15/21	USD	15,873	SGD	21,545	—	(102)
Citibank, N.A.	11/15/21	USD	47,694	TWD	1,329,572	—	(117)
						7,231	(9,735)
AUD—Australian dollar.
CAD—Canadian dollar.
CHF—Swiss franc.
CNH—Chinese yuan (offshore).
DKK—Danish krone.
EUR—euro.
GBP—British pound.
HKD—Hong Kong dollar.
IDR—Indonesian rupiah.
ILS—Israeli shekel.
INR—Indian rupee.
JPY—Japanese yen.
KRW—Korean won.
MXN—Mexican peso.
NOK—Norwegian krone.
NZD—New Zealand dollar.
PLN—Polish zloty.
RUB—Russian ruble.
SEK—Swedish krona.
SGD—Singapore dollar.
TWD—Taiwanese dollar.
USD—U.S. dollar.
At October 31, 2021, the counterparties had deposited in segregated accounts securities with a value of $22,000 and cash of $1,889,000 in connection with open forward currency contracts.
See accompanying Notes, which are an integral part of the Financial Statements.
14

Global Minimum Volatility Fund
Statement of Assets and Liabilities
As of October 31, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $2,243,806)	2,729,071
Affiliated Issuers (Cost $72,759)	72,759
Total Investments in Securities	2,801,830
Investment in Vanguard	92
Foreign Currency, at Value (Cost $1,690)	1,713
Receivables for Investment Securities Sold	12,955
Receivables for Accrued Income	6,915
Receivables for Capital Shares Issued	1,024
Unrealized Appreciation—Forward Currency Contracts	7,231
Total Assets	2,831,760
Liabilities
Due to Custodian	410
Payables for Investment Securities Purchased	30
Collateral for Securities on Loan	70,254
Payables for Capital Shares Redeemed	1,268
Payables to Vanguard	179
Variation Margin Payable—Futures Contracts	41
Unrealized Depreciation—Forward Currency Contracts	9,735
Total Liabilities	81,917
Net Assets	2,749,843
At October 31, 2021, net assets consisted of:

Paid-in Capital	2,266,634
Total Distributable Earnings (Loss)	483,209
Net Assets	2,749,843

Investor Shares—Net Assets
Applicable to 20,305,613 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	301,065
Net Asset Value Per Share—Investor Shares	$14.83

Admiral Shares—Net Assets
Applicable to 82,546,991 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,448,778
Net Asset Value Per Share—Admiral Shares	$29.67

See accompanying Notes, which are an integral part of the Financial Statements.
15

Global Minimum Volatility Fund
Statement of Operations

Year Ended October 31, 2021
($000)
Investment Income
Income
Dividends[1]	52,854
Non-Cash Dividends	5,931
Interest[2]	7
Securities Lending—Net	398
Total Income	59,190
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,245
Management and Administrative—Investor Shares	489
Management and Administrative—Admiral Shares	2,362
Marketing and Distribution—Investor Shares	25
Marketing and Distribution—Admiral Shares	102
Custodian Fees	136
Auditing Fees	44
Shareholders’ Reports—Investor Shares	7
Shareholders’ Reports—Admiral Shares	19
Trustees’ Fees and Expenses	1
Total Expenses	4,430
Net Investment Income	54,760
Realized Net Gain (Loss)
Investment Securities Sold[2]	234,709
Futures Contracts	7,602
Forward Currency Contracts	(38,738)
Foreign Currencies	39,091
Realized Net Gain (Loss)	242,664
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	241,739
Futures Contracts	276
Forward Currency Contracts	(2,229)
Foreign Currencies	(76)
Change in Unrealized Appreciation (Depreciation)	239,710
Net Increase (Decrease) in Net Assets Resulting from Operations	537,134
1	Dividends are net of foreign withholding taxes of $4,728,000.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $7,000, $0, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
16

Global Minimum Volatility Fund
Statement of Changes in Net Assets

	Year Ended October 31,
	2021 ($000)	2020 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	54,760	83,228
Realized Net Gain (Loss)	242,664	(321,050)
Change in Unrealized Appreciation (Depreciation)	239,710	(178,594)
Net Increase (Decrease) in Net Assets Resulting from Operations	537,134	(416,416)
Distributions
Investor Shares	(6,959)	(29,323)
Admiral Shares	(62,342)	(162,618)
Total Distributions	(69,301)	(191,941)
Capital Share Transactions
Investor Shares	(87,211)	(211,512)
Admiral Shares	(793,086)	(143,818)
Net Increase (Decrease) from Capital Share Transactions	(880,297)	(355,330)
Total Increase (Decrease)	(412,464)	(963,687)
Net Assets
Beginning of Period	3,162,307	4,125,994
End of Period	2,749,843	3,162,307

See accompanying Notes, which are an integral part of the Financial Statements.
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Global Minimum Volatility Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.77	$14.71	$13.78	$13.57	$11.92
Investment Operations
Net Investment Income[1]	.252	.293	.428	.374	.324
Net Realized and Unrealized Gain (Loss) on Investments	2.085	(1.571)	1.403	.148	1.650
Total from Investment Operations	2.337	(1.278)	1.831	.522	1.974
Distributions
Dividends from Net Investment Income	(.277)	(.397)	(.300)	(.312)	(.324)
Distributions from Realized Capital Gains	—	(.265)	(.601)	—	—
Total Distributions	(.277)	(.662)	(.901)	(.312)	(.324)
Net Asset Value, End of Period	$14.83	$12.77	$14.71	$13.78	$13.57
Total Return[2]	18.51%	-9.22%	14.41%	3.89%	16.93%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$301	$338	$643	$515	$539
Ratio of Total Expenses to Average Net Assets	0.21%	0.21%	0.21%	0.23%	0.25%
Ratio of Net Investment Income to Average Net Assets	1.77%	2.16%	3.09%	2.66%	2.54%
Portfolio Turnover Rate	24%	58%	46%	24%	37%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.
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Global Minimum Volatility Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$25.56	$29.45	$27.58	$27.15	$23.86
Investment Operations
Net Investment Income[1]	.520	.608	.878	.758	.668
Net Realized and Unrealized Gain (Loss) on Investments	4.177	(3.155)	2.819	.297	3.295
Total from Investment Operations	4.697	(2.547)	3.697	1.055	3.963
Distributions
Dividends from Net Investment Income	(.587)	(.812)	(.624)	(.625)	(.673)
Distributions from Realized Capital Gains	—	(.531)	(1.203)	—	—
Total Distributions	(.587)	(1.343)	(1.827)	(.625)	(.673)
Net Asset Value, End of Period	$29.67	$25.56	$29.45	$27.58	$27.15
Total Return[2]	18.60%	-9.18%	14.54%	3.93%	16.99%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,449	$2,824	$3,483	$2,542	$1,699
Ratio of Total Expenses to Average Net Assets	0.14%	0.14%	0.14%	0.15%	0.17%
Ratio of Net Investment Income to Average Net Assets	1.83%	2.26%	3.16%	2.74%	2.62%
Portfolio Turnover Rate	24%	58%	46%	24%	37%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.
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Global Minimum Volatility Fund
Notes to Financial Statements
Vanguard Global Minimum Volatility Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk and volatility associated with investment in securities denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposure. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and
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Global Minimum Volatility Fund
clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended October 31, 2021, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended October 31, 2021, the fund’s average investment in forward currency contracts represented 48% of net assets, based on the average of the notional amounts at each quarter-end during the period.
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Global Minimum Volatility Fund
5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow
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Global Minimum Volatility Fund
money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended October 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the fund's understanding of the applicable countries' tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2021, the fund had contributed to Vanguard capital in the amount of $92,000, representing less than 0.01% of the fund’s net assets and 0.04% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
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Global Minimum Volatility Fund
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—International	279,942	940,928	—	1,220,870
Common Stocks—United States	1,508,201	—	—	1,508,201
Temporary Cash Investments	72,759	—	—	72,759
Total	1,860,902	940,928	—	2,801,830
Derivative Financial Instruments
Assets
Futures Contracts[1]	73	—	—	73
Forward Currency Contracts	—	7,231	—	7,231
Total	73	7,231	—	7,304
Liabilities
Futures Contracts[1]	55	—	—	55
Forward Currency Contracts	—	9,735	—	9,735
Total	55	9,735	—	9,790
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
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Global Minimum Volatility Fund
D.At October 31, 2021, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:
Statement of Assets and Liabilities	Equity Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Unrealized Appreciation—Futures Contracts[1]	73	—	73
Unrealized Appreciation—Forward Currency Contracts	—	7,231	7,231
Total Assets	73	7,231	7,304

Unrealized Depreciation—Futures Contracts[1]	55	—	55
Unrealized Depreciation—Forward Currency Contracts	—	9,735	9,735
Total Liabilities	55	9,735	9,790
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2021, were:
Realized Net Gain (Loss) on Derivatives	Equity Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Futures Contracts	7,602	—	7,602
Forward Currency Contracts	—	(38,738)	(38,738)
Realized Net Gain (Loss) on Derivatives	7,602	(38,738)	(31,136)
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	276	—	276
Forward Currency Contracts	—	(2,229)	(2,229)
Change in Unrealized Appreciation (Depreciation) on Derivatives	276	(2,229)	(1,953)
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and passive foreign investment companies were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the recognition of unrealized gains
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Global Minimum Volatility Fund
from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	82,128
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(82,638)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	483,719
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	69,301	115,986
Long-Term Capital Gains	—	75,955
Total	69,301	191,941
*	Includes short-term capital gains, if any.
As of October 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	2,317,877
Gross Unrealized Appreciation	582,582
Gross Unrealized Depreciation	(98,908)
Net Unrealized Appreciation (Depreciation)	483,674
F.	During the year ended October 31, 2021, the fund purchased $706,983,000 of investment securities and sold $1,587,969,000 of investment securities, other than temporary cash investments.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended October 31, 2021, such purchases were $0 and sales were $1,425,000, resulting in net realized gain of $141,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
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Global Minimum Volatility Fund
G.	Capital share transactions for each class of shares were:

	Year Ended October 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	49,143	3,454	140,652	10,097
Issued in Lieu of Cash Distributions	6,352	470	27,070	1,872
Redeemed	(142,706)	(10,122)	(379,234)	(29,187)
Net Increase (Decrease)—Investor Shares	(87,211)	(6,198)	(211,512)	(17,218)
Admiral Shares
Issued	439,983	15,585	1,114,310	41,948
Issued in Lieu of Cash Distributions	55,463	2,050	143,670	4,966
Redeemed	(1,288,532)	(45,588)	(1,401,798)	(54,668)
Net Increase (Decrease)—Admiral Shares	(793,086)	(27,953)	(143,818)	(7,754)
H.	Management has determined that no events or transactions occurred subsequent to October 31, 2021, that would require recognition or disclosure in these financial statements.
27

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Whitehall Funds and Shareholders of Vanguard Global Minimum Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Global Minimum Volatility Fund (one of the funds constituting Vanguard Whitehall Funds, referred to hereafter as the "Fund") as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from the transfer agent or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 17, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
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Special 2021 tax information (unaudited) for Vanguard Global Minimum Volatility Fund
This information for the fiscal year ended October 31, 2021, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $62,896,000 of qualified dividend income to shareholders during the fiscal year.
The fund distributed $6,403,000 of qualified business income to shareholders during the fiscal year.
For corporate shareholders, 28.1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 214 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin
America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation.

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board
(2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. Mclsaac

Connect with Vanguard®>vanguard.com
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.
© 2021 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q11940 122021

Annual Report   |   October 31, 2021
Vanguard International Dividend Index Funds
Vanguard International Dividend Appreciation Index Fund
Vanguard International High Dividend Yield Index Fund

Contents
Your Fund’s Performance at a Glance	1
About Your Fund’s Expenses	2
International Dividend Appreciation Index Fund	4
International High Dividend Yield Index Fund	28
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended October 31, 2021, Vanguard International Dividend Appreciation Index returned 29.93% for ETF Shares (based on net asset value) and 29.31% for Admiral Shares. Vanguard International High Dividend Yield Index Fund returned 39.55% for ETF Shares and 38.91% for Admiral Shares.
•	The funds returned less than their benchmarks in part because of differences in the prices of securities used by the funds to calculate their net asset value and the quoted or published prices for the same securities.[1] Differences in the way the indexes and the funds treat certain capital gains also played a role.
•	Of the major regional sectors, Europe was the biggest contributor to returns for both funds.
•	All 10 industry sectors recorded positive returns for the fiscal year. Industrial stocks contributed most to returns for the International Dividend Appreciation Index Fund. In the International High Dividend Yield Index Fund, financial stocks had the largest sector weighting and made the largest contribution to performance.
Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	43.51%	22.01%	19.16%
Russell 2000 Index (Small-caps)	50.80	16.47	15.52
Russell 3000 Index (Broad U.S. market)	43.90	21.62	18.91
FTSE All-World ex US Index (International)	30.23	12.42	10.05
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-0.48%	5.63%	3.10%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.64	5.17	3.41
FTSE Three-Month U.S. Treasury Bill Index	0.05	1.08	1.12
CPI
Consumer Price Index	6.22%	3.03%	2.73%

Fund returns are adjusted to reflect the 0.25% fee on purchases and redemptions. The fees do not apply to the ETF Shares.
1 See Note A-1, “Security Valuation,” in the Notes to Financial Statements.

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended October 31, 2021
	Beginning Account Value 4/30/2021	Ending Account Value 10/31/2021	Expenses Paid During Period
Based on Actual Fund Return
International Dividend Appreciation Index Fund
ETF Shares	$1,000.00	$1,070.30	$0.63
Admiral™ Shares	1,000.00	1,070.30	0.73
International High Dividend Yield Index Fund
ETF Shares	$1,000.00	$1,038.20	$1.03
Admiral Shares	1,000.00	1,038.30	0.98
Based on Hypothetical 5% Yearly Return
International Dividend Appreciation Index Fund
ETF Shares	$1,000.00	$1,024.60	$0.61
Admiral Shares	1,000.00	1,024.50	0.71
International High Dividend Yield Index Fund
ETF Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.25	0.97
The calculations are based on expenses incurred in the most recent six-month period. The funds' annualized six-month expense ratios for that period are: for the International Dividend Appreciation Index Fund, 0.12% for ETF Shares and 0.14% for Admiral Shares; and for the International High Dividend Yield Index Fund, 0.20% for ETF Shares and 0.19% for Admiral Shares. The dollar amounts shown as “Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

International Dividend Appreciation Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: February 25, 2016, Through October 31, 2021
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended October 31, 2021
	One Year	Five Years	Since Inception (2/25/2016)	Final Value of a $10,000 Investment
International Dividend Appreciation Index Fund ETF Shares Net Asset Value	29.93%	12.37%	12.62%	$19,640
International Dividend Appreciation Index Fund ETF Shares Market Price	30.07	12.36	12.68	19,704
Spliced S&P Global Ex-U.S. Dividend Growers Index	30.70	12.61	12.98	20,003
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
Spliced S&P Global Ex-U.S. Dividend Growers Index: NASDAQ International Dividend Achievers Select Index through September 19, 2021; S&P Global Ex-U.S. Dividend Growers Index thereafter.

	One Year	Five Years	Since Inception (3/2/2016)	Final Value of a $10,000 Investment
International Dividend Appreciation Index Fund Admiral Shares	29.31%	12.26%	12.00%	$18,998
Spliced S&P Global Ex-U.S. Dividend Growers Index	30.70	12.61	12.43	19,417
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standard(s).
Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases and redemptions. The fees do not apply to the ETF Shares.
See Financial Highlights for dividend and capital gains information.

International Dividend Appreciation Index Fund
Cumulative Returns of ETF Shares: February 25, 2016, Through October 31, 2021
	One Year	Five Years	Since Inception (2/25/2016)
International Dividend Appreciation Index Fund ETF Shares Market Price	30.07%	79.08%	97.04%
International Dividend Appreciation Index Fund ETF Shares Net Asset Value	29.93	79.14	96.40
Spliced S&P Global Ex-U.S. Dividend Growers Index	30.70	81.07	100.03
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.
Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases and redemptions. The fees do not apply to the ETF Shares.

International Dividend Appreciation Index Fund
Fund Allocation
As of October 31, 2021
Japan	17.7%
Switzerland	16.9
Canada	12.4
United Kingdom	8.5
India	7.1
Denmark	6.2
Germany	5.7
China	5.1
Hong Kong	4.2
Australia	3.2
France	2.9
Sweden	2.2
South Korea	1.2
Indonesia	1.1
Other	5.6
The table reflects the fund’s investments, except for short-term investments and derivatives.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.

International Dividend Appreciation Index Fund
Financial Statements
Schedule of Investments
As of October 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value• ($000)
Common Stocks (99.4%)
Australia (3.2%)
CSL Ltd.	460,172	104,708
Sonic Healthcare Ltd.	476,686	14,465
Domino's Pizza Enterprises Ltd.	62,749	6,436
carsales.com Ltd.	281,370	5,265
Altium Ltd.	119,497	3,329
Washington H Soul Pattinson & Co. Ltd.	118,866	2,927
Technology One Ltd.	253,158	2,351
Brickworks Ltd.	79,007	1,418
AUB Group Ltd.	76,690	1,264
Collins Foods Ltd.	107,092	1,040
		143,203
Austria (0.0%)
CA Immobilien Anlagen AG (XWBO)	43,760	1,878
Belgium (0.8%)
UCB SA	128,650	15,377
Groupe Bruxelles Lambert SA	99,303	11,522
Sofina SA	15,477	6,849
Barco NV	73,612	1,659
		35,407
Brazil (0.1%)
Raia Drogasil SA	1,030,341	4,245
Canada (12.3%)
Toronto-Dominion Bank	1,671,758	121,356
Brookfield Asset Management Inc. Class A	1,345,912	81,259
Canadian National Railway Co.	566,318	75,265
Alimentation Couche-Tard Inc. Class B	746,120	27,986
Franco-Nevada Corp.	176,035	25,118
Intact Financial Corp.	156,603	20,994
Magna International Inc.	254,350	20,690
Fortis Inc. (XTSE)	428,332	19,067
Open Text Corp.	251,932	12,690
Dollarama Inc.	272,464	12,315
Metro Inc.	230,294	11,587
Loblaw Cos. Ltd.	152,619	11,478
TFI International Inc.	84,188	9,335
CCL Industries Inc. Class B	138,170	7,553
		Shares	Market Value• ($000)
[1]	Canadian Tire Corp. Ltd. Class A	52,441	7,448
	Ritchie Bros Auctioneers Inc.	106,295	7,265
	Toromont Industries Ltd.	80,135	7,130
	George Weston Ltd.	65,526	7,080
	Imperial Oil Ltd.	189,856	6,428
	iA Financial Corp. Inc.	100,433	5,941
	Stantec Inc.	104,153	5,756
	Saputo Inc.	217,774	5,202
	Onex Corp.	67,219	5,009
	Finning International Inc.	152,698	4,521
	Empire Co. Ltd. Class A	150,150	4,489
	Parkland Corp.	147,725	4,298
	Boyd Group Services Inc.	19,312	3,748
	Premium Brands Holdings Corp. Class A	30,425	3,288
	Canadian Western Bank	84,684	2,709
	Innergex Renewable Energy Inc.	145,110	2,415
	Stella-Jones Inc.	59,301	2,129
	Cogeco Communications Inc.	19,673	1,690
	Enghouse Systems Ltd.	38,893	1,687
	Equitable Group Inc.	25,171	1,572
	Savaria Corp.	43,503	687
*	Brookfield Asset Management Reinsurance Partners Ltd. Class A	8,558	527
	Cogeco Inc.	7,428	494
	Hardwoods Distribution Inc.	14,249	477
			548,683
China (5.0%)
	Tencent Holdings Ltd.	2,013,024	122,452
	Ping An Insurance Group Co. of China Ltd. Class H	6,304,000	45,154
	Shenzhou International Group Holdings Ltd.	784,300	16,897
	China Tourism Group Duty Free Corp. Ltd. Class A	159,655	6,687
[2]	Longfor Group Holdings Ltd.	1,360,000	6,580
	China Gas Holdings Ltd.	2,455,530	6,129
	Jiangsu Hengrui Medicine Co. Ltd. Class A	568,469	4,367
	China Resources Gas Group Ltd.	765,000	4,106

International Dividend Appreciation Index Fund
	Shares	Market Value• ($000)
Guangdong Investment Ltd.	2,556,000	3,214
China State Construction Engineering Corp. Ltd. Class A	4,188,200	3,047
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	772,700	1,414
Ping An Insurance Group Co. of China Ltd. Class A	146,700	1,133
Shanghai Pharmaceuticals Holding Co. Ltd. Class A	362,600	1,056
Angel Yeast Co. Ltd. Class A	101,100	879
China National Accord Medicines Corp. Ltd. Class A	148,025	775
Jiangzhong Pharmaceutical Co. Ltd. Class A	152,300	274
		224,164
Colombia (0.3%)
Bancolombia SA ADR	83,040	2,984
Bancolombia SA	269,099	2,407
Grupo de Inversiones Suramericana SA	340,802	1,986
Grupo Nutresa SA	236,323	1,381
Grupo Argos SA	335,361	1,051
Bancolombia SA Preference Shares	116,671	1,047
		10,856
Denmark (6.2%)
Novo Nordisk A/S Class B	1,586,559	173,974
DSV A/S	205,331	47,722
Coloplast A/S Class B	121,463	19,837
Novozymes A/S Class B	199,762	14,694
GN Store Nord A/S	152,897	9,291
SimCorp A/S	38,846	4,704
Ringkjoebing Landbobank A/S	28,729	3,650
ROCKWOOL International A/S Class B	6,290	2,877
		276,749
Finland (0.1%)
Huhtamaki OYJ	90,681	3,954
Revenio Group OYJ	25,655	1,693
		5,647
France (2.9%)
Sanofi	1,062,735	106,746
Teleperformance	56,182	23,468
Pharmagest Interactive	3,883	426
		130,640
Germany (5.7%)
SAP SE	1,041,424	150,810
Fresenius SE & Co. KGaA	392,877	17,858
Symrise AG Class A	123,809	17,125
Brenntag SE	138,586	13,185
Fresenius Medical Care AG & Co. KGaA	192,071	12,759
LEG Immobilien SE (XETR)	73,386	10,916
Nemetschek SE	55,623	6,386
Bechtle AG	80,671	6,051
TAG Immobilien AG	141,248	4,291
		Shares	Market Value• ($000)
	Deutsche Wohnen SE	66,931	3,428
	FUCHS PETROLUB SE Preference Shares	68,927	3,306
	Gerresheimer AG	28,530	2,618
	Encavis AG	99,201	2,079
	FUCHS PETROLUB SE	36,883	1,359
	STRATEC SE	7,531	1,203
	New Work SE	3,287	802
	Cewe Stiftung & Co. KGaA	5,136	718
	MBB SE	1,874	299
			255,193
Hong Kong (4.2%)
	AIA Group Ltd.	11,301,760	126,659
	Techtronic Industries Co. Ltd.	1,641,484	33,725
	Hong Kong & China Gas Co. Ltd.	10,365,145	16,102
	MTR Corp. Ltd.	1,398,120	7,627
	Swire Properties Ltd.	934,400	2,505
	SUNeVision Holdings Ltd.	1,295,000	1,189
			187,807
India (7.1%)
	Reliance Industries Ltd.	2,967,653	100,708
	Infosys Ltd. ADR	3,108,369	69,255
	Tata Consultancy Services Ltd.	951,451	43,248
	Hindustan Unilever Ltd.	820,990	26,278
	Bajaj Finance Ltd.	241,106	23,910
	Asian Paints Ltd.	405,405	16,801
	ITC Ltd.	2,788,164	8,325
	Pidilite Industries Ltd.	143,445	4,439
	Infosys Ltd.	131,928	2,952
	Tata Elxsi Ltd.	32,011	2,515
	Balkrishna Industries Ltd.	74,040	2,439
	Persistent Systems Ltd.	44,459	2,335
	Berger Paints India Ltd.	218,611	2,168
	Astral Ltd. (XNSE)	71,235	2,083
	Sundaram Finance Ltd.	64,778	2,073
	LIC Housing Finance Ltd.	294,074	1,603
	Navin Fluorine International Ltd.	31,418	1,403
	Relaxo Footwears Ltd.	70,180	1,249
	CRISIL Ltd.	23,393	876
	Schaeffler India Ltd.	7,642	755
	KEC International Ltd.	112,119	717
	Finolex Cables Ltd.	72,098	451
	Caplin Point Laboratories Ltd.	21,355	234
	NESCO Ltd.	22,257	181
*	Yes Bank Ltd.	545,158	94
			317,092
Indonesia (1.1%)
	Bank Central Asia Tbk PT	54,794,400	28,974
	Bank Rakyat Indonesia Persero Tbk PT	65,205,100	19,574
			48,548
Ireland (0.4%)
	Kerry Group plc Class A	145,263	19,491
Israel (0.0%)
	Matrix IT Ltd.	28,951	786

International Dividend Appreciation Index Fund
	Shares	Market Value• ($000)
Italy (0.3%)
Recordati Industria Chimica e Farmaceutica SpA	92,557	5,799
DiaSorin SpA	20,377	4,607
Reply SpA	22,355	4,339
		14,745
Japan (17.6%)
Keyence Corp.	195,200	117,826
Murata Manufacturing Co. Ltd.	636,600	47,222
KDDI Corp.	1,542,700	47,176
Nippon Telegraph & Telephone Corp.	1,237,700	34,679
Tokio Marine Holdings Inc.	641,700	33,798
Terumo Corp.	706,476	31,167
Seven & i Holdings Co. Ltd.	724,300	30,410
M3 Inc.	487,800	28,746
Astellas Pharma Inc.	1,658,600	27,962
Kao Corp.	464,500	26,276
Asahi Group Holdings Ltd.	472,143	21,426
Aeon Co. Ltd.	879,400	20,230
Nomura Research Institute Ltd.	446,400	17,871
Shionogi & Co. Ltd.	255,800	16,678
Unicharm Corp.	410,500	16,602
Nitori Holdings Co. Ltd.	89,901	16,516
Obic Co. Ltd.	64,200	11,872
Sekisui House Ltd.	562,400	11,693
Nitto Denko Corp.	147,500	11,526
Pan Pacific International Holdings Corp.	503,764	10,577
Yamaha Corp.	156,700	9,900
Nissan Chemical Corp.	141,200	7,859
Yakult Honsha Co. Ltd.	147,900	7,473
GMO Payment Gateway Inc.	48,100	6,094
Kansai Paint Co. Ltd.	259,500	6,009
MonotaRO Co. Ltd.	258,867	5,900
TIS Inc.	214,600	5,846
Otsuka Corp.	116,600	5,743
Hulic Co. Ltd.	559,575	5,381
Kurita Water Industries Ltd.	101,100	4,993
Kobayashi Pharmaceutical Co. Ltd.	58,400	4,676
Hakuhodo DY Holdings Inc.	277,000	4,516
Kakaku.com Inc.	132,700	4,404
Open House Co. Ltd.	66,300	4,228
Chiba Bank Ltd.	680,600	4,219
Benefit One Inc.	75,300	3,800
Rinnai Corp.	36,384	3,736
Nisshin Seifun Group Inc.	233,500	3,687
USS Co. Ltd.	225,300	3,631
Welcia Holdings Co. Ltd.	97,100	3,625
Medipal Holdings Corp.	196,600	3,557
Hikari Tsushin Inc.	20,100	3,098
Itochu Techno-Solutions Corp.	96,203	3,039
SCSK Corp.	150,000	3,036
COMSYS Holdings Corp.	119,700	2,964
Alfresa Holdings Corp.	209,700	2,956
Oracle Corp. Japan	30,800	2,914
Relo Group Inc.	130,400	2,712
	Shares	Market Value• ($000)
Tokyo Tatemono Co. Ltd.	184,300	2,709
Tokyo Century Corp.	47,000	2,691
Nomura Real Estate Holdings Inc.	105,280	2,567
Zenkoku Hosho Co. Ltd.	51,600	2,494
Sanwa Holdings Corp.	208,900	2,437
EXEO Group Inc.	105,100	2,429
Goldwin Inc.	38,300	2,318
Nihon Unisys Ltd.	77,600	2,180
Infomart Corp.	214,200	2,090
SHO-BOND Holdings Co. Ltd.	49,084	2,056
Sundrug Co. Ltd.	67,624	1,979
Aica Kogyo Co. Ltd.	63,400	1,943
en japan Inc.	39,700	1,577
Seria Co. Ltd.	47,100	1,555
Yaoko Co. Ltd.	25,100	1,494
NEC Networks & System Integration Corp.	88,900	1,430
Mani Inc.	83,400	1,422
NSD Co. Ltd.	74,500	1,420
PALTAC Corp.	31,054	1,375
Nichias Corp.	54,700	1,339
Hitachi Transport System Ltd.	33,200	1,308
Fuyo General Lease Co. Ltd.	19,800	1,287
TS Tech Co. Ltd.	93,200	1,247
Funai Soken Holdings Inc.	44,800	1,245
Takara Bio Inc.	47,500	1,240
Workman Co. Ltd.	22,900	1,218
Japan Material Co. Ltd.	73,100	1,017
Mizuho Leasing Co. Ltd.	31,600	976
Valor Holdings Co. Ltd.	45,912	972
Takuma Co. Ltd.	74,100	969
JCU Corp.	22,700	912
Shoei Co. Ltd.	20,400	908
DTS Corp.	39,200	870
Takeuchi Manufacturing Co. Ltd.	33,300	855
Maruwa Co. Ltd.	7,600	852
Nomura Co. Ltd.	85,500	843
Information Services International-Dentsu Ltd.	23,600	826
Kissei Pharmaceutical Co. Ltd.	39,800	796
Noevir Holdings Co. Ltd.	16,200	792
Nojima Corp.	35,700	783
Elecom Co. Ltd.	50,932	779
eGuarantee Inc.	33,800	753
MCJ Co. Ltd.	64,600	727
Giken Ltd.	18,900	721
BeNext-Yumeshin Group Co.	53,800	701
Eizo Corp.	18,200	696
Nippon Densetsu Kogyo Co. Ltd.	43,500	670
San-A Co. Ltd.	18,526	668
Aeon Delight Co. Ltd.	21,300	654
Sekisui Jushi Corp.	35,100	654
Future Corp.	21,800	638
Ai Holdings Corp.	32,670	617
Mitsubishi Pencil Co. Ltd.	51,300	615
Riken Keiki Co. Ltd.	22,100	613
Kameda Seika Co. Ltd.	15,600	610
Hogy Medical Co. Ltd.	22,000	603
Intage Holdings Inc.	33,000	557

International Dividend Appreciation Index Fund
		Shares	Market Value• ($000)
	Yellow Hat Ltd.	32,300	526
	Okinawa Cellular Telephone Co.	11,300	509
	S Foods Inc.	17,100	495
	FULLCAST Holdings Co. Ltd.	20,000	467
	Mitsubishi Research Institute Inc.	12,500	467
	Siix Corp.	36,600	405
	Ricoh Leasing Co. Ltd.	11,600	368
	G-7 Holdings Inc.	20,000	366
	Fujicco Co. Ltd.	20,600	346
	Sinko Industries Ltd.	18,700	339
	WDB Holdings Co. Ltd.	9,500	299
	E-Guardian Inc.	10,100	277
	Fukui Computer Holdings Inc.	7,600	274
	G-Tekt Corp.	21,400	267
	Cresco Ltd.	12,600	231
	Members Co. Ltd.	7,300	222
	Nippon Parking Development Co. Ltd.	165,100	209
	Aoyama Zaisan Networks Co. Ltd.	20,000	207
	CTS Co. Ltd.	27,000	189
*	Densan System Holdings Co. Ltd.	8,300	187
	Creek & River Co. Ltd.	10,000	173
	Ebase Co. Ltd.	22,500	150
	Ad-sol Nissin Corp.	8,000	147
	Aval Data Corp.	4,900	120
*	Value HR Co. Ltd.	6,700	108
			788,294
Kuwait (0.8%)
	National Bank of Kuwait SAKP	6,764,746	22,243
	Kuwait Finance House KSCP	4,560,442	12,604
			34,847
Mexico (0.5%)
	America Movil SAB de CV Series L	21,803,956	19,434
	Grupo Elektra SAB de CV	57,865	4,443
			23,877
Netherlands (0.7%)
	Wolters Kluwer NV	250,289	26,210
	Aalberts NV	87,538	4,845
			31,055
New Zealand (0.3%)
	Fisher & Paykel Healthcare Corp. Ltd.	567,344	12,711
Norway (0.2%)
	TOMRA Systems ASA	110,534	7,144
	Borregaard ASA	87,810	2,132
			9,276
South Korea (1.2%)
	NAVER Corp.	146,668	50,994
	LEENO Industrial Inc.	9,467	1,388
	AfreecaTV Co. Ltd.	7,327	1,214
	JW Pharmaceutical Corp.	8,810	176
	Hanyang Eng Co. Ltd.	7,046	93
			53,865
Spain (0.1%)
	Viscofan SA	39,949	2,732
	Shares	Market Value• ($000)
Sweden (2.2%)
Hexagon AB Class B	1,845,167	29,696
Assa Abloy AB Class B	860,698	25,255
Nibe Industrier AB Class B	1,375,661	20,461
Castellum AB	212,522	5,664
AAK AB	166,051	3,632
Wihlborgs Fastigheter AB	129,638	3,073
Hexpol AB	242,770	2,841
Kungsleden AB	153,350	2,109
Hufvudstaden AB Class A	112,472	1,800
Atrium Ljungberg AB Class B	45,635	1,048
Svolder AB Class B	22,171	899
		96,478
Switzerland (16.8%)
Nestle SA (Registered)	1,475,184	194,587
Roche Holding AG	485,954	188,256
Novartis AG (Registered)	1,910,577	158,029
Sika AG (Registered)	131,118	44,420
Partners Group Holding AG	22,151	38,697
Givaudan SA (Registered)	7,672	36,150
Geberit AG (Registered)	33,641	26,272
Logitech International SA (Registered)	186,519	15,603
Chocoladefabriken Lindt & Spruengli AG (Registered)	99	11,893
Chocoladefabriken Lindt & Spruengli AG Ptg. Ctf.	997	11,756
Temenos AG (Registered)	62,063	9,502
EMS-Chemie Holding AG (Registered)	6,683	6,629
Interroll Holding AG (Registered)	709	3,440
DKSH Holding AG	34,087	2,732
ALSO Holding AG (Registered)	5,843	1,734
Kardex Holding AG (Registered)	5,501	1,697
Orior AG	6,256	643
Roche Holding AG (Bearer)	612	263
		752,303
Taiwan (0.8%)
Chailease Holding Co. Ltd.	1,309,650	12,543
E.Sun Financial Holding Co. Ltd.	12,792,441	12,224
Advantech Co. Ltd.	416,000	5,440
ASPEED Technology Inc.	25,000	2,508
Sinbon Electronics Co. Ltd.	190,000	1,572
Poya International Co. Ltd.	66,890	1,198
TCI Co. Ltd.	89,000	723
		36,208
Thailand (0.1%)
Krungthai Card PCL	795,000	1,386
Siam Global House PCL	1,594,900	983
		2,369
United Kingdom (8.4%)
Diageo plc	2,124,517	105,698
RELX plc	1,895,012	58,759
Experian plc	881,400	40,413
Ashtead Group plc	410,584	34,411

International Dividend Appreciation Index Fund
	Shares	Market Value• ($000)
Croda International plc	135,920	17,592
Halma plc	367,114	14,888
Spirax-Sarco Engineering plc	67,212	14,348
Smurfit Kappa Group plc (XDUB)	249,951	13,102
Bunzl plc	327,706	12,112
Intertek Group plc	158,410	10,608
Sage Group plc	1,036,731	10,083
DCC plc	94,083	7,850
Dechra Pharmaceuticals plc	107,447	7,512
Spectris plc	111,616	5,743
Diploma plc	114,993	4,726
Genus plc	62,288	4,723
Grainger plc	707,770	2,977
Ultra Electronics Holdings plc	65,993	2,924
Cranswick plc	51,005	2,411
Daily Mail & General Trust plc Class A	149,277	2,119
Clarkson plc	27,760	1,521
Moneysupermarket.com Group plc	509,767	1,480
Avon Protection plc	28,445	756
		376,756
Total Common Stocks (Cost $3,762,654)		4,445,905
		Shares	Market Value• ($000)
Temporary Cash Investments (0.4%)
Money Market Fund (0.4%)
[3,4]	Vanguard Market Liquidity Fund, 0.070% (Cost $16,951)	169,505	16,951
Total Investments (99.8%) (Cost $3,779,605)			4,462,856
Other Assets and Liabilities—Net (0.2%)			10,362
Net Assets (100%)			4,473,218
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $6,960,000.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2021, the aggregate value was $6,580,000, representing 0.1% of net assets.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Collateral of $7,399,000 was received for securities on loan.
ADR—American Depositary Receipt.
Ptg. Ctf.—Participating Certificates.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2021	28	6,436	190
Euro Stoxx 50 Index	December 2021	185	9,061	112
MSCI Emerging Markets Index	December 2021	109	6,878	(118)
Topix Index	December 2021	31	5,419	(142)
				42

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty		Receive		Deliver
Bank of Montreal	12/15/21	EUR	5,240	USD	6,213	—	(149)
Bank of America, N.A.	12/15/21	INR	1,366,000	USD	18,390	—	(243)
Bank of America, N.A.	12/15/21	JPY	320,474	USD	2,920	—	(107)
Bank of America, N.A.	12/15/21	USD	6,259	CHF	5,748	—	(28)
Bank of Montreal	12/15/21	USD	1,382	GBP	1,000	13	—

International Dividend Appreciation Index Fund
Forward Currency Contracts (continued)
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty		Receive		Deliver
BNP Paribas	12/15/21	USD	12,757	INR	950,000	137	—
Goldman Sachs International	12/15/21	USD	2,334	JPY	260,000	51	—
						201	(527)
CHF—Swiss franc.
EUR—euro.
GBP—British pound.
INR—Indian rupee.
JPY—Japanese yen.
USD—U.S. dollar.

See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund
Statement of Assets and Liabilities
As of October 31, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $3,762,654)	4,445,905
Affiliated Issuers (Cost $16,951)	16,951
Total Investments in Securities	4,462,856
Investment in Vanguard	146
Cash Collateral Pledged—Futures Contracts	1,490
Cash Collateral Pledged—Forward Currency Contracts	520
Cash Collateral Received for ETF Capital Activity	34,215
Foreign Currency, at Value (Cost $17,078)	17,005
Receivables for Investment Securities Sold	6,396
Receivables for Accrued Income	13,177
Receivables for Capital Shares Issued	2,161
Unrealized Appreciation—Forward Currency Contracts	201
Total Assets	4,538,167
Liabilities
Due to Custodian	1,157
Payables for Investment Securities Purchased	16,551
Collateral for Securities on Loan	7,399
Collateral for ETF Capital Activity	34,215
Payables for Capital Shares Redeemed	116
Payables to Vanguard	256
Variation Margin Payable—Futures Contracts	88
Unrealized Depreciation—Forward Currency Contracts	527
Deferred Foreign Capital Gains Taxes	4,640
Total Liabilities	64,949
Net Assets	4,473,218

International Dividend Appreciation Index Fund
Statement of Assets and Liabilities (continued)
At October 31, 2021, net assets consisted of:
($000s, except shares and per-share amounts)	Amount
Paid-in Capital	3,531,235
Total Distributable Earnings (Loss)	941,983
Net Assets	4,473,218

ETF Shares—Net Assets
Applicable to 46,183,341 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	4,150,044
Net Asset Value Per Share—ETF Shares	$89.86

Admiral Shares—Net Assets
Applicable to 7,392,475 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	323,174
Net Asset Value Per Share—Admiral Shares	$43.72

See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund
Statement of Operations

Year Ended October 31, 2021
($000)
Investment Income
Income
Dividends[1]	54,094
Interest[2]	13
Securities Lending—Net	107
Total Income	54,214
Expenses
The Vanguard Group—Note B
Investment Advisory Services	570
Management and Administrative—ETF Shares	4,141
Management and Administrative—Admiral Shares	382
Marketing and Distribution—ETF Shares	126
Marketing and Distribution—Admiral Shares	9
Custodian Fees	295
Auditing Fees	45
Shareholders’ Reports—ETF Shares	135
Shareholders’ Reports—Admiral Shares	6
Trustees’ Fees and Expenses	1
Total Expenses	5,710
Net Investment Income	48,504
Realized Net Gain (Loss)
Investment Securities Sold[2,3,4]	458,013
Futures Contracts	2,740
Swap Contracts	576
Forward Currency Contracts	277
Foreign Currencies	(2,359)
Realized Net Gain (Loss)	459,247
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2,5]	350,719
Futures Contracts	584
Forward Currency Contracts	(266)
Foreign Currencies	66
Change in Unrealized Appreciation (Depreciation)	351,103
Net Increase (Decrease) in Net Assets Resulting from Operations	858,854
1	Dividends are net of foreign withholding taxes of $6,853,000.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $12,000, $1,000, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.
3	Realized gain (loss) is net of foreign capital gain taxes of $19,351,000.
4	Includes $99,855,000 of net gain (loss) resulting from in-kind redemptions.
5	The change in unrealized appreciation (depreciation) is net of the change in deferred foreign capital gains taxes of ($1,997,000).

See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund
Statement of Changes in Net Assets

	Year Ended October 31,
	2021 ($000)	2020 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	48,504	29,753
Realized Net Gain (Loss)	459,247	(62,560)
Change in Unrealized Appreciation (Depreciation)	351,103	158,091
Net Increase (Decrease) in Net Assets Resulting from Operations	858,854	125,284
Distributions
ETF Shares	(39,771)	(33,388)
Admiral Shares	(3,300)	(3,991)
Total Distributions	(43,071)	(37,379)
Capital Share Transactions
ETF Shares	943,215	1,064,328
Admiral Shares	38,209	386
Net Increase (Decrease) from Capital Share Transactions	981,424	1,064,714
Total Increase (Decrease)	1,797,207	1,152,619
Net Assets
Beginning of Period	2,676,011	1,523,392
End of Period	4,473,218	2,676,011

See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$69.97	$68.72	$58.65	$64.25	$54.43
Investment Operations
Net Investment Income[1]	1.094	.958	1.452[2]	1.196	1.179
Net Realized and Unrealized Gain (Loss) on Investments[3]	19.776	1.551	9.578	(5.623)	9.715
Total from Investment Operations	20.870	2.509	11.030	(4.427)	10.894
Distributions
Dividends from Net Investment Income	(.980)	(1.259)	(.960)	(1.173)	(1.074)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.980)	(1.259)	(.960)	(1.173)	(1.074)
Net Asset Value, End of Period	$89.86	$69.97	$68.72	$58.65	$64.25
Total Return	29.93%	3.73%	18.96%	-7.04%	20.19%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,150	$2,456	$1,305	$861	$634
Ratio of Total Expenses to Average Net Assets	0.15%	0.20%	0.20%	0.25%	0.25%
Ratio of Net Investment Income to Average Net Assets	1.28%	1.40%	2.24%[2]	1.83%	1.96%
Portfolio Turnover Rate[4]	65%	17%	42%	36%	9%
1	Calculated based on average shares outstanding.
2	Net investment income per share and the ratio of net investment income to average net assets include $.388 and 0.65%, respectively, resulting from a special dividend from Naspers Ltd. in September 2019.
3	Includes increases from purchase and redemption fees of $.00, $.01, $.02, $.02, and $.04.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$34.03	$33.42	$28.52	$31.24	$26.45
Investment Operations
Net Investment Income[1]	.518	.453	.686[2]	.576	.573
Net Realized and Unrealized Gain (Loss) on Investments[3]	9.645	.765	4.679	(2.727)	4.720
Total from Investment Operations	10.163	1.218	5.365	(2.151)	5.293
Distributions
Dividends from Net Investment Income	(.473)	(.608)	(.465)	(.569)	(.503)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.473)	(.608)	(.465)	(.569)	(.503)
Net Asset Value, End of Period	$43.72	$34.03	$33.42	$28.52	$31.24
Total Return[4]	29.96%	3.72%	18.96%	-7.03%	20.18%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$323	$220	$218	$175	$152
Ratio of Total Expenses to Average Net Assets	0.16%	0.20%	0.20%	0.25%	0.25%
Ratio of Net Investment Income to Average Net Assets	1.25%	1.36%	2.24%[2]	1.83%	1.96%
Portfolio Turnover Rate[5]	65%	17%	42%	36%	9%
1	Calculated based on average shares outstanding.
2	Net investment income per share and the ratio of net investment income to average net assets include $.188 and 0.65%, respectively, resulting from a special dividend from Naspers Ltd. in September 2019.
3	Includes increases from purchase and redemption fees of $.00, $.00, $.00, $.01, and $.02.
4	Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund
Notes to Financial Statements
Vanguard International Dividend Appreciation Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.
The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

International Dividend Appreciation Index Fund
Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended October 31, 2021, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.

International Dividend Appreciation Index Fund
During the year ended October 31, 2021, the fund’s average investment in forward currency contracts represented 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.
5.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended October 31, 2021, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period. The fund had no open swap contracts at October 31, 2021.
6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is

International Dividend Appreciation Index Fund
generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
7. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
8. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
9. Collateral for ETF Capital Activity: When an authorized participant fails to deliver one or more of the securities within a designated basket (in the case of a subscription), fails to deliver the fund ETF Shares (in the case of a redemption), or is required by the fund, prior to settlement, to accommodate the trading of foreign securities in local markets (in the case of redemption for an international equity ETF), the fund may require the authorized participant to deliver and maintain cash collateral in accordance with the authorized participant agreement. The fund may invest the collateral in short-term debt instruments or U.S. Treasury securities, or maintain the balance as cash. Daily market fluctuations could cause the value of the missing securities or fund ETF Shares to be more or less than the value of the collateral received; when this occurs the collateral is adjusted. The fund earns interest income from investments and/or custody fee offsets from the cash balance. The fund records an asset (cash or investment, as applicable) and a corresponding liability for the return of the collateral in the Statement of Assets and Liabilities. Interest income and custody fee offsets earned on the investment of collateral are included in the Statement of Operations.
10. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With

International Dividend Appreciation Index Fund
respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended October 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
11. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received.Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.
Taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. Foreign capital gains tax, if any, is accrued daily based upon applicable net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

International Dividend Appreciation Index Fund
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2021, the fund had contributed to Vanguard capital in the amount of $146,000, representing less than 0.01% of the fund’s net assets and 0.06% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	587,661	—	—	587,661
Common Stocks—Other	69,255	3,788,989	—	3,858,244
Temporary Cash Investments	16,951	—	—	16,951
Total	673,867	3,788,989	—	4,462,856
Derivative Financial Instruments
Assets
Futures Contracts[1]	302	—	—	302
Forward Currency Contracts	—	201	—	201
Total	302	201	—	503
Liabilities
Futures Contracts[1]	260	—	—	260
Forward Currency Contracts	—	527	—	527
Total	260	527	—	787
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

International Dividend Appreciation Index Fund
D.	At October 31, 2021, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities	Equity Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Unrealized Appreciation—Futures Contracts[1]	302	—	302
Unrealized Appreciation—Forward Currency Contracts	—	201	201
Total Assets	302	201	503

Unrealized Depreciation—Futures Contracts[1]	260	—	260
Unrealized Depreciation—Forward Currency Contracts	—	527	527
Total Liabilities	260	527	787
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2021, were:
Realized Net Gain (Loss) on Derivatives	Equity Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Futures Contracts	2,740	—	2,740
Swap Contracts	576	—	576
Forward Currency Contracts	—	277	277
Realized Net Gain (Loss) on Derivatives	3,316	277	3,593
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	584	—	584
Forward Currency Contracts	—	(266)	(266)
Change in Unrealized Appreciation (Depreciation) on Derivatives	584	(266)	318
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions, foreign currency transactions, passive foreign investment companies, distributions in connection with fund share redemptions, swap agreements, and tax expense on capital gains were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	100,610
Total Distributable Earnings (Loss)	(100,610)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods

International Dividend Appreciation Index Fund
for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	138,577
Undistributed Long-Term Gains	130,836
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	672,570
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	43,071	37,379
Long-Term Capital Gains	—	—
Total	43,071	37,379
*	Includes short-term capital gains, if any.
As of October 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	3,785,837
Gross Unrealized Appreciation	794,125
Gross Unrealized Depreciation	(117,248)
Net Unrealized Appreciation (Depreciation)	676,877
F.	During the year ended October 31, 2021, the fund purchased $3,580,415,000 of investment securities and sold $2,609,184,000 of investment securities, other than temporary cash investments. Purchases and sales include $999,582,000 and $212,947,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.

International Dividend Appreciation Index Fund
G.	Capital share transactions for each class of shares were:

	Year Ended October 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued[1]	1,155,426	13,632	1,064,328	16,112
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[2]	(212,211)	(2,550)	—	—
Net Increase (Decrease)—ETF Shares	943,215	11,082	1,064,328	16,112
Admiral Shares
Issued[1]	69,649	1,698	55,811	1,680
Issued in Lieu of Cash Distributions	2,725	66	3,328	101
Redeemed[2]	(34,165)	(833)	(58,753)	(1,856)
Net Increase (Decrease)—Admiral Shares	38,209	931	386	(75)
1	Includes purchase fees for fiscal 2021 and 2020 of $175,000 and $140,000, respectively (fund totals).
2	Net of redemption fees for fiscal 2021 and 2020 of $80,000 and $129,000, respectively (fund totals).
H.	Management has determined that no events or transactions occurred subsequent to October 31, 2021, that would require recognition or disclosure in these financial statements.

International High Dividend Yield Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: February 25, 2016, Through October 31, 2021
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended October 31, 2021
	One Year	Five Years	Since Inception (2/25/2016)	Final Value of a $10,000 Investment
International High Dividend Yield Index Fund ETF Shares Net Asset Value	39.55%	8.05%	9.45%	$16,697
International High Dividend Yield Index Fund ETF Shares Market Price	39.27	8.02	9.49	16,737
FTSE All-World ex US High Dividend Yield Index	40.19	8.28	9.87	17,072
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).

	One Year	Five Years	Since Inception (3/2/2016)	Final Value of a $10,000 Investment
International High Dividend Yield Index Fund Admiral Shares	38.91%	7.95%	8.76%	$16,086
FTSE All-World ex US High Dividend Yield Index	40.19	8.28	9.25	16,501
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standard(s).
Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases and redemptions. The fees do not apply to the ETF Shares.
See Financial Highlights for dividend and capital gains information.

International High Dividend Yield Index Fund
Cumulative Returns of ETF Shares: February 25, 2016, Through October 31, 2021
	One Year	Five Years	Since Inception (2/25/2016)
International High Dividend Yield Index Fund ETF Shares Market Price	39.27%	47.09%	67.37%
International High Dividend Yield Index Fund ETF Shares Net Asset Value	39.55	47.28	66.97
FTSE All-World ex US High Dividend Yield Index	40.19	48.83	70.72
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.
Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases and redemptions. The fees do not apply to the ETF Shares.

International High Dividend Yield Index Fund
Fund Allocation
As of October 31, 2021
United Kingdom	13.8%
Japan	11.2
Switzerland	9.7
Canada	8.6
Australia	7.3
Germany	7.0
China	5.3
France	4.7
Taiwan	4.1
Spain	2.6
Russia	2.2
Hong Kong	1.9
Brazil	1.9
Italy	1.9
Sweden	1.7
Finland	1.5
India	1.3
Singapore	1.3
Saudi Arabia	1.3
South Korea	1.3
Netherlands	1.2
South Africa	1.2
Other	7.0
The table reflects the fund’s investments, except for short-term investments and derivatives.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.

International High Dividend Yield Index Fund
Financial Statements
Schedule of Investments
As of October 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.3%)
Australia (7.3%)
	Commonwealth Bank of Australia	483,207	38,300
[1]	BHP Group Ltd.	834,877	22,932
	National Australia Bank Ltd.	933,881	20,304
	Westpac Banking Corp.	1,035,797	20,152
	Australia & New Zealand Banking Group Ltd.	803,953	17,109
[2]	Macquarie Group Ltd.	93,939	13,868
	Wesfarmers Ltd.	319,584	13,827
	Woolworths Group Ltd.	343,195	9,886
	Transurban Group (XASX)	855,467	8,716
	Rio Tinto Ltd.	106,065	7,267
	Amcor plc GDR	432,259	5,232
	Woodside Petroleum Ltd.	272,063	4,756
	Coles Group Ltd.	361,390	4,683
	Fortescue Metals Group Ltd.	447,994	4,668
	Sonic Healthcare Ltd.	137,485	4,172
	ASX Ltd.	55,188	3,471
	Telstra Corp. Ltd.	1,179,808	3,410
	Suncorp Group Ltd.	367,799	3,255
	Brambles Ltd.	414,032	3,141
	Insurance Australia Group Ltd.	701,516	2,542
	Tabcorp Holdings Ltd.	607,562	2,288
	APA Group	338,522	2,100
	Computershare Ltd. (XASX)	147,307	2,096
	Medibank Pvt Ltd.	802,261	2,016
	Origin Energy Ltd.	484,946	1,857
	Endeavour Group Ltd.	360,376	1,852
	Ampol Ltd.	68,310	1,580
	Lendlease Corp. Ltd.	191,938	1,521
	carsales.com Ltd.	76,269	1,427
	Atlas Arteria Ltd.	286,711	1,347
	JB Hi-Fi Ltd.	34,421	1,314
	Orica Ltd.	113,987	1,308
	Aurizon Holdings Ltd.	510,112	1,301
	Evolution Mining Ltd.	477,061	1,295
	Bank of Queensland Ltd.	181,851	1,211
	Mineral Resources Ltd.	40,170	1,181
	Alumina Ltd.	740,755	1,120
	Bendigo & Adelaide Bank Ltd.	157,721	1,105
		Shares	Market Value• ($000)
	Magellan Financial Group Ltd.	40,390	1,062
	Challenger Ltd.	196,017	1,030
	AusNet Services Ltd.	530,402	986
	Downer EDI Ltd.	205,593	983
	Metcash Ltd.	295,205	910
	Worley Ltd.	105,664	868
*	Crown Resorts Ltd.	101,181	763
	AGL Energy Ltd.	169,544	731
	Orora Ltd.	249,189	623
	Harvey Norman Holdings Ltd.	151,594	569
	CSR Ltd.	123,075	552
	IOOF Holdings Ltd.	163,451	506
	CIMIC Group Ltd.	30,187	455
	Deterra Royalties Ltd.	143,484	422
	Perpetual Ltd.	13,393	383
	Adbri Ltd.	114,914	259
	Platinum Asset Management Ltd.	73,836	170
			250,882
Austria (0.1%)
	OMV AG	40,324	2,441
	Raiffeisen Bank International AG	41,475	1,212
	ANDRITZ AG	18,749	1,065
	Telekom Austria AG Class A	32,995	285
			5,003
Belgium (0.5%)
	KBC Group NV	77,688	7,234
	Groupe Bruxelles Lambert SA	30,480	3,537
	Ageas SA	50,911	2,477
	Solvay SA	19,971	2,374
	Proximus SADP	41,868	788
	Telenet Group Holding NV	12,988	467
			16,877
Brazil (1.9%)
	Vale SA	1,115,038	14,148
	Petroleo Brasileiro SA Preference Shares	1,549,383	7,481
	Petroleo Brasileiro SA	1,078,600	5,288
	B3 SA - Brasil Bolsa Balcao	1,742,714	3,678
	Banco Bradesco SA Preference Shares	914,149	3,223

International High Dividend Yield Index Fund
		Shares	Market Value• ($000)
	Ambev SA	890,750	2,682
	Itau Unibanco Holding SA Preference Shares	638,307	2,636
	Itausa SA Preference Shares	1,291,262	2,345
	Itau Unibanco Holding SA	487,000	1,815
	Itau Unibanco Holding SA ADR	394,759	1,607
	Banco Bradesco SA	494,042	1,488
	Vibra Energia SA	339,667	1,263
	Banco Bradesco SA ADR	344,668	1,206
	Banco Do Brasil SA	234,618	1,185
	Equatorial Energia SA	253,200	1,026
	Ambev SA ADR	336,922	997
	Centrais Eletricas Brasileiras SA	140,500	842
	BB Seguridade Participacoes SA	194,157	760
	Centrais Eletricas Brasileiras SA Preference Shares	116,500	699
	CCR SA	306,910	622
	Banco Santander Brasil SA	101,602	619
	Telefonica Brasil SA ADR	76,413	614
	Cia de Saneamento Basico do Estado de Sao Paulo	97,800	610
	Bradespar SA Preference Shares	68,147	588
	Hypera SA	111,582	555
	Marfrig Global Foods SA	102,600	482
	Energisa SA	67,500	474
	Sul America SA	102,850	473
	Cia Energetica de Minas Gerais ADR	207,941	468
	Metalurgica Gerdau SA Preference Shares	199,400	442
	TIM SA	211,454	420
	Transmissora Alianca de Energia Eletrica SA	59,919	389
	Cia Paranaense de Energia Preference Shares	356,400	374
	Telefonica Brasil SA	43,718	353
*	Azul SA Preference Shares	75,600	333
	Sao Martinho SA	48,500	329
	Engie Brasil Energia SA	43,416	299
	Cia Energetica de Sao Paulo Preference Shares	64,500	291
	CPFL Energia SA	56,600	264
	Cia de Transmissao de Energia Eletrica Paulista Preference Shares	56,708	244
	Neoenergia SA	85,400	235
	Porto Seguro SA	56,418	233
	Fleury SA	69,263	231
	EDP - Energias do Brasil SA	62,676	218
	Odontoprev SA	90,400	215
	Cyrela Brazil Realty SA Empreendimentos e Participacoes	81,900	204
	Cia Brasileira de Distribuicao	42,700	193
		Shares	Market Value• ($000)
	Cia Energetica de Minas Gerais Preference Shares	74,424	170
	Qualicorp Consultoria e Corretora de Seguros SA	50,600	153
	Cielo SA	281,484	109
*	Getnet Adquirencia e Servicos para Meios de Pagamento SA	25,000	19
			65,592
Canada (8.6%)
[1]	Royal Bank of Canada	404,197	42,072
	Toronto-Dominion Bank	514,275	37,332
	Enbridge Inc.	574,293	24,056
	Bank of Nova Scotia	342,746	22,471
[1]	Bank of Montreal	183,035	19,873
	TC Energy Corp.	276,653	14,966
	Canadian Imperial Bank of Commerce	123,290	14,960
	Canadian Natural Resources Ltd.	331,276	14,080
	Nutrien Ltd.	160,590	11,224
	Suncor Energy Inc.	421,347	11,082
	Manulife Financial Corp.	550,356	10,722
	Sun Life Financial Inc.	164,553	9,378
	National Bank of Canada	94,880	7,855
	Fortis Inc. (XTSE)	131,863	5,870
	Intact Financial Corp.	40,326	5,406
	Power Corp. of Canada	155,931	5,193
	Pembina Pipeline Corp.	156,288	5,174
	Restaurant Brands International Inc. (XTSE)	84,677	4,794
	Rogers Communications Inc. Class B	99,909	4,647
	BCE Inc.	85,860	4,420
	Shaw Communications Inc. Class B	121,639	3,503
	Fairfax Financial Holdings Ltd.	7,015	2,841
	TELUS Corp.	122,654	2,814
[1]	Canadian Tire Corp. Ltd. Class A	16,715	2,374
	Great-West Lifeco Inc.	75,236	2,213
[3]	Hydro One Ltd.	91,302	2,181
	Imperial Oil Ltd.	61,253	2,074
	Canadian Utilities Ltd. Class A	36,428	1,055
	IGM Financial Inc.	22,922	910
			295,540
Chile (0.1%)
	Banco De Chile	11,882,440	1,031
	Banco Santander Chile ADR	36,034	638
	Enel Americas SA	3,297,733	375
	Enel Americas SA ADR	48,887	277
	Enel Chile SA	5,662,034	232
	Embotelladora Andina SA Preference Shares	101,961	211
	CAP SA	18,370	182
	Banco Santander Chile SA	3,067,368	134
	Colbun SA	1,878,779	129
	AES Andes SA	591,568	61
	Enel Chile SA ADR	11,940	26
			3,296

International High Dividend Yield Index Fund
		Shares	Market Value• ($000)
China (5.2%)
	China Construction Bank Corp. Class H	26,297,000	17,897
	Industrial & Commercial Bank of China Ltd. Class H	22,698,000	12,442
	Ping An Insurance Group Co. of China Ltd. Class H	1,693,000	12,126
	China Merchants Bank Co. Ltd. Class H	987,428	8,275
	Bank of China Ltd. Class H	20,588,000	7,286
	China Merchants Bank Co. Ltd. Class A	499,700	4,209
	Great Wall Motor Co. Ltd. Class H	891,000	4,009
	China Life Insurance Co. Ltd. Class H	2,100,000	3,648
	Agricultural Bank of China Class H	9,443,000	3,209
	China Resources Land Ltd.	814,000	3,163
	China Petroleum and Chemical Corp. (Sinopec) Class H	6,056,000	2,951
	PetroChina Co. Ltd. Class H	5,876,000	2,833
[3]	Longfor Group Holdings Ltd.	521,100	2,521
	China Overseas Land & Investment Ltd.	1,091,500	2,407
	Zijin Mining Group Co. Ltd. Class H	1,694,000	2,356
	China Pacific Insurance Group Co. Ltd. Class H	687,000	2,101
	China Shenhua Energy Co. Ltd. Class H	949,000	2,041
[3]	Postal Savings Bank of China Co. Ltd. Class H	2,733,000	1,986
	Country Garden Holdings Co.	2,089,000	1,966
	PICC Property & Casualty Co. Ltd. Class H	1,980,000	1,843
[3]	China Tower Corp. Ltd. Class H	13,216,000	1,713
	CITIC Securities Co. Ltd. Class H	672,500	1,707
	Anhui Conch Cement Co. Ltd. Class H	324,828	1,606
	China Vanke Co. Ltd. Class H	616,205	1,440
	Sunac China Holdings Ltd.	667,554	1,428
	China Resources Power Holdings Co. Ltd.	550,000	1,424
	Bank of Communications Ltd. Class H	2,385,000	1,419
	Citic Pacific Ltd.	1,409,000	1,412
	China National Building Material Co. Ltd. Class H	1,070,000	1,341
	China CITIC Bank Corp. Ltd. Class H	2,930,320	1,285
	Industrial Bank Co. Ltd. Class A	408,300	1,188
		Shares	Market Value• ($000)
	Hengan International Group Co. Ltd.	216,343	1,131
	Guangdong Investment Ltd.	880,000	1,106
	Bank of China Ltd. Class A	2,304,700	1,098
	East Money Information Co. Ltd. Class A	195,520	1,005
	Weichai Power Co. Ltd. Class H	552,000	988
	Agricultural Bank of China Ltd. Class A	2,117,356	972
	China Petroleum & Chemical Corp. Class A	1,455,500	967
	Kingboard Holdings Ltd.	220,000	959
	Kunlun Energy Co. Ltd.	1,042,000	949
	China Minsheng Banking Corp. Ltd. Class H	2,305,100	914
	Haitong Securities Co. Ltd. Class H	998,800	889
	Guangzhou Automobile Group Co. Ltd. Class H	934,000	882
	Sinopharm Group Co. Ltd. Class H	370,000	879
	China Yangtze Power Co. Ltd. Class A	254,500	846
	Industrial & Commercial Bank of China Ltd. Class A	1,141,200	833
[3]	CGN Power Co. Ltd. Class H	3,047,000	820
	Dongfeng Motor Group Co. Ltd. Class H	876,000	816
	China Pacific Insurance Group Co. Ltd. Class A	185,700	793
	Fosun International Ltd.	670,000	785
	New China Life Insurance Co. Ltd. Class H	268,133	774
	People's Insurance Co. Group of China Ltd. Class H	2,456,000	766
	Shanghai Pudong Development Bank Co. Ltd. Class A	544,400	760
	China Everbright International Ltd.	1,087,000	747
	China Hongqiao Group Ltd.	647,500	719
	China State Construction Engineering Corp. Ltd. Class A	985,100	717
	Yanzhou Coal Mining Co. Ltd. Class H	472,000	700
	Huaneng Power International Inc. Class H	1,338,000	692
[3]	Huatai Securities Co. Ltd. Class H	464,800	691
	Shimao Group Holdings Ltd.	435,000	682
	China Power International Development Ltd.	1,343,370	675
	Guotai Junan Securities Co. Ltd. Class A	241,000	660
	Bosideng International Holdings Ltd.	818,000	634

International High Dividend Yield Index Fund
		Shares	Market Value• ($000)
	CIFI Holdings Group Co. Ltd.	1,138,000	632
	China Medical System Holdings Ltd.	372,000	630
	SAIC Motor Corp. Ltd. Class A	196,800	625
	Beijing Enterprises Water Group Ltd.	1,632,000	624
	GF Securities Co. Ltd. Class A	192,700	606
	Yangzijiang Shipbuilding Holdings Ltd.	570,100	602
	Far East Horizon Ltd.	622,000	593
	China Galaxy Securities Co. Ltd. Class H	1,043,500	581
	China Merchants Port Holdings Co. Ltd.	346,000	577
	Nine Dragons Paper Holdings Ltd.	454,000	571
	China Jinmao Holdings Group Ltd.	1,946,000	569
	China Resources Cement Holdings Ltd.	668,000	562
	Beijing Enterprises Holdings Ltd.	142,000	546
	China State Construction International Holdings Ltd.	526,000	539
[3]	China Merchants Securities Co. Ltd. Class H	340,560	538
	China Railway Group Ltd. Class A	636,100	522
	Cosco Shipping Ports Ltd.	614,000	511
	CRRC Corp. Ltd. Class H	1,105,000	499
	Seazen Group Ltd.	624,479	494
	GF Securities Co. Ltd. Class H	287,000	487
	Poly Developments and Holdings Group Co. Ltd. Class A	239,900	471
	China Lesso Group Holdings Ltd.	298,000	461
	Shanghai Pharmaceuticals Holding Co. Ltd. Class H	251,600	460
	Anhui Conch Cement Co. Ltd. Class A	77,300	459
	Kingboard Laminates Holdings Ltd.	284,000	445
	China Railway Group Ltd. Class H	907,000	443
	China Construction Bank Corp. Class A	477,000	442
	China Communications Services Corp. Ltd. Class H	760,000	420
	China Shenhua Energy Co. Ltd. Class A	133,600	416
	China Cinda Asset Management Co. Ltd. Class H	2,421,000	404
	Baoshan Iron & Steel Co. Ltd. Class A	360,200	401
	China Coal Energy Co. Ltd. Class H	620,000	378
		Shares	Market Value• ($000)
	China Everbright Bank Co. Ltd. Class H	1,034,000	364
	Shenzhen International Holdings Ltd.	297,000	358
	Huaxia Bank Co. Ltd. Class A	404,700	356
[3]	A-Living Smart City Services Co. Ltd.	106,000	352
	Zhejiang Expressway Co. Ltd. Class H	394,000	350
	Guangzhou R&F Properties Co. Ltd. Class H	557,600	349
	China Everbright Bank Co. Ltd. Class A	610,500	328
	Agile Group Holdings Ltd.	396,000	310
	China Vanke Co. Ltd. Class A	108,800	309
	Bank of Communications Co. Ltd. Class A	435,000	307
	Sinotruk Hong Kong Ltd.	221,000	305
	Greentown China Holdings Ltd.	220,500	304
	China National Nuclear Power Co. Ltd. Class A	281,300	301
[3]	Dali Foods Group Co. Ltd.	530,500	295
[3]	CSC Financial Co. Ltd. Class H	277,500	293
	Chongqing Rural Commercial Bank Co. Ltd. Class H	812,000	292
	Logan Group Co. Ltd.	285,000	285
	Yuexiu Property Co. Ltd.	324,600	285
*	Brilliance China Automotive Holdings Ltd.	516,000	282
	Zoomlion Heavy Industry Science and Technology Co. Ltd. Class H	388,600	280
	Inner Mongolia Yitai Coal Co. Ltd. Class B	320,700	278
	Kwg Group Holdings Ltd.	318,000	277
	Shaanxi Coal Industry Co. Ltd. Class A	141,100	276
	Jiangsu Expressway Co. Ltd. Class H	288,000	273
	Bank of Nanjing Co. Ltd. Class A	177,200	269
*,2,3	China Huarong Asset Management Co. Ltd. Class H	2,028,000	266
	Bank of Shanghai Co. Ltd. Class A	232,733	265
[3]	China Railway Signal & Communication Corp. Ltd. Class H	746,000	262
	China Everbright Ltd.	226,000	254
	Huaxin Cement Co. Ltd. Class B	143,040	254
	Metallurgical Corp. of China Ltd. Class H	906,000	251
	Henan Shuanghui Investment & Development Co. Ltd. Class A	53,700	247

International High Dividend Yield Index Fund
		Shares	Market Value• ($000)
	Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. Class B	270,462	241
	Bank of Beijing Co. Ltd. Class A	348,800	241
	China Minsheng Banking Corp. Ltd. Class A	390,600	237
	Sinopec Shanghai Petrochemical Co. Ltd. Class H	1,000,000	233
	Huayu Automotive Systems Co. Ltd. Class A	54,800	230
[3]	Guotai Junan Securities Co. Ltd. Class H	167,000	228
	Bank of Hangzhou Co. Ltd. Class A	102,200	228
[3]	Legend Holdings Corp. Class H	127,200	224
	Shougang Fushan Resources Group Ltd.	846,164	223
	Seazen Holdings Co. Ltd. Class A	39,600	212
	Shenzhen Investment Ltd.	844,000	207
	Huadian Power International Corp. Ltd. Class H	552,000	204
	Chongqing Changan Automobile Co. Ltd. Class B	314,120	203
	China Merchants Shekou Industrial Zone Holdings Co. Ltd. Class A	120,900	197
	Sinopec Engineering Group Co. Ltd. Class H	372,000	196
	SDIC Power Holdings Co. Ltd. Class A	117,900	194
	BBMG Corp. Class A	437,400	192
	Hengli Petrochemical Co. Ltd. Class A	55,100	190
[3]	BAIC Motor Corp. Ltd. Class H	566,500	188
	Livzon Pharmaceutical Group Inc. Class H	57,000	188
	Lao Feng Xiang Co. Ltd. Class B	52,500	185
	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. Class H	72,000	182
	Angang Steel Co. Ltd. Class H	335,000	180
	Dongfang Electric Corp. Ltd. Class H	109,200	174
[3]	Orient Securities Co. Ltd. Class H	210,000	172
	Satellite Chemical Co. Ltd. Class A	28,040	171
	China Reinsurance Group Corp. Class H	1,638,000	170
	LB Group Co. Ltd. Class A	37,400	166
	Sino-Ocean Group Holding Ltd.	739,500	161
*	New Hope Liuhe Co. Ltd. Class A	71,000	160
		Shares	Market Value• ($000)
	Zoomlion Heavy Industry Science and Technology Co. Ltd. Class A	140,300	159
	China National Chemical Engineering Co. Ltd. Class A	95,500	157
	Sinotrans Ltd. Class H	471,000	155
	COSCO SHIPPING Energy Transportation Co. Ltd. Class A	156,800	145
	Yanzhou Coal Mining Co. Ltd. Class A	40,500	144
	Shanghai International Port Group Co. Ltd. Class A	158,200	140
	China Aoyuan Group Ltd.	339,000	134
	China Evergrande Group	449,000	133
	Metallurgical Corp. of China Ltd. Class A	209,700	133
	Shenzhen Expressway Co. Ltd. Class A	84,100	128
	Shanghai Industrial Holdings Ltd.	85,000	127
	Shanghai Yuyuan Tourist Mart Group Co. Ltd. Class A	81,800	126
*	Hongfa Technology Co. Ltd. Class A	10,500	121
	Sichuan Chuantou Energy Co. Ltd. Class A	59,400	121
	Datang International Power Generation Co. Ltd. Class H	656,000	119
	Yanlord Land Group Ltd.	129,800	108
	Shenzhen Overseas Chinese Town Co. Ltd. Class A	109,600	107
	Shanxi Lu'an Environmental Energy Development Co. Ltd. Class A	52,100	106
	Yifeng Pharmacy Chain Co. Ltd. Class A (XSHG)	14,130	105
	Beijing Capital Eco-Environment Protection Group Co. Ltd. Class A	199,000	105
	Hunan Valin Steel Co. Ltd. Class A	124,800	104
	Times China Holdings Ltd.	142,000	97
	Huaneng Power International Inc. Class A	78,600	95
	Zhejiang Longsheng Group Co. Ltd. Class A	47,200	92
	Maanshan Iron & Steel Co. Ltd. Class A	139,300	92
	Gemdale Corp. Class A	57,400	91
	Beijing Jingneng Clean Energy Co. Ltd. Class H	302,000	91
	Weifu High-Technology Group Co. Ltd. Class B	47,500	90
	Jiangsu Expressway Co. Ltd. Class A	65,900	88

International High Dividend Yield Index Fund
		Shares	Market Value• ($000)
	Shandong Chenming Paper Holdings Ltd. Class H	179,000	86
[3]	Shenwan Hongyuan Group Co. Ltd. Class H	324,000	82
*	Zhuzhou Kibing Group Co. Ltd. Class A	32,900	82
*	Guangshen Railway Co. Ltd. Class H	462,000	81
	Bank of Jiangsu Co. Ltd. Class A	82,160	81
*	Fujian Sunner Development Co. Ltd. Class A	22,800	80
	Jiayuan International Group Ltd.	208,000	80
	Health & Happiness H&H International Holdings Ltd.	34,000	80
	Yantai Changyu Pioneer Wine Co. Ltd. Class B	41,400	74
	Yonghui Superstores Co. Ltd. Class A	120,000	74
	Maanshan Iron & Steel Co. Ltd. Class H	170,000	72
	China Merchants Energy Shipping Co. Ltd. Class A	100,440	72
	Shenergy Co. Ltd. Class A	74,100	72
	Zhejiang Weixing New Building Materials Co. Ltd. Class A	24,900	70
	Wens Foodstuffs Group Co. Ltd. Class A	26,100	67
	Fujian Funeng Co. Ltd. Class A	23,900	67
	Bank of Changsha Co. Ltd. Class A	53,300	67
	Sinoma International Engineering Co. Class A	41,200	67
	Huaibei Mining Holdings Co. Ltd. Class A	33,800	67
	Pingdingshan Tianan Coal Mining Co. Ltd. Class A	48,500	65
	Greenland Holdings Corp. Ltd. Class A	99,645	64
*,3	Red Star Macalline Group Corp. Ltd. Class H	111,672	63
	Shanghai Construction Group Co. Ltd. Class A	121,100	62
	Joyoung Co. Ltd. Class A	16,600	61
*	Shan Xi Hua Yang Group New Energy Co. Ltd. Class A	36,700	61
	China CITIC Bank Corp. Ltd. Class A	82,800	59
	Shenzhen Expressway Co. Ltd. Class H	60,000	57
	Shanghai Jinjiang International Hotels Co. Ltd. Class B	29,200	56
	Yutong Bus Co. Ltd. Class A	31,800	56
	Anhui Expressway Co. Ltd. Class H	92,000	55
		Shares	Market Value• ($000)
	Intco Medical Technology Co. Ltd. Class A	6,900	55
	Huadian Power International Corp. Ltd. Class A	74,000	51
	Shenzhen Jinjia Group Co. Ltd. Class A	29,400	50
	Jiangxi Zhengbang Technology Co. Ltd. Class A	32,200	50
*	Jinduicheng Molybdenum Co. Ltd. Class A	44,000	50
*	Suning Universal Co. Ltd. Class A	65,600	49
	Bank of Chengdu Co. Ltd. Class A	24,400	49
*	China Zheshang Bank Co. Ltd. Class A	91,600	49
	Xiamen C & D Inc. Class A	39,100	49
	Inner Mongolia MengDian HuaNeng Thermal Power Corp. Ltd. Class A	85,400	48
	Jinke Properties Group Co. Ltd. Class A	66,500	46
	Guangxi Guiguan Electric Power Co. Ltd. Class A	51,300	46
	Huolinhe Opencut Coal Industry Corp. Ltd. of Inner Mongolia Class A	22,900	45
	Financial Street Holdings Co. Ltd. Class A	48,800	45
*	Shenzhen Gas Corp. Ltd. Class A	31,300	44
	Shanghai Tunnel Engineering Co. Ltd. Class A	55,300	44
	China South Publishing & Media Group Co. Ltd. Class A	33,100	42
	Guizhou Panjiang Refined Coal Co. Ltd. Class A	33,200	40
	Sansteel Minguang Co. Ltd. Fujian Class A	36,500	39
	RiseSun Real Estate Development Co. Ltd. Class A	58,800	39
	Zhejiang Runtu Co. Ltd. Class A	27,500	38
	Sinopec Shanghai Petrochemical Co. Ltd. Class A	61,800	38
	Guangxi Liugong Machinery Co. Ltd. Class A	30,900	36
	Shanghai AJ Group Co. Ltd. Class A	35,400	36
	Chongqing Rural Commercial Bank Co. Ltd. Class A	58,700	35
	Shanghai Pharmaceuticals Holding Co. Ltd. Class A	11,900	35

International High Dividend Yield Index Fund
		Shares	Market Value• ($000)
	Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. Class A	20,800	35
	Chongqing Water Group Co. Ltd. Class A	39,200	34
	Liuzhou Iron & Steel Co. Ltd. Class A	38,900	33
	Chinese Universe Publishing and Media Group Co. Ltd. Class A	19,500	32
	Tangshan Jidong Cement Co. Ltd. Class A	17,300	31
	North Huajin Chemical Industries Co. Ltd. Class A	33,200	31
	Zhejiang Medicine Co. Ltd. Class A	12,600	31
	Nanjing Iron & Steel Co. Ltd. Class A	54,500	30
	Jiangsu Zhongnan Construction Group Co. Ltd. Class A	49,400	30
	Beijing Capital Development Co. Ltd. Class A	39,400	30
	Zhejiang Semir Garment Co. Ltd. Class A	24,400	29
[3]	Everbright Securities Co. Ltd. Class H	37,400	29
*	China Fortune Land Development Co. Ltd. Class A	49,920	29
	Huafa Industrial Co. Ltd. Zhuhai Class A	35,200	29
	Hangzhou Binjiang Real Estate Group Co. Ltd. Class A	44,100	28
	Jointo Energy Investment Co. Ltd. Hebei Class A	35,400	28
	Yango Group Co. Ltd. Class A	54,400	27
	Shanghai Shimao Co. Ltd. Class A	54,300	27
	China Railway Signal & Communication Corp. Ltd. Class A	15,960	12
*	Sichuan Languang Development Co. Ltd. Class A	35,000	9
			181,248
Colombia (0.1%)
	Ecopetrol SA ADR	64,827	982
	Interconexion Electrica SA ESP	123,013	739
	Cementos Argos SA	157,203	265
	Grupo Argos SA	69,681	218
	Grupo Aval Acciones y Valores SA Preference Shares	613,904	188
	Grupo Aval Acciones y Valores SA ADR	18,290	110
	Ecopetrol SA	76,239	58
			2,560
Czech Republic (0.1%)
	CEZ A/S	50,146	1,656
		Shares	Market Value• ($000)
*,3	Moneta Money Bank A/S	95,117	372
	O2 Czech Republic A/S	4,225	49
			2,077
Denmark (0.1%)
	Danske Bank A/S	183,587	3,106
	Tryg A/S	84,897	2,015
			5,121
Egypt (0.0%)
*	Egypt Kuwait Holding Co. SAE	218,283	297
*	Egypt Kuwait Holding Co. SAE (XCAI)	175,008	242
	Eastern Co. SAE	309,033	228
	ElSewedy Electric Co.	129,404	71
	Telecom Egypt Co.	63,313	55
			893
Finland (1.5%)
	Nordea Bank Abp (XHEL)	1,043,529	12,768
	Sampo OYJ Class A	141,173	7,505
	Kone OYJ Class B	109,563	7,472
	UPM-Kymmene OYJ	152,007	5,365
	Fortum OYJ	122,387	3,640
	Stora Enso OYJ Class R	161,866	2,693
	Kesko OYJ Class B	78,547	2,556
	Elisa OYJ	41,346	2,495
	Wartsila OYJ Abp	137,653	1,909
	Metso Outotec OYJ	175,581	1,764
	Nokian Renkaat OYJ	40,780	1,531
	Orion OYJ Class B	31,178	1,350
			51,048
France (4.7%)
	TotalEnergies SE	688,045	34,454
	Sanofi	308,680	31,005
	AXA SA	539,098	15,684
	Vinci SA	140,952	15,069
	Danone SA	169,733	11,064
	Societe Generale SA	220,326	7,360
	Orange SA	534,588	5,830
	Veolia Environnement SA	172,362	5,629
	Credit Agricole SA	347,964	5,250
	Engie SA (XPAR)	333,686	4,747
	Publicis Groupe SA	64,357	4,320
	Carrefour SA	178,786	3,237
	Suez SA	109,768	2,499
	Bouygues SA	60,803	2,463
	Electricite de France SA (XPAR)	144,166	2,125
	Engie SA Loyalty Shares	132,130	1,880
	Rexel SA	85,892	1,707
	SCOR SE	45,607	1,535
[3]	Amundi SA	16,194	1,443
	CNP Assurances	47,843	1,199
	Wendel SE	7,675	1,022
	TechnipFMC plc (XNYS)	132,497	986
	Rubis SCA	28,054	899
	Imerys SA	11,755	509
[3]	ALD SA	26,538	396
			162,312
Germany (7.0%)
	Siemens AG (Registered)	212,728	34,586
	Allianz SE (Registered)	116,268	26,999
	Daimler AG (Registered)	237,957	23,620

International High Dividend Yield Index Fund
		Shares	Market Value• ($000)
	BASF SE	258,537	18,608
	Deutsche Telekom AG (Registered)	922,746	17,160
	Deutsche Post AG (Registered)	276,693	17,129
	Bayer AG (Registered)	278,404	15,690
	Volkswagen AG Preference Shares	53,437	11,993
	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	39,455	11,682
	Vonovia SE	162,293	9,845
	Bayerische Motoren Werke AG	90,438	9,137
	E.ON SE	610,487	7,741
	RWE AG	176,501	6,794
	Porsche Automobil Holding SE Preference Shares	42,673	4,441
	HeidelbergCement AG	43,295	3,260
[3]	Covestro AG	50,793	3,253
	Hannover Rueck SE	17,195	3,140
	LEG Immobilien SE (XETR)	20,502	3,049
	Volkswagen AG	7,984	2,596
	Aroundtown SA	333,697	2,319
	Evonik Industries AG	56,117	1,818
	Bayerische Motoren Werke AG Preference Shares	17,948	1,530
	Uniper SE	28,452	1,258
	Rheinmetall AG	12,326	1,196
	Talanx AG	12,946	623
	Telefonica Deutschland Holding AG	223,669	583
[3]	DWS Group GmbH & Co. KGaA	10,759	465
	HOCHTIEF AG	5,558	429
	METRO AG	33,094	418
	Traton SE	14,018	362
			241,724
Greece (0.1%)
	Hellenic Telecommunications Organization SA	68,906	1,224
	OPAP SA	60,265	941
	Mytilineos SA	27,105	495
	JUMBO SA	27,428	408
*	Motor Oil Hellas Corinth Refineries SA	18,252	310
			3,378
Hong Kong (1.9%)
	Sun Hung Kai Properties Ltd.	408,500	5,416
	CK Hutchison Holdings Ltd.	738,000	4,948
	Hong Kong & China Gas Co. Ltd.	3,054,400	4,745
	CLP Holdings Ltd.	470,000	4,602
	Hang Seng Bank Ltd.	203,600	3,869
	CK Asset Holdings Ltd.	558,564	3,450
	Jardine Matheson Holdings Ltd.	57,000	3,311
	BOC Hong Kong Holdings Ltd.	1,019,500	3,231
		Shares	Market Value• ($000)
	Wharf Real Estate Investment Co. Ltd.	476,000	2,689
	Power Assets Holdings Ltd.	388,599	2,375
	Lenovo Group Ltd.	2,096,000	2,276
	New World Development Co. Ltd.	435,750	1,890
	Hongkong Land Holdings Ltd.	337,300	1,863
	Henderson Land Development Co. Ltd.	411,587	1,723
	Xinyi Glass Holdings Ltd.	578,000	1,629
	Wharf Holdings Ltd.	399,000	1,387
	Hang Lung Properties Ltd.	558,576	1,296
	Want Want China Holdings Ltd.	1,665,000	1,291
	Sino Land Co. Ltd.	950,000	1,249
[3]	WH Group Ltd.	1,759,599	1,234
	SITC International Holdings Co. Ltd.	354,000	1,196
	CK Infrastructure Holdings Ltd.	185,972	1,121
	Swire Pacific Ltd. Class A	173,288	1,089
	Tingyi Cayman Islands Holding Corp.	574,000	1,071
	Chow Tai Fook Jewellery Group Ltd.	505,200	1,030
	Swire Properties Ltd.	302,698	812
	PCCW Ltd.	1,248,793	643
	Bank of East Asia Ltd.	381,980	627
[3]	BOC Aviation Ltd.	61,600	539
	Kerry Properties Ltd.	184,500	522
	Hysan Development Co. Ltd.	149,000	517
	NagaCorp Ltd.	418,000	384
	NWS Holdings Ltd.	361,000	359
	VTech Holdings Ltd.	39,900	307
	Lee & Man Paper Manufacturing Ltd.	372,000	280
	Dairy Farm International Holdings Ltd.	76,100	272
	Uni-President China Holdings Ltd.	319,000	272
	First Pacific Co. Ltd.	622,000	248
	Towngas China Co. Ltd.	309,185	212
	Haitong International Securities Group Ltd.	678,000	156
	Swire Pacific Ltd. Class B	137,500	144
*	Shun Tak Holdings Ltd.	478,000	131
	Cafe de Coral Holdings Ltd.	62,000	113
	Dah Sing Banking Group Ltd.	106,000	101
	Shui On Land Ltd.	672,500	100
	Guotai Junan International Holdings Ltd.	427,000	62
	Hutchison Telecommunications Hong Kong Holdings Ltd.	152,000	24
			66,806

International High Dividend Yield Index Fund
	Shares	Market Value• ($000)
Hungary (0.0%)
Magyar Telekom Telecommunications plc	74,516	103
India (1.3%)
Infosys Ltd.	1,018,116	22,784
ITC Ltd.	835,816	2,495
Power Grid Corp. of India Ltd.	897,389	2,223
NTPC Ltd.	1,251,305	2,222
Oil & Natural Gas Corp. Ltd.	866,577	1,724
Bharat Petroleum Corp. Ltd.	283,266	1,584
Vedanta Ltd.	355,189	1,445
Indian Oil Corp. Ltd.	754,214	1,291
Indus Towers Ltd.	341,838	1,243
Hero MotoCorp Ltd.	34,753	1,235
Coal India Ltd.	518,566	1,141
Mphasis Ltd.	25,105	1,089
Gail India Ltd.	489,885	975
Hindustan Petroleum Corp. Ltd.	188,856	784
Petronet LNG Ltd.	213,838	656
Power Finance Corp. Ltd.	347,114	619
REC Ltd.	253,207	504
NMDC Ltd.	213,086	409
Oracle Financial Services Software Ltd.	5,872	348
Oil India Ltd.	98,748	297
Hindustan Zinc Ltd.	61,246	255
NHPC Ltd.	605,235	248
Castrol India Ltd.	130,757	242
Sun TV Network Ltd.	27,777	209
		46,022
Indonesia (0.5%)
Bank Rakyat Indonesia Persero Tbk PT	18,231,859	5,473
Telkom Indonesia Persero Tbk PT	13,180,200	3,523
Bank Mandiri Persero Tbk PT	5,315,900	2,687
Astra International Tbk PT	5,812,800	2,476
United Tractors Tbk PT	449,404	747
Indofood Sukses Makmur Tbk PT	1,354,500	608
Indofood CBP Sukses Makmur Tbk PT	587,400	365
Indocement Tunggal Prakarsa Tbk PT	383,400	320
Hanjaya Mandala Sampoerna Tbk PT	2,391,000	175
Bukit Asam Tbk PT	875,900	166
Bank Danamon Indonesia Tbk PT	153,600	29
		16,569
Israel (0.3%)
Bank Leumi Le-Israel BM	413,969	3,955
Bank Hapoalim BM	336,733	3,317
ICL Group Ltd.	196,593	1,685
Gazit-Globe Ltd.	11,649	94
		9,051
		Shares	Market Value• ($000)
Italy (1.8%)
	Enel SpA	2,196,622	18,390
	Intesa Sanpaolo SpA	4,670,143	13,273
	Eni SpA	707,468	10,140
	Assicurazioni Generali SpA	356,599	7,765
	Snam SpA (MTAA)	625,283	3,541
	Terna - Rete Elettrica Nazionale	399,051	2,973
[3]	Poste Italiane SpA	132,019	1,886
[3]	Infrastrutture Wireless Italiane SpA	95,766	1,058
	A2A SpA	478,189	1,006
	Banca Mediolanum SpA	83,609	843
	Italgas SpA	132,146	840
	Hera SpA	191,166	782
	Telecom Italia SpA Savings Shares	1,791,084	681
	UnipolSai Assicurazioni SpA	142,316	412
			63,590
Japan (11.1%)
	Toyota Motor Corp.	3,486,165	61,510
	Mitsubishi UFJ Financial Group Inc.	3,506,100	19,226
	KDDI Corp.	474,000	14,495
	Honda Motor Co. Ltd.	481,000	14,227
	Takeda Pharmaceutical Co. Ltd.	433,700	12,172
	Sumitomo Mitsui Financial Group Inc.	367,754	11,933
	ITOCHU Corp.	379,884	10,835
	Mitsubishi Corp.	339,600	10,799
	Softbank Corp.	767,982	10,483
	Mitsui & Co. Ltd.	452,312	10,351
	Tokio Marine Holdings Inc.	181,634	9,567
	Nippon Telegraph & Telephone Corp.	341,400	9,566
	Mizuho Financial Group Inc.	714,320	9,428
	Bridgestone Corp.	161,500	7,145
	ORIX Corp.	339,500	6,748
	Japan Tobacco Inc.	332,100	6,519
	Canon Inc.	281,100	6,392
	Dai-ichi Life Holdings Inc.	297,400	6,257
	Daiwa House Industry Co. Ltd.	180,800	5,965
	Japan Post Holdings Co. Ltd.	640,161	4,919
	Sumitomo Corp.	318,538	4,539
	MS&AD Insurance Group Holdings Inc.	131,000	4,232
	Sompo Holdings Inc.	95,500	4,142
	Nomura Holdings Inc.	851,500	4,055
	Marubeni Corp.	450,900	3,826
	Asahi Kasei Corp.	355,900	3,739
	Kirin Holdings Co. Ltd.	214,000	3,725
	Sekisui House Ltd.	165,202	3,435
	ENEOS Holdings Inc.	851,005	3,431
	Sumitomo Mitsui Trust Holdings Inc.	102,600	3,375
	Nippon Yusen KK	45,200	3,257
	Subaru Corp.	165,009	3,237
	Mitsubishi Chemical Holdings Corp.	360,500	2,984

International High Dividend Yield Index Fund
		Shares	Market Value• ($000)
	Sumitomo Electric Industries Ltd.	215,000	2,854
	Toyota Tsusho Corp.	62,000	2,689
	AGC Inc.	51,800	2,579
	Daiwa Securities Group Inc.	435,914	2,449
	Yamaha Motor Co. Ltd.	85,300	2,378
	Resona Holdings Inc.	617,000	2,318
	Daito Trust Construction Co. Ltd.	17,800	2,207
	Sumitomo Chemical Co. Ltd.	438,700	2,161
	Inpex Corp.	257,900	2,151
	Mitsubishi Heavy Industries Ltd.	83,900	2,146
	Chubu Electric Power Co. Inc.	203,400	2,105
	T&D Holdings Inc.	153,300	1,966
	Dai Nippon Printing Co. Ltd.	79,100	1,960
*	Trend Micro Inc.	34,500	1,950
	Kansai Electric Power Co. Inc.	208,800	1,922
	Lixil Corp.	73,800	1,896
	Idemitsu Kosan Co. Ltd.	65,353	1,785
	Aisin Corp.	47,700	1,745
	SBI Holdings Inc.	66,700	1,729
	Obayashi Corp.	188,000	1,587
	Kajima Corp.	126,900	1,562
	Taisei Corp.	49,600	1,556
	Mitsui Chemicals Inc.	49,300	1,466
	Seiko Epson Corp.	79,900	1,423
	Tosoh Corp.	80,900	1,362
	Concordia Financial Group Ltd.	332,300	1,321
	Shimizu Corp.	153,300	1,123
	Chiba Bank Ltd.	181,000	1,122
	Marui Group Co. Ltd.	57,200	1,122
	Hulic Co. Ltd.	116,486	1,120
	Mitsubishi Gas Chemical Co. Inc.	51,700	1,041
	Iida Group Holdings Co. Ltd.	42,200	1,040
	Kyushu Electric Power Co. Inc.	143,200	1,009
	Haseko Corp.	76,386	995
	Japan Post Bank Co. Ltd.	126,348	986
	Kuraray Co. Ltd.	105,600	956
	Tohoku Electric Power Co. Inc.	144,500	938
	Denka Co. Ltd.	27,000	884
	Amada Co. Ltd.	88,700	876
	Nomura Real Estate Holdings Inc.	35,800	873
	NGK Spark Plug Co. Ltd.	54,000	863
	Fukuoka Financial Group Inc.	47,700	857
	Mitsubishi HC Capital Inc. (XTKS)	166,620	835
	Tokyo Tatemono Co. Ltd.	56,000	823
	Aozora Bank Ltd.	35,000	801
	Chugoku Electric Power Co. Inc.	95,835	795
	EXEO Group Inc.	31,300	723
	DIC Corp.	27,100	717
	Konica Minolta Inc.	135,300	670
	J Front Retailing Co. Ltd.	69,600	645
	Shares	Market Value• ($000)
Electric Power Development Co. Ltd.	48,700	644
Nippon Electric Glass Co. Ltd.	24,700	631
Sanwa Holdings Corp.	54,100	631
Mebuki Financial Group Inc.	307,600	630
Lawson Inc.	12,600	609
Teijin Ltd.	44,500	597
Sumitomo Rubber Industries Ltd.	47,700	588
Yokohama Rubber Co. Ltd.	33,400	565
Penta-Ocean Construction Co. Ltd.	79,800	550
Ube Industries Ltd.	28,900	538
Credit Saison Co. Ltd.	43,400	532
Daicel Corp.	69,300	519
Hachijuni Bank Ltd.	154,500	516
Kaneka Corp.	13,300	510
Hirogin Holdings Inc.	84,900	468
Seven Bank Ltd.	219,700	464
Aica Kogyo Co. Ltd.	13,800	423
Yamaguchi Financial Group Inc.	73,700	411
Kaken Pharmaceutical Co. Ltd.	10,200	402
AEON Financial Service Co. Ltd.	31,600	401
Cosmo Energy Holdings Co. Ltd.	17,500	358
Toda Corp.	54,100	341
H.U. Group Holdings Inc.	12,800	316
Kyudenko Corp.	9,700	308
Sankyo Co. Ltd.	12,100	294
Yamato Kogyo Co. Ltd.	7,900	265
Lintec Corp.	11,800	263
Toyota Boshoku Corp.	13,600	261
Heiwa Corp.	14,300	255
Tokuyama Corp.	14,900	255
Shikoku Electric Power Co. Inc.	37,400	244
Fuyo General Lease Co. Ltd.	3,700	240
Matsui Securities Co. Ltd.	29,600	212
Noevir Holdings Co. Ltd.	2,900	142
Kandenko Co. Ltd.	17,500	136
Tokai Rika Co. Ltd.	9,100	127
Fuji Media Holdings Inc.	6,500	67
Gunma Bank Ltd.	600	2
SKY Perfect JSAT Holdings Inc.	300	1
		384,311
Kuwait (0.3%)
National Bank of Kuwait SAKP	1,927,146	6,336
Mobile Telecommunications Co. KSCP	607,430	1,203
Humansoft Holding Co. KSC	31,304	347
Gulf Bank KSCP	407,216	333
Boubyan Petrochemicals Co. KSCP	100,196	306
Burgan Bank SAK	156,808	124
		8,649

International High Dividend Yield Index Fund
	Shares	Market Value• ($000)
Malaysia (0.7%)
Public Bank Bhd.	4,423,200	4,456
Malayan Banking Bhd.	1,735,397	3,376
Tenaga Nasional Bhd.	1,140,733	2,661
CIMB Group Holdings Bhd.	1,976,700	2,494
Axiata Group Bhd.	1,239,100	1,184
DiGi.Com Bhd.	1,011,300	1,035
Top Glove Corp. Bhd.	1,431,700	940
Maxis Bhd.	787,000	888
Hong Leong Bank Bhd.	175,900	800
MISC Bhd.	461,744	790
Genting Bhd.	630,400	789
Petronas Gas	163,532	662
Sime Darby Bhd.	1,029,600	565
RHB Bank Bhd.	415,000	560
Genting Malaysia Bhd.	724,100	555
Hartalega Holdings Bhd.	387,500	549
Petronas Dagangan Bhd.	96,500	474
AMMB Holdings Bhd.	511,000	415
Westports Holdings Bhd.	253,900	274
British American Tobacco Malaysia Bhd.	49,600	181
Supermax Corporation Bhd.	385,400	179
Sime Darby Property Bhd.	865,700	152
Astro Malaysia Holdings Bhd.	288,500	69
		24,048
Mexico (0.6%)
America Movil SAB de CV Series L	8,435,700	7,519
Wal-Mart de Mexico SAB de CV	1,467,535	5,119
Grupo Mexico SAB de CV Series B	894,900	3,926
Grupo Aeroportuario del Pacifico SAB de CV Class B	104,154	1,313
Coca-Cola Femsa SAB de CV	165,855	894
Orbia Advance Corp. SAB de CV	270,100	702
Alfa SAB de CV Class A	715,700	518
Promotora y Operadora de Infraestructura SAB de CV	64,015	471
Kimberly-Clark de Mexico SAB de CV Class A	204,600	323
Megacable Holdings SAB de CV	87,600	258
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand	119,900	153
Grupo Lala SAB de CV	300	—
		21,196
Netherlands (1.2%)
ING Groep NV	1,102,699	16,727
Koninklijke Ahold Delhaize NV	280,024	9,110
NN Group NV	86,481	4,623
Koninklijke KPN NV	958,505	2,864
Aegon NV	506,898	2,571
		Shares	Market Value• ($000)
	Randstad NV	30,252	2,173
	ASR Nederland NV	40,514	1,894
[3]	Signify NV	35,346	1,713
	Koninklijke Vopak NV	18,819	749
			42,424
New Zealand (0.2%)
	Spark New Zealand Ltd.	543,910	1,781
	Meridian Energy Ltd.	357,037	1,279
	Contact Energy Ltd.	210,263	1,234
	Fletcher Building Ltd.	220,132	1,132
	Mercury NZ Ltd.	203,032	893
			6,319
Norway (0.9%)
	Equinor ASA	273,347	6,926
	DNB Bank ASA	290,870	6,922
	Mowi ASA	123,190	3,572
	Telenor ASA	179,480	2,836
	Norsk Hydro ASA	374,646	2,752
	Yara International ASA	46,591	2,435
	Orkla ASA	221,299	2,152
	Aker BP ASA	32,171	1,234
	Salmar ASA	15,704	1,198
	Gjensidige Forsikring ASA	44,842	1,117
	Leroy Seafood Group ASA	65,521	596
	Aker ASA Class A	6,194	571
			32,311
Pakistan (0.0%)
	Oil & Gas Development Co. Ltd.	255,915	127
	Habib Bank Ltd.	125,375	92
	Fauji Fertilizer Co. Ltd.	112,299	68
	Pakistan Petroleum Ltd.	146,680	65
			352
Philippines (0.1%)
	International Container Terminal Services Inc.	303,850	1,085
	PLDT Inc.	26,640	870
	Globe Telecom Inc.	8,430	501
	Manila Electric Co.	86,600	493
	Metro Pacific Investments Corp.	3,488,000	260
	Aboitiz Power Corp.	397,600	254
	Semirara Mining & Power Corp. Class A	487,720	251
	DMCI Holdings Inc.	1,312,100	207
	LT Group Inc.	740,400	148
			4,069
Poland (0.1%)
	Polski Koncern Naftowy ORLEN SA	89,334	1,927
	Cyfrowy Polsat SA	71,361	638
			2,565
Portugal (0.2%)
	EDP - Energias de Portugal SA	781,264	4,408
	Galp Energia SGPS SA	148,789	1,546
			5,954
Qatar (0.5%)
	Qatar National Bank QPSC	1,273,270	7,174
	Industries Qatar QSC	448,547	1,954
	Qatar Islamic Bank SAQ	319,084	1,615

International High Dividend Yield Index Fund
		Shares	Market Value• ($000)
	Masraf Al Rayan QSC	1,000,847	1,312
	Commercial Bank PSQC	539,499	907
	Qatar Fuel QSC	138,406	699
	Qatar Gas Transport Co. Ltd.	696,355	623
	Qatar Electricity & Water Co. QSC	122,608	567
	Qatar International Islamic Bank QSC	189,583	510
	Barwa Real Estate Co.	568,219	493
	Ooredoo QPSC	210,646	401
	Doha Bank QPSC	401,470	318
	Vodafone Qatar QSC	465,414	207
			16,780
Romania (0.0%)
	Banca Transilvania SA	1,375,322	807
Russia (2.2%)
	Sberbank of Russia PJSC	2,906,395	14,621
	Novatek PJSC	303,085	7,696
	Gazprom PJSC ADR	748,819	7,348
	Gazprom PJSC	1,482,736	7,306
	Lukoil PJSC	59,410	6,063
	LUKOIL PJSC ADR	49,539	5,050
	MMC Norilsk Nickel PJSC	8,869	2,769
	Tatneft PJSC ADR	44,997	2,058
	Rosneft Oil Co. PJSC (Registered) GDR	190,781	1,699
	MMC Norilsk Nickel PJSC ADR	53,701	1,678
	Rosneft Oil Co. PJSC	142,196	1,278
	Alrosa PJSC	681,612	1,203
	Polyus PJSC	5,994	1,188
	Surgutneftegas PJSC Preference Shares	2,107,560	1,148
	Magnit PJSC	11,992	1,094
	Tatneft PJSC	139,641	1,067
	Mobile TeleSystems PJSC ADR	112,115	1,030
	Novolipetskiy Metallurgicheskiy Kombinat PJSC	323,494	1,021
	VTB Bank PJSC GDR (Registered)	671,253	976
	Moscow Exchange MICEX-RTS PJSC	385,108	945
	Transneft PJSC Preference Shares	420	901
	Severstal PAO GDR (Registered)	34,635	792
	Inter Rao Ues PJSC	10,455,400	709
*	United Co. Rusal International	689,060	700
	Magnit PJSC GDR (Registered)	36,161	670
	Magnitogorsk Iron & Steel Works PJSC	592,710	554
	Severstal PAO PJSC	22,170	504
	PhosAgro PJSC	5,813	459
	Polyus PJSC (Registered) GDR	4,270	422
	Tatneft PJSC Preference Shares	49,963	344
	RusHydro PJSC	29,565,000	339
	Rostelecom PJSC	226,460	298
	Sistema PJSFC	720,900	274
		Shares	Market Value• ($000)
	PhosAgro PJSC GDR (Registered)	10,445	250
	Federal Grid Co.	83,950,000	220
	Unipro PJSC	1,744,000	67
	Mobile TeleSystems PJSC	13,562	59
	Mosenergo PJSC	1,739,000	55
			74,855
Saudi Arabia (1.3%)
	Saudi National Bank	617,606	10,842
[3]	Saudi Arabian Oil Co.	716,505	7,213
	Saudi Basic Industries Corp.	191,356	6,595
	Saudi Telecom Co.	136,049	4,250
	Riyad Bank	345,317	2,719
	SABIC Agri-Nutrients Co.	52,716	2,313
	Saudi Electricity Co.	226,193	1,721
	Yanbu National Petrochemical Co.	63,208	1,284
	Sahara International Petrochemical Co.	97,387	1,144
	Arab National Bank	164,415	1,010
	Jarir Marketing Co.	15,889	859
	Saudi Industrial Investment Group	61,287	620
	Advanced Petrochemical Co.	27,972	556
	Bank Al-Jazira	103,541	531
	Southern Province Cement Co.	22,809	435
	National Petrochemical Co.	31,590	406
	Abdullah Al Othaim Markets Co.	11,586	357
	Saudi Cement Co.	20,230	320
	Arabian Centres Co. Ltd.	46,632	317
	Qassim Cement Co.	12,249	266
*	Seera Group Holding	36,945	228
	Saudia Dairy & Foodstuff Co.	3,627	159
	Yanbu Cement Co.	15,587	159
			44,304
Singapore (1.3%)
	DBS Group Holdings Ltd.	507,178	11,852
	Oversea-Chinese Banking Corp. Ltd.	990,400	8,658
	United Overseas Bank Ltd.	361,845	7,193
	Singapore Telecommunications Ltd.	2,111,688	3,918
*	Capitaland Investment Ltd.	722,300	1,843
	Singapore Exchange Ltd.	244,732	1,756
	Keppel Corp. Ltd.	414,612	1,655
	Singapore Technologies Engineering Ltd.	474,500	1,347
	Venture Corp. Ltd.	81,900	1,144
	Genting Singapore Ltd.	1,789,700	1,035
	ComfortDelGro Corp. Ltd.	642,000	744
[2]	Singapore Press Holdings Ltd.	422,100	625
	NetLink NBN Trust	714,500	540
	Jardine Cycle & Carriage Ltd.	27,300	456

International High Dividend Yield Index Fund
		Shares	Market Value• ($000)
	Sembcorp Industries Ltd.	230,500	344
	Golden Agri-Resources Ltd.	1,561,900	306
	Hutchison Port Holdings Trust Class U	1,261,000	272
	Olam International Ltd.	191,600	242
	Singapore Post Ltd.	380,700	185
	StarHub Ltd.	108,700	100
*	SIA Engineering Co. Ltd.	47,400	76
	Singapore Telecommunications Ltd. (XSES)	8,800	16
			44,307
South Africa (1.2%)
	FirstRand Ltd.	1,403,897	5,333
*	MTN Group Ltd.	505,978	4,537
	Standard Bank Group Ltd.	359,811	3,188
	Impala Platinum Holdings Ltd.	230,522	2,983
	Sibanye Stillwater Ltd.	818,283	2,864
	Gold Fields Ltd.	242,087	2,250
	Anglogold Ltd.	116,693	2,153
	Sanlam Ltd.	495,157	2,034
	Anglo American Platinum Ltd.	16,539	1,676
	Shoprite Holdings Ltd.	134,866	1,601
	Vodacom Group Ltd.	171,311	1,517
	Old Mutual Ltd. (XZIM)	1,332,763	1,361
	Remgro Ltd.	142,513	1,257
	Nedbank Group Ltd.	104,813	1,194
	Mr Price Group Ltd.	75,296	983
	Exxaro Resources Ltd.	74,222	814
	SPAR Group Ltd.	60,660	774
	Tiger Brands Ltd.	54,912	695
	Harmony Gold Mining Co. Ltd.	150,760	541
	AVI Ltd.	96,149	498
	Kumba Iron Ore Ltd.	14,550	443
	Investec Ltd.	84,623	390
	African Rainbow Minerals Ltd.	28,805	385
	Truworths International Ltd.	108,301	382
	Pick n Pay Stores Ltd.	85,272	332
	Momentum Metropolitan Holdings	243,985	313
	Coronation Fund Managers Ltd.	64,935	216
	Santam Ltd.	10,009	166
*	Liberty Holdings Ltd.	25,253	149
			41,029
South Korea (1.3%)
	KB Financial Group Inc.	109,084	5,280
	POSCO	18,285	4,638
	Shinhan Financial Group Co. Ltd.	140,430	4,585
	Hana Financial Group Inc.	84,036	3,240
	KT&G Corp.	30,128	2,093
	LG Corp.	23,354	1,826
	Samsung Fire & Marine Insurance Co. Ltd.	9,185	1,821
	SK Telecom Co. Ltd. ADR	57,541	1,669
		Shares	Market Value• ($000)
	Woori Financial Group Inc.	141,929	1,613
	Korea Electric Power Corp.	68,950	1,336
	Korea Zinc Co. Ltd.	2,732	1,258
	Samsung Life Insurance Co. Ltd.	17,273	999
	Korea Investment Holdings Co. Ltd.	10,628	795
	Hyundai Motor Co. Preference Shares (XKRS)	8,966	753
	Hyundai Heavy Industries Holdings Co. Ltd.	13,283	720
	LG Uplus Corp.	57,528	708
	Industrial Bank of Korea	73,293	694
	Kangwon Land Inc.	29,080	692
	Samsung Securities Co. Ltd.	16,349	665
	Hyundai Motor Co. Preference Shares	7,465	625
	Mirae Asset Securities Co. Ltd.	82,908	618
	GS Engineering & Construction Corp.	17,285	613
	DB Insurance Co. Ltd.	11,846	602
	BNK Financial Group Inc.	79,640	600
	GS Holdings Corp.	13,122	475
	LOTTE Fine Chemical Co. Ltd.	5,372	392
*	S-1 Corp.	5,304	378
	DGB Financial Group Inc.	42,020	372
	Cheil Worldwide Inc.	17,618	360
	NH Investment & Securities Co. Ltd.	31,673	358
	Hyundai Marine & Fire Insurance Co. Ltd.	15,421	347
	KCC Corp.	1,129	323
	Mirae Asset Securities Co. Ltd. Preference Shares	75,828	315
	Korea Gas Corp.	8,025	305
	Lotte Shopping Co. Ltd.	3,009	271
	Samsung Card Co. Ltd.	9,105	267
*	DL Holdings Co. Ltd.	4,243	239
	Posco International Corp.	11,889	221
	KEPCO Plant Service & Engineering Co. Ltd.	5,835	209
	Doosan Bobcat Inc.	6,263	205
	Lotte Corp.	6,271	176
	SSANGYONG C&E Co. Ltd.	26,192	176
	Samsung Fire & Marine Insurance Co. Ltd. Preference Shares	937	142
*	LX Holdings Corp.	8,737	66
	Hyundai Motor Co.	346	62
	Hanwha Corp. Preference Shares	3,489	49
			44,151
Spain (2.6%)
	Iberdrola SA (XMAD)	1,669,333	19,730
	Banco Santander SA	4,827,481	18,311
	Banco Bilbao Vizcaya Argentaria SA	1,881,635	13,168
	Industria de Diseno Textil SA	299,104	10,835

International High Dividend Yield Index Fund
		Shares	Market Value• ($000)
	Telefonica SA	1,402,203	6,091
	Repsol SA	367,013	4,701
	CaixaBank SA	1,216,105	3,496
	Red Electrica Corp. SA	123,664	2,575
[1]	Naturgy Energy Group SA	85,301	2,243
	Endesa SA	91,921	2,120
	ACS Actividades de Construccion y Servicios SA	67,420	1,767
	Enagas SA	73,644	1,653
	Acciona SA	6,657	1,278
	Bankinter SA	203,104	1,118
	Mapfre SA	318,975	675
	Linea Directa Aseguradora SA Cia de Seguros y Reaseguros	205,439	412
	Zardoya Otis SA	324	3
			90,176
Sweden (1.7%)
	Investor AB Class B	511,894	11,811
	Volvo AB Class B	428,207	9,985
	Skandinaviska Enskilda Banken AB Class A	410,195	6,415
[1]	Swedbank AB Class A	279,778	6,068
[1]	Svenska Handelsbanken AB Class A	428,252	4,909
[1]	Telia Co. AB	739,241	2,912
	Boliden AB	77,069	2,717
	Skanska AB Class B	103,375	2,628
	SKF AB Class B	109,991	2,555
	Lundin Energy AB	53,848	2,127
	Tele2 AB Class B	145,707	2,059
	Castellum AB	62,312	1,661
	Electrolux AB Class B	63,942	1,455
	Securitas AB Class B	87,675	1,453
	ICA Gruppen AB	21,396	1,107
	Skandinaviska Enskilda Banken AB Class C	3,578	57
			59,919
Switzerland (9.6%)
	Nestle SA (Registered)	797,802	105,236
	Roche Holding AG	159,854	61,926
	Novartis AG (Registered)	600,616	49,679
	Zurich Insurance Group AG	41,773	18,515
	Roche Holding AG (Bearer)	40,701	17,506
	UBS Group AG (Registered)	921,910	16,781
	ABB Ltd. (Registered)	479,971	15,879
	Swiss Re AG	80,608	7,809
	Holcim Ltd.	153,877	7,676
	Swiss Life Holding AG (Registered)	9,106	4,995
	SGS SA (Registered)	1,678	4,968
	Julius Baer Group Ltd.	62,387	4,513
	Swisscom AG (Registered)	7,075	3,852
	Adecco Group AG (Registered)	44,475	2,241
	Swiss Prime Site AG (Registered)	21,988	2,235
	Baloise Holding AG (Registered)	13,237	2,109
		Shares	Market Value• ($000)
	PSP Swiss Property AG (Registered)	12,590	1,574
	Clariant AG (Registered)	69,962	1,473
	Helvetia Holding AG (Registered)	10,496	1,249
	DKSH Holding AG	11,288	905
	Banque Cantonale Vaudoise (Registered)	7,252	584
	OC Oerlikon Corp. AG (Registered)	47,566	484
	Sulzer AG (Registered)	4,425	435
*,3	Medmix AG	4,405	211
			332,835
Taiwan (4.0%)
	Hon Hai Precision Industry Co. Ltd.	3,382,000	13,056
	United Microelectronics Corp.	3,319,000	6,890
	Fubon Financial Holding Co. Ltd.	2,380,639	6,293
	Delta Electronics Inc.	617,802	5,454
	Formosa Plastics Corp.	1,362,879	5,279
	Nan Ya Plastics Corp.	1,579,000	4,846
	Cathay Financial Holding Co. Ltd.	2,319,388	4,835
	CTBC Financial Holding Co. Ltd.	5,253,120	4,387
	Chunghwa Telecom Co. Ltd.	1,073,000	4,258
	China Steel Corp.	3,454,000	4,164
	Mega Financial Holding Co. Ltd.	3,118,000	3,747
	Chailease Holding Co. Ltd.	388,518	3,721
	Uni-President Enterprises Corp.	1,389,000	3,332
	Formosa Chemicals & Fibre Corp.	1,008,000	2,925
	Yuanta Financial Holding Co. Ltd.	3,284,360	2,919
	Evergreen Marine Corp. Taiwan Ltd.	748,000	2,692
	Asustek Computer Inc.	210,268	2,673
	Taiwan Cement Corp.	1,533,365	2,661
	Realtek Semiconductor Corp.	138,000	2,482
	First Financial Holding Co. Ltd.	2,881,862	2,373
	Novatek Microelectronics Corp.	158,000	2,370
	ASE Technology Holding Co. Ltd.	607,171	2,172
	Yageo Corp.	135,000	2,113
	Quanta Computer Inc.	750,000	2,107
	Hua Nan Financial Holdings Co. Ltd.	2,807,896	2,056
	Taishin Financial Holding Co. Ltd.	2,997,812	1,968
	Taiwan Mobile Co. Ltd.	454,000	1,601
	Globalwafers Co. Ltd.	57,000	1,564
	President Chain Store Corp.	152,000	1,536
	Sinopac Holdings Co.	2,936,641	1,496
	Innolux Corp.	2,471,000	1,486
	Shanghai Commercial & Savings Bank Ltd.	901,000	1,427
	Formosa Petrochemical Corp.	396,000	1,426

International High Dividend Yield Index Fund
	Shares	Market Value• ($000)
Lite-On Technology Corp.	625,194	1,380
Pegatron Corp.	561,000	1,373
Vanguard International Semiconductor Corp.	249,000	1,297
Accton Technology Corp.	145,000	1,268
ASE Technology Holding Co. Ltd. ADR	172,889	1,231
Eclat Textile Co. Ltd.	54,200	1,184
Catcher Technology Co. Ltd.	201,672	1,169
Far Eastern New Century Corp.	1,095,000	1,147
Compal Electronics Inc.	1,174,000	1,033
Asia Cement Corp.	647,000	1,030
Sino-American Silicon Products Inc.	146,000	1,000
Far EasTone Telecommunications Co. Ltd.	451,000	992
Micro-Star International Co. Ltd.	187,000	944
Feng TAY Enterprise Co. Ltd.	117,280	913
Pou Chen Corp.	720,000	883
Wistron Corp.	816,656	858
Inventec Corp.	857,994	821
Foxconn Technology Co. Ltd.	311,190	773
Synnex Technology International Corp.	386,000	748
Acer Inc.	767,000	718
Wiwynn Corp.	22,000	705
Powertech Technology Inc.	199,000	698
Walsin Technology Corp.	128,000	697
Cheng Shin Rubber Industry Co. Ltd.	474,994	583
Teco Electric and Machinery Co. Ltd.	504,000	547
Zhen Ding Technology Holding Ltd.	157,000	544
Nanya Technology Corp.	224,000	537
Chicony Electronics Co. Ltd.	175,370	501
Nien Made Enterprise Co. Ltd.	36,000	495
Taiwan Fertilizer Co. Ltd.	185,000	452
Formosa Taffeta Co. Ltd.	284,000	307
Taiwan Secom Co. Ltd.	81,000	293
Transcend Information Inc.	72,000	175
		139,605
Thailand (0.7%)
PTT PCL	3,966,800	4,542
Siam Commercial Bank PCL	695,900	2,646
Siam Cement PCL (Registered)	162,850	1,938
Advanced Info Service PCL	333,904	1,904
PTT Exploration & Production PCL	364,930	1,291
PTT Global Chemical PCL	680,499	1,288
Kasikornbank PCL NVDR	270,400	1,153
Siam Cement PCL NDVR	79,400	945
		Shares	Market Value• ($000)
	Intouch Holdings PCL Class F	404,941	919
	Charoen Pokphand Foods PCL	1,003,000	763
	BTS Group Holdings PCL	2,242,300	646
	Krung Thai Bank PCL	1,834,100	637
	Kasikornbank PCL	147,500	629
	Digital Telecommunications Infrastructure Fund Class F	1,426,197	576
	Banpu PCL (Registered)	1,654,650	568
	Bangkok Bank PCL (Registered)	149,500	553
	Thai Union Group PCL Class F	771,500	486
	Land & Houses PCL (Registered)	1,757,100	448
	TMBThanachart Bank PCL	10,617,600	372
	IRPC PCL	2,786,700	361
	Electricity Generating PCL	64,600	348
	Osotspa PCL	328,800	325
	Ratch Group PCL	206,300	283
*	Bangkok Bank PCL NVDR	69,500	257
	Sri Trang Gloves Thailand PCL	213,300	196
	Total Access Communication PCL	160,500	185
	Intouch Holdings PCL NVDR	64,800	147
	Siam City Cement PCL	26,232	134
	Siam Commercial Bank PCL NVDR	30,700	117
	Siam Makro PCL	74,400	108
	Bangkok Life Assurance PCL NVDR	98,900	89
	Land & Houses PCL NVDR	252,900	64
*	BTS Group Holdings PCL Warrants Exp. 9/5/22	85,310	4
*	BTS Group Holdings PCL Warrants Exp. 11/7/24	170,620	—
*	BTS Group Holdings PCL Warrants Exp. 11/20/26	341,240	—
			24,922
Turkey (0.2%)
	BIM Birlesik Magazalar A/S	121,482	786
	Eregli Demir ve Celik Fabrikalari TAS	373,795	780
	Turkiye Garanti Bankasi A/S	651,103	667
	Turkcell Iletisim Hizmetleri A/S	364,434	581
	Akbank TAS	826,433	500
	Haci Omer Sabanci Holding A/S	321,015	374
	Ford Otomotiv Sanayi A/S	16,546	319
	Turkiye Sise ve Cam Fabrikalari A/S	348,511	314
	Turkiye Is Bankasi A/S Class C	422,533	248

International High Dividend Yield Index Fund
		Shares	Market Value• ($000)
	Enka Insaat ve Sanayi A/S	183,879	212
	Tofas Turk Otomobil Fabrikasi A/S	27,062	165
	Coca-Cola Icecek A/S	15,536	137
	Arcelik A/S	36,074	127
	Turk Telekomunikasyon A/S	159,957	125
	Anadolu Efes Biracilik Ve Malt Sanayii A/S	41,113	95
	Iskenderun Demir ve Celik A/S	34,120	48
[3]	Enerjisa Enerji A/S	33,079	41
	Tekfen Holding A/S	54	—
			5,519
United Arab Emirates (0.5%)
	First Abu Dhabi Bank PJSC	1,230,667	5,973
	Emirates Telecommunications Group Co. PJSC	485,959	3,390
	Emirates NBD Bank PJSC	710,503	2,704
	Abu Dhabi Commercial Bank PJSC	794,447	1,797
	Dubai Islamic Bank PJSC	837,319	1,167
	Aldar Properties PJSC	1,056,542	1,163
	Abu Dhabi Islamic Bank PJSC	385,215	613
	Dana Gas PJSC	1,073,947	302
	Dubai Investments PJSC	585,777	272
*	Air Arabia PJSC	698,856	265
			17,646
United Kingdom (13.7%)
	AstraZeneca plc	438,658	54,877
	HSBC Holdings plc	5,789,668	34,884
	GlaxoSmithKline plc	1,402,485	29,117
	Royal Dutch Shell plc Class A	1,199,777	27,486
	BP plc	5,620,684	26,928
	Unilever plc (XLON)	452,455	24,225
	Royal Dutch Shell plc Class B	1,012,762	23,242
	British American Tobacco plc	648,290	22,550
	Rio Tinto plc	307,695	19,185
	Glencore plc	3,748,447	18,744
	BHP Group plc	588,883	15,553
	Unilever plc	279,987	14,989
	Anglo American plc	349,152	13,283
	Barclays plc	4,777,653	13,184
	National Grid plc	1,000,228	12,807
	Vodafone Group plc	7,867,428	11,595
	Tesco plc	2,155,338	7,958
	BAE Systems plc	915,085	6,900
	SSE plc	293,886	6,618
	Legal & General Group plc	1,677,063	6,614
	Aviva plc	1,118,820	6,037
	Imperial Brands plc	265,903	5,611
	3i Group plc	271,783	5,076
	WPP plc	339,826	4,912
	Natwest Group plc	1,475,511	4,449
	Mondi plc (XLON)	136,715	3,414
	St. James's Place plc	153,390	3,314
	Persimmon plc	87,137	3,247
	Sage Group plc	310,317	3,018
		Shares	Market Value• ($000)
	United Utilities Group plc	191,751	2,725
	Severn Trent plc	68,330	2,559
	Barratt Developments plc	278,190	2,525
	Admiral Group plc	62,034	2,437
	Intermediate Capital Group plc	78,486	2,354
	Abrdn plc	628,399	2,184
	B&M European Value Retail SA	244,416	2,118
	M&G plc	749,453	2,048
	J Sainsbury plc	476,119	1,950
	Polymetal International plc	103,903	1,921
	DS Smith plc	354,827	1,861
	Berkeley Group Holdings plc	30,411	1,814
	Pearson plc	217,072	1,786
	Bellway plc	36,565	1,659
	Schroders plc	33,379	1,653
	Direct Line Insurance Group plc	413,689	1,653
	Phoenix Group Holdings plc	178,968	1,607
	Evraz plc	163,778	1,391
	Pennon Group plc	79,927	1,275
	Tate & Lyle plc	136,788	1,212
[3]	Quilter plc	496,405	1,057
	NEPI Rockcastle plc	120,947	809
	Fresnillo plc	54,373	640
	Ashmore Group plc	137,107	633
			471,688
Total Common Stocks (Cost $3,150,145)			3,430,433
Temporary Cash Investments (3.2%)
Money Market Fund (3.2%)
[4,5]	Vanguard Market Liquidity Fund, 0.070% (Cost $109,865)	1,098,647	109,865
Total Investments (102.5%) (Cost $3,260,010)			3,540,298
Other Assets and Liabilities—Net (-2.5%)			(84,922)
Net Assets (100%)			3,455,376
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $94,784,000.
2	Security value determined using significant unobservable inputs.
3	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2021, the aggregate value was $33,785,000, representing 1.0% of net assets.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5	Collateral of $103,668,000 was received for securities on loan.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
NVDR—Non-Voting Depository Receipt.

International High Dividend Yield Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2021	2	460	6
MSCI EAFE Index	December 2021	157	18,366	177
MSCI Emerging Markets Index	December 2021	86	5,427	(79)
				104

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty		Receive		Deliver
Royal Bank of Canada	12/15/21	GBP	1,202	USD	1,638	7	—
Bank of America, N.A.	12/15/21	USD	2,408	CHF	2,211	—	(11)
Bank of America, N.A.	12/15/21	USD	840	EUR	709	20	—
Barclays Bank plc	12/15/21	USD	2,630	GBP	1,904	24	—
BNP Paribas	12/15/21	USD	4,601	JPY	512,501	103	—
						154	(11)
CHF—Swiss franc.
EUR—euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

See accompanying Notes, which are an integral part of the Financial Statements.

International High Dividend Yield Index Fund
Statement of Assets and Liabilities
As of October 31, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $3,150,145)	3,430,433
Affiliated Issuers (Cost $109,865)	109,865
Total Investments in Securities	3,540,298
Investment in Vanguard	110
Cash	19,361
Cash Collateral Pledged—Futures Contracts	1,289
Foreign Currency, at Value (Cost $3,860)	3,812
Receivables for Investment Securities Sold	2,683
Receivables for Accrued Income	14,147
Receivables for Capital Shares Issued	247
Unrealized Appreciation—Forward Currency Contracts	154
Total Assets	3,582,101
Liabilities
Payables for Investment Securities Purchased	21,038
Collateral for Securities on Loan	103,668
Payables for Capital Shares Redeemed	149
Payables to Vanguard	286
Variation Margin Payable—Futures Contracts	186
Unrealized Depreciation—Forward Currency Contracts	11
Deferred Foreign Capital Gains Taxes	1,387
Total Liabilities	126,725
Net Assets	3,455,376
At October 31, 2021, net assets consisted of:

Paid-in Capital	3,217,882
Total Distributable Earnings (Loss)	237,494
Net Assets	3,455,376

ETF Shares—Net Assets
Applicable to 45,159,529 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	3,060,541
Net Asset Value Per Share—ETF Shares	$67.77

Admiral Shares—Net Assets
Applicable to 12,018,462 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	394,835
Net Asset Value Per Share—Admiral Shares	$32.85

See accompanying Notes, which are an integral part of the Financial Statements.

International High Dividend Yield Index Fund
Statement of Operations

Year Ended October 31, 2021
($000)
Investment Income
Income
Dividends[1]	119,884
Interest[2]	7
Securities Lending—Net	336
Total Income	120,227
Expenses
The Vanguard Group—Note B
Investment Advisory Services	402
Management and Administrative—ETF Shares	4,107
Management and Administrative—Admiral Shares	655
Marketing and Distribution—ETF Shares	81
Marketing and Distribution—Admiral Shares	10
Custodian Fees	492
Auditing Fees	45
Shareholders’ Reports—ETF Shares	62
Shareholders’ Reports—Admiral Shares	2
Trustees’ Fees and Expenses	1
Total Expenses	5,857
Net Investment Income	114,370
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	55,699
Futures Contracts	2,253
Forward Currency Contracts	79
Foreign Currencies	(420)
Realized Net Gain (Loss)	57,611
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2,4]	515,195
Futures Contracts	514
Forward Currency Contracts	193
Foreign Currencies	(271)
Change in Unrealized Appreciation (Depreciation)	515,631
Net Increase (Decrease) in Net Assets Resulting from Operations	687,612
1	Dividends are net of foreign withholding taxes of $11,288,000.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $4,000, $1,000, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.
3	Realized gain (loss) is net of foreign capital gain taxes of $245,000.
4	The change in unrealized appreciation (depreciation) is net of the change in deferred foreign capital gains taxes of $1,387,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International High Dividend Yield Index Fund
Statement of Changes in Net Assets

	Year Ended October 31,
	2021 ($000)	2020 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	114,370	59,565
Realized Net Gain (Loss)	57,611	(110,009)
Change in Unrealized Appreciation (Depreciation)	515,631	(210,218)
Net Increase (Decrease) in Net Assets Resulting from Operations	687,612	(260,662)
Distributions
ETF Shares	(90,829)	(46,653)
Admiral Shares	(13,898)	(9,161)
Total Distributions	(104,727)	(55,814)
Capital Share Transactions
ETF Shares	1,245,225	328,155
Admiral Shares	35,370	117,287
Net Increase (Decrease) from Capital Share Transactions	1,280,595	445,442
Total Increase (Decrease)	1,863,480	128,966
Net Assets
Beginning of Period	1,591,896	1,462,930
End of Period	3,455,376	1,591,896

See accompanying Notes, which are an integral part of the Financial Statements.

International High Dividend Yield Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$50.47	$61.27	$58.85	$65.69	$55.61
Investment Operations
Net Investment Income[1]	2.824	2.076	2.746	2.639	2.329
Net Realized and Unrealized Gain (Loss) on Investments[2]	16.986	(10.944)	2.302	(7.097)	9.763
Total from Investment Operations	19.810	(8.868)	5.048	(4.458)	12.092
Distributions
Dividends from Net Investment Income	(2.510)	(1.932)	(2.628)	(2.382)	(2.012)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.510)	(1.932)	(2.628)	(2.382)	(2.012)
Net Asset Value, End of Period	$67.77	$50.47	$61.27	$58.85	$65.69
Total Return	39.55%	-14.55%	8.87%	-7.03%	22.03%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,061	$1,325	$1,264	$889	$598
Ratio of Total Expenses to Average Net Assets	0.22%	0.28%[3]	0.27%	0.32%	0.32%
Ratio of Net Investment Income to Average Net Assets	4.29%	3.81%	4.59%	4.06%	3.73%
Portfolio Turnover Rate[4]	18%	20%	15%	10%	8%
1	Calculated based on average shares outstanding.
2	Includes increases from purchase and redemption fees of $.00, $.03, $.01, $.02, and $.04.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.27%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

International High Dividend Yield Index Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$24.45	$29.69	$28.52	$31.83	$26.92
Investment Operations
Net Investment Income[1]	1.329	1.034	1.322	1.264	1.114
Net Realized and Unrealized Gain (Loss) on Investments[2]	8.286	(5.336)	1.120	(3.423)	4.743
Total from Investment Operations	9.615	(4.302)	2.442	(2.159)	5.857
Distributions
Dividends from Net Investment Income	(1.215)	(.938)	(1.272)	(1.151)	(.947)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.215)	(.938)	(1.272)	(1.151)	(.947)
Net Asset Value, End of Period	$32.85	$24.45	$29.69	$28.52	$31.83
Total Return[3]	39.59%	-14.59%	8.83%	-7.00%	22.04%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$395	$267	$199	$181	$168
Ratio of Total Expenses to Average Net Assets	0.22%	0.28%[4]	0.27%	0.32%	0.32%
Ratio of Net Investment Income to Average Net Assets	4.19%	3.99%	4.57%	4.06%	3.73%
Portfolio Turnover Rate[5]	18%	20%	15%	10%	8%
1	Calculated based on average shares outstanding.
2	Includes increases from purchase and redemption fees of $.00, $.01, $.01, $.01, and $.02.
3	Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.27%.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

International High Dividend Yield Index Fund
Notes to Financial Statements
Vanguard International High Dividend Yield Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.
The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The

International High Dividend Yield Index Fund
clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended October 31, 2021, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended October 31, 2021, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.

International High Dividend Yield Index Fund
5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow

International High Dividend Yield Index Fund
money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended October 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.
Taxes on foreign dividends and capital gains have been provided for in accordance with the fund's understanding of the applicable countries' tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2021, the fund had contributed to Vanguard capital in the amount of $110,000, representing less than 0.01% of the fund’s net assets and 0.04% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

International High Dividend Yield Index Fund
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	388,184	—	—	388,184
Common Stocks—Other	4,722	3,022,768	14,759	3,042,249
Temporary Cash Investments	109,865	—	—	109,865
Total	502,771	3,022,768	14,759	3,540,298
Derivative Financial Instruments
Assets
Futures Contracts[1]	183	—	—	183
Forward Currency Contracts	—	154	—	154
Total	183	154	—	337
Liabilities
Futures Contracts[1]	79	—	—	79
Forward Currency Contracts	—	11	—	11
Total	79	11	—	90
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

International High Dividend Yield Index Fund
D.	At October 31, 2021, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities	Equity Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Unrealized Appreciation—Futures Contracts[1]	183	—	183
Unrealized Appreciation—Forward Currency Contracts	—	154	154
Total Assets	183	154	337

Unrealized Depreciation—Futures Contracts[1]	79	—	79
Unrealized Depreciation—Forward Currency Contracts	—	11	11
Total Liabilities	79	11	90
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2021, were:
Realized Net Gain (Loss) on Derivatives	Equity Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Futures Contracts	2,253	—	2,253
Forward Currency Contracts	—	79	79
Realized Net Gain (Loss) on Derivatives	2,253	79	2,332
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	514	—	514
Forward Currency Contracts	—	193	193
Change in Unrealized Appreciation (Depreciation) on Derivatives	514	193	707
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions, passive foreign investment companies, and tax expense on capital gains were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the recognition of unrealized gains

International High Dividend Yield Index Fund
from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	32,567
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(57,774)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	262,701
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	104,727	55,814
Long-Term Capital Gains	—	—
Total	104,727	55,814
*	Includes short-term capital gains, if any.
As of October 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	3,276,135
Gross Unrealized Appreciation	447,910
Gross Unrealized Depreciation	(183,747)
Net Unrealized Appreciation (Depreciation)	264,163
F.	During the year ended October 31, 2021, the fund purchased $1,741,857,000 of investment securities and sold $462,132,000 of investment securities, other than temporary cash investments. Purchases and sales include $896,853,000 and $0, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.

International High Dividend Yield Index Fund
G.	Capital share transactions for each class of shares were:

	Year Ended October 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued[1]	1,245,225	18,913	377,560	6,711
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[2]	—	—	(49,405)	(1,100)
Net Increase (Decrease)—ETF Shares	1,245,225	18,913	328,155	5,611
Admiral Shares
Issued[1]	64,421	2,021	173,979	6,455
Issued in Lieu of Cash Distributions	6,979	221	5,196	203
Redeemed[2]	(36,030)	(1,151)	(61,888)	(2,421)
Net Increase (Decrease)—Admiral Shares	35,370	1,091	117,287	4,237
1	Includes purchase fees for fiscal 2021 and 2020 of $162,000 and $728,000, respectively (fund totals).
2	Net of redemption fees for fiscal 2021 and 2020 of $88,000 and $151,000, respectively (fund totals).
H.	Management has determined that no events or transactions occurred subsequent to October 31, 2021, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Whitehall Funds and Shareholders of Vanguard International Dividend Appreciation Index Fund and Vanguard International High Dividend Yield Index Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Vanguard International Dividend Appreciation Index Fund and Vanguard International High Dividend Yield Index Fund (two of the funds constituting Vanguard Whitehall Funds, hereafter collectively referred to as the "Funds") as of October 31, 2021, the related statements of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2021 and each of the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from the transfer agent or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 16, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2021 tax information (unaudited) for Vanguard International Dividend Appreciation Index Fund
This information for the fiscal year ended October 31, 2021, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $378,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
The fund distributed $36,030,000 of qualified dividend income to shareholders during the fiscal year.
The fund designates to shareholders foreign source income of $60,947,000 and foreign taxes paid of $25,689,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2022 to determine the calendar-year amounts to be included on their 2021 tax returns.

Special 2021 tax information (unaudited) for Vanguard International High Dividend Yield Index Fund
This information for the fiscal year ended October 31, 2021, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $75,457,000 of qualified dividend income to shareholders during the fiscal year.
The fund designates to shareholders foreign source income of $131,172,000 and foreign taxes paid of $9,189,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2022 to determine the calendar-year amounts to be included on their 2021 tax returns.

The S&P Global Ex-U.S. Dividend Growers Index is a product of S&P Dow Jones Indices LLC ("S&P DJI"), a division of S&P Global ("S&P"), or its affiliates, and has been licensed for use by Vanguard. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC, a division of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to S&P DJI and have been sublicensed for use for certain purposes by Vanguard. The International Dividend Appreciation Index Fund is not sponsored, endorsed, sold, or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of the International Dividend Appreciation Index Fund or any member of the public regarding the advisability of investing in securities generally or in the International Dividend Appreciation Index Fund particularly or the ability of the S&P Global Ex-U.S. Dividend Growers Index to track general market performance. S&P Dow Jones Indices’ only relationship to Vanguard with respect to the S&P Global Ex-U.S. Dividend Growers Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P Global Ex-U.S. Dividend Growers Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Vanguard or the International Dividend Appreciation Index Fund. S&P Dow Jones Indices have no obligation to take the needs of Vanguard or the owners of the International Dividend Appreciation Index Fund into consideration in determining, composing or calculating the S&P Global Ex-U.S. Dividend Growers Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the International Dividend Appreciation Index Fund or the timing of the issuance or sale of the International Dividend Appreciation Index Fund or in the determination or calculation of the equation by which the International Dividend Appreciation Index Fund is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the International Dividend Appreciation Index Fund. There is no assurance that investment products based on the S&P Global Ex-U.S. Dividend Growers Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P GLOBAL EX-U.S. DIVIDEND GROWERS INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE INTERNATIONAL DIVIDEND APPRECIATION INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P GLOBAL EX-U.S. DIVIDEND GROWERS INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND VANGUARD, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

London Stock Exchange Group companies include FTSE International Limited (“FTSE”), Frank Russell Company (“Russell”), MTS Next Limited (“MTS”), and FTSE TMX Global Debt Capital Markets Inc. (“FTSE TMX”). All rights reserved. “FTSE®”, “Russell®”, “MTS®”, “FTSE TMX®” and “FTSE Russell” and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under license. All information is provided for information purposes only. Every effort is made to ensure that all information given in this publication is accurate, but no responsibility or liability can be accepted by the London Stock Exchange Group companies nor its licensors for any errors or for any loss from use of this publication. Neither the London Stock Exchange Group companies nor any of their licensors make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Indices or the fitness or suitability of the Indices for any particular purpose to which they might be put. The London Stock Exchange Group companies do not provide investment advice and nothing in this document should be taken as constituting financial or investment advice. The London Stock Exchange Group companies make no representation regarding the advisability of investing in any asset. A decision to invest in any such asset should not be made in reliance on any information herein. Indexes cannot be invested in directly. Inclusion of an asset in an index is not a recommendation to buy, sell or hold that asset. The general information contained in this publication should not be acted upon without obtaining specific legal, tax, and investment advice from a licensed professional. No part of this information may be reproduced, stored in a retrieval system or transmitted in any form or by any means, electronic, mechanical, photocopying, recording or otherwise, without prior written permission of the London Stock Exchange Group companies. Distribution of the London Stock Exchange Group companies’ index values and the use of their indexes to create financial products require a license with FTSE, FTSE TMX, MTS and/or Russell and/or its licensors.

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 214 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin
America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation.

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board
(2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. Mclsaac

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You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
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Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.
© 2021 The Vanguard Group, Inc.
All rights reserved.
U.S. Patent Nos. 6,879,964 and 7,720,749.
Vanguard Marketing Corporation, Distributor.
Q20150 122021

Item 2: Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)           Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended October 31, 2021: $326,000
Fiscal Year Ended October 31, 2020: $309,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2021: $11,244,694
Fiscal Year Ended October 31, 2020: $10,761,407

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)           Audit-Related Fees.

Fiscal Year Ended October 31, 2021: $2,955,181
Fiscal Year Ended October 31, 2020: $2,915,863

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)           Tax Fees.

Fiscal Year Ended October 31, 2021: $2,047,574
Fiscal Year Ended October 31, 2020: $247,168

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)           All Other Fees.

Fiscal Year Ended October 31, 2021: $280,000
Fiscal Year Ended October 31, 2020: $115,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)           (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)           Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2021: $2,327,574
Fiscal Year Ended October 31, 2020: $362,168

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)           For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable. The complete schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in the Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)(1)	Code of Ethics filed herewith.
(a)(2)	Certifications filed herewith.
(b)	Certifications field herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WHITEHALL FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: December 20, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WHITEHALL FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: December 20, 2021

VANGUARD WHITEHALL FUNDS

BY:	/s/ CHRISTINE BUCHANAN*
CHRISTINE BUCHANAN
CHIEF FINANCIAL OFFICER

Date: December 20, 2021

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on November 29, 2021 (see File Number 33-64845), a Power of Attorney filed on October 12, 2021 (see File Number 33-23444), and a Power of Attorney filed on August 26, 2021 (see file Number 811-02652), Incorporated by Reference.